                                                                   Exhibit 10.8
                                                                  EXECUTION COPY


                   -----------------------------------------
                   -----------------------------------------



                            STOCK PURCHASE AGREEMENT




                                   dated as of

                                 August 28, 1998


                                  by and among


                            USINTERNETWORKING, INC.,
                               IIT Holding, Inc.,
                            Luis Sebastian Alegrett,
                                  Michael Mai,
                                Carlos E. Bravo,
                                       and
                             Vicente Perez de Tudela


                   -----------------------------------------
                   -----------------------------------------

                                TABLE OF CONTENTS


                                                                                                               PAGE
ARTICLE I.          DEFINITIONS...................................................................................1

                    1.1.     Defined Terms........................................................................1
                    1.2.     Certain Usage........................................................................9

ARTICLE II.         PURCHASE AND SALE OF SHARES...................................................................9

                    2.1.     Purchase and Sale of Shares..........................................................9
                    2.2.     Total Consideration and Terms.......................................................10
                    2.3.     Contingent Payments.................................................................11
                    2.4.     Post-Closing Adjustment.............................................................12
                    2.5.     Noncompete..........................................................................13
                    2.6.     Bonus Payments......................................................................13

ARTICLE III.        CLOSING......................................................................................14

                    3.1.     Closing.............................................................................14
                    3.2.     Sellers' Closing Deliveries.........................................................14
                    3.3.     Purchaser's Closing Deliveries......................................................14

ARTICLE IV.         REPRESENTATIONS AND WARRANTIES OF THE
                    COMPANY AND SELLERS..........................................................................14

                    4.1.     Organization........................................................................15
                    4.2.     Subsidiaries........................................................................15
                    4.3.     Capitalization......................................................................16
                    4.4.     Authorization.......................................................................16
                    4.5.     No Conflict or Violation............................................................17
                    4.6.     Financial Statements................................................................17
                    4.7.     Books and Records...................................................................17
                    4.8.     Projections.........................................................................18
                    4.9.     Undisclosed Liabilities.............................................................18
                    4.10.    Absence of Certain Changes or Events................................................18
                    4.11.    Contracts; No Defaults..............................................................19
                    4.12.    Government Contracts; Backlog.......................................................21
                    4.13.    Tangible Assets.....................................................................22
                    4.14.    Intellectual Property...............................................................23
                    4.15.    Real Property.......................................................................25
                    4.16.    Litigation and Proceedings..........................................................26
                    4.17.    Employee Benefit Plans..............................................................27
                    4.18.    Labor Relations.....................................................................29
                    4.19.    Legal Compliance....................................................................30

                                       i


                    4.20.    Environmental Protection............................................................30
                    4.21.    Taxes...............................................................................31
                    4.22.    Governmental Authorities:  Consents.................................................33
                    4.23.    Licenses, Permits and Authorizations................................................33
                    4.24.    Insurance...........................................................................34
                    4.25.    Brokers'Fees........................................................................34
                    4.26.    No Other Agreements to Sell the Shares..............................................34
                    4.27.    Transactions with Certain Persons...................................................34
                    4.28.    Customers, Distributors and Suppliers...............................................35
                    4.29.    Banking Relationships...............................................................36
                    4.30.    Accounts Receivable.................................................................36
                    4.31.    Inventory...........................................................................36
                    4.32.    Year 2000...........................................................................36
                    4.33.    Investment..........................................................................37

ARTICLE V.          REPRESENTATIONS AND WARRANTIES OF PURCHASER..................................................37

                    5.1.     Organization of Purchaser...........................................................37
                    5.2.     Authorization.......................................................................37
                    5.3.     No Conflict or Violation............................................................38
                    5.4.     Governmental Authorities; Consents..................................................38
                    5.5.     Brokers'Fees........................................................................38
                    5.6.     Warrant Shares......................................................................38
                    5.7.     Capitalization......................................................................39
                    5.8.     Financial Statements................................................................39
                    5.9.     Purchaser Disclosure Material.......................................................39

ARTICLE VI.         COVENANTS OF SELLERS AND THE COMPANY.........................................................39

                    6.1.     Conduct of Business.................................................................39
                    6.2.     HSR Act.............................................................................41
                    6.3.     No Solicitations....................................................................41
                    6.4.     Notice to Purchaser.................................................................42
                    6.5.     Consents............................................................................42
                    6.6.     Inspections.........................................................................42
                    6.7.     Employee Benefit Plans..............................................................42

ARTICLE VII.        COVENANTS OF PURCHASER.......................................................................43

                    7.1.     Consents............................................................................43
                    7.2.     Notice to Purchaser.................................................................43

ARTICLE VIII.       COVENANTS OF SELLERS, THE COMPANY AND
                    PURCHASER....................................................................................43

                    8.1.     Confidentiality.....................................................................43


                                       ii



                    8.2.     Nonsolicitation of Employees........................................................44
                    8.3.     Cooperation and Records Retention...................................................44

ARTICLE IX.         CONDITIONS TO OBLIGATIONS....................................................................44

                    9.1.     Conditions to Obligations of Purchaser, Sellers and the Company.....................44
                    9.2.     Conditions to Obligations of Purchaser..............................................45
                    9.3.     Conditions to the Obligations of Sellers and the Company............................46

ARTICLE X.          TERMINATION..................................................................................47

                    10.1.    Termination.........................................................................47
                    10.2.    Effect of Termination...............................................................48
                    10.3.    Risk of Loss........................................................................48

ARTICLE XI.         DEFAULT AND REMEDIES.........................................................................48

                    11.1.    Breach and Opportunity to Cure......................................................48
                    11.2.    Sellers'Remedies....................................................................49
                    11.3.    Purchaser's Remedies................................................................49
                    11.4.    Return of Deposit...................................................................49
                    11.5.    Escrow Deposit......................................................................49

ARTICLE XII.        POST CLOSING OBLIGATIONS; SURVIVAL OF REPRESENTATION.........................................50

                    12.1.    Indemnification.....................................................................50
                             12.1.1.     Purchaser's Right to Indemnification....................................50
                             12.1.2. Seller's Right to Indemnification...........................................50
                             12.1.3. Conduct of Proceedings......................................................51
                             12.1.4. Limitations on Indemnification..............................................51
                             12.1.5. Indemnification Sole Remedy.................................................52
                    12.2.    Right of Offset.....................................................................52
                    12.3.    Survival of Representations.........................................................52
                    12.4.    Rights of Set-Off...................................................................52

ARTICLE XIII.       TAX MATTERS..................................................................................53

                    13.1.    Allocation of Responsibility........................................................53
                    13.2.    Payment of Taxes....................................................................53
                    13.3.    Tax Returns.........................................................................53
                    13.4.    Refunds.............................................................................53
                    13.5.    Contests............................................................................54
                    13.6.    Allocation of Taxes.................................................................54


                                      iii



                    13.7.    Treatment of Indemnity Payments.....................................................55
                    13.8.    Indemnification.....................................................................55
                    13.9.    Successors..........................................................................55

ARTICLE XIV.        SELLER REPRESENTATIVE........................................................................55

                    14.1.    Designation of Seller Representative................................................55
                    14.2.    Authority and Rights of Seller Representative;
                             Limitations on Liability............................................................56

ARTICLE XV.         MISCELLANEOUS................................................................................56

                    15.1.    Waiver..............................................................................56
                    15.2.    Notices.............................................................................56
                    15.3.    Assignment..........................................................................58
                    15.4.    Rights of Third Parties.............................................................58
                    15.5.    Reliance............................................................................58
                    15.6.    Transfer Taxes; Title Costs; Expenses...............................................58
                    15.7.    Construction........................................................................58
                    15.8.    Arbitration.........................................................................59
                    15.9.    Attorney's Fees.....................................................................60
                    15.10.   Captions; Counterparts..............................................................60
                    15.11.   Entire Agreement....................................................................60
                    15.12.   Amendments..........................................................................60
                    15.13.   Severability........................................................................60
                    15.14.   Publicity...........................................................................60
                    15.15.   Further Assurances..................................................................61

                                    EXHIBITS



                  Exhibit A-1       Employees

                  Exhibit A-2       Independent Contractors

                  Exhibit B         Pro Rata Share

                  Exhibit C         Form of Warrant Agreement

                  Exhibit D         Allocation of Cash Consideration

                  Exhibit E         Form of Noncompetition Agreement

                  Exhibit F         Form of Employment Agreement

                  Exhibit G         Warrantholder's Agreement

                                    SCHEDULES

                  Schedule 4.1              Foreign Qualifications

                  Schedule 4.2              Subsidiaries

                  Schedule 4.3              Capitalization

                  Schedule 4.6              Financial Statements

                  Schedule 4.8              Projections

                  Schedule 4.9              Undisclosed Liabilities

                  Schedule 4.10             Absence of Certain Changes

                  Schedule 4.11             Contracts

                  Schedule 4.12             Government Contracts

                  Schedule 4.14(c)          Company Intellectual Property

                  Schedule 4.14(d)          Third Party Intellectual Property

                  Schedule 4.15             Real Property

                  Schedule 4.17             Employee Benefit Plans

                  Schedule 4.20             Environmental Compliance

                  Schedule 4.20(f)          Environmental Reports

                  Schedule 4.21             Taxes

                  Schedule 4.23             Licenses, Permits and Authorizations

                  Schedule 4.24             Insurance

                  Schedule 4.27             Transactions with Certain Persons

                  Schedule 4.28             Customers, Distributors & Suppliers

                  Schedule 4.29             Banking Relationships

                  Schedule 5.9              Purchaser Disclosure Material

                            STOCK PURCHASE AGREEMENT

                  This STOCK PURCHASE AGREEMENT (the "AGREEMENT" or "PURCHASE AGREEMENT") is entered into by and among Luis Sebastian Alegrett, Michael Mai, Carlos E. Bravo, and Vicente Perez de Tudela, (the "SELLERS" and each a "SELLER"), IIT Holding, Inc., a Florida corporation (the "COMPANY") and USinternetworking, Inc., a Delaware corporation (the "PURCHASER"), as of this 28th day of August, 1998.

                                    RECITALS:

                  A. Sellers own of record and beneficially all of the issued and outstanding shares of common stock, par value $5.00 per share (the "COMPANY COMMON STOCK"), of the Company (the "SHARES").

                  B. Upon the terms and subject to the conditions set forth herein, Sellers desire to sell to Purchaser, and Purchaser desires to purchase from Sellers, the Shares, free and clear of any and all Encumbrances.

                                   AGREEMENT:

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         1.1 DEFINED TERMS. As used herein, the following terms shall have the following meanings:

                  "ACQUIRED COMPANIES" shall mean the Company and its Subsidiaries.

                  "AFFILIATE" shall mean with respect to any specified Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person, through one or more intermediaries or otherwise.

                  "AGREEMENT" shall have the meaning set forth in the Preamble.

                  "ANCILLARY AGREEMENTS" shall mean all exhibits and schedules to the Agreement.

                  "ANTITRUST AUTHORITY" shall mean the Antitrust Division of the United States Department of Justice or the United States Federal Trade Commission.

                  "BALANCE SHEET" shall mean the balance sheets of each of the Subsidiaries of the Company except IIT Technology Solutions, Inc. as of the date indicated thereon, together with the notes thereto.

                  "BENEFIT ARRANGEMENT" shall have the meaning set forth in
SECTION 4.17.

                  "BOOKS AND RECORDS" shall mean all of the following as made and kept by the Acquired Companies (a) all records and lists pertaining to customers, suppliers or personnel of the Acquired Companies, (b) all product, business and marketing plans of the Acquired Companies and (c) all books, ledgers, files, reports, plans, drawings and operating records of every kind maintained by the Acquired Companies including, without limitation, all stock books, stock ledgers and corporate minutes and Real Estate Records of the Acquired Companies.

                  "BUSINESS" shall mean the Acquired Companies' business of providing consulting and implementation services to users of People Soft software.

                  "BUSINESS DAY" shall mean any day that is not a Saturday, Sunday or any other day on which banks are required or authorized by law to be closed in New York, New York.

                  "CASH CONSIDERATION" shall have the meaning specified in
SECTION 2.2.

                  "CHANGE OF CONTROL" shall mean with respect to any Person the consummation of the first to occur of (i) the sale, lease or other transfer of all or substantially all of the assets of such Person to any person or group (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended); (ii) the consummation of a plan relating to the liquidation or dissolution of such Person; (iii) the merger or consolidation of such Person with or into another entity or the merger of another entity into such Person or any subsidiary thereof with the effect that immediately after such transaction the stockholders of such Person immediately prior to such transaction (or their Affiliates) hold less than 50% of the total voting power of all securities generally entitled to vote in the election of directors, managers or trustees of the entity surviving such merger or consolidation; or (iv) the acquisition (other than pursuant to purchase of the Shares hereunder) by any person or group other than a stockholder (or its Affiliates) of such Person on the date hereof of more than 50% of the voting power of all securities of such Person generally entitled to vote in the election of directors of such Person.

                  "CLAIMS" shall have the meaning set forth in SECTION 12.1.1.

                  "CLOSING" shall have the meaning set forth in SECTION 3.1.

                  "CLOSING DATE" shall have the meaning set forth in
SECTION 3.1.

                  "CODE" shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

                  "COMPANY" shall have the meaning set forth in the Preamble.

                  "COMPANY COMMON STOCK" shall have the meaning set forth in the Recitals.

                  "CONTINGENT PAYMENTS" shall have the meaning set forth in
SECTION 2.3.

                  "CONTRACTS" shall mean, collectively, all agreements, contracts, leases, purchase orders, memoranda of understanding and other binding contractual commitments to which the Company is a party, including those contracts listed on SCHEDULE 4.11.

                  "DEPOSIT" shall have the meaning set forth in SECTION 2.2.

                  "DISCLOSURE SCHEDULE" shall mean the schedules attached hereto.

                  "EBITDA" shall mean, with respect to any Person for any period, the Net Income of such Person for such period plus (i) an amount equal to any extraordinary loss plus any net loss realized in connection with the sale or disposition of any asset, to the extent such losses were deducted in computing such Net Income, plus (ii) the amounts paid during such period pursuant to SECTION 2.6, plus (iii) provision for taxes based on income or profits of such Person and its Subsidiaries for such period, to the extent that such provision for taxes was deducted in computing such Net Income, plus (iv) interest expense of such Person and its Subsidiaries for such period, whether paid or accrued and whether or not capitalized (including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with capital lease obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to hedging obligations), to the extent that any such expense was deducted in computing such Net Income, plus (v) depreciation, amortization (including amortization of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of such Person and its Subsidiaries for such period to the extent that such depreciation, amortization and other non-cash expenses were deducted in computing such Net Income, minus (vi) non-cash items increasing such Net Income for such period (other than items that were accrued in the ordinary course of business), in each case, on a consolidated basis and determined in accordance with GAAP. Neither the payment to the Company of any portion of the Deposit nor the use of such funds by the Company shall be considered for purposes of the calculation of EBITDA.

                  "EMPLOYEE LAWS" shall have the meaning set forth in SECTION 4.18.

                  "EMPLOYEE PLANS" shall have the meaning set forth in SECTION 4.17(a).

                  "EMPLOYEE RETENTION PERCENTAGE" shall mean, the percentage obtained by dividing (i) the aggregate number of the employees and independent contractors of the Acquired Companies listed on EXHIBIT A-1 who are employed by the Acquired Companies as of December 31, 1998 (plus (A) any employees of the Acquired Companies listed on EXHIBIT A-1 who are employees of the Purchaser or any Affiliate of the Purchaser other than the Acquired Companies as of December 31, 1998, and (B) any employees listed on EXHIBIT A-1 who are not employed by the Acquired Companies as of December 31, 1998 because of such person's death or disability or termination by the Acquired Companies for cause) by (ii) 53.

                  "ENCUMBRANCE" shall mean any mortgage, claim, charge, lien, easement, right-of-way, covenant, condition, option, pledge, call, commitment, security interest, conditional sales agreement, title retention agreement, lease, and any other imperfection of title or restriction of any kind and nature, choate or inchoate.

                  "ENVIRONMENTAL CLAIMS" shall mean all accusations, allegations, notice of violations, liens, claims, demands, suits, or causes of action for any damage, including without limitation, personal injury, property damage (including any depreciation of property values), lost use of property, or consequential damages, arising directly or indirectly out of Environmental Conditions or Environmental Laws.

                  "ENVIRONMENTAL CONDITIONS" shall mean the state of the environment, including natural resources (e.g., flora and fauna), soil, surface water, wet lands, ground water, any present or potential drinking water supply, subsurface strata, or ambient air, regulated under Environmental Laws relating to or arising out of the use, handling, storage, treatment, recycling, generation, transportation, release, spilling, leaking, pumping, pouring, emptying, discharging, injecting, escaping, leaching, disposal, dumping, or threatened release of Hazardous Materials by the Acquired Companies or their predecessors or successors in interest, or by their agents, representatives, employees, or independent contractors when acting in such capacity on behalf of the Acquired Companies. With respect to Environmental Claims by third parties, Environmental Conditions also include the exposure of persons to Hazardous Materials at the work place or the exposure of persons or property to Hazardous Materials migrating from or otherwise emanating from or located on property owned or occupied by the Acquired Companies.

                  "ENVIRONMENTAL EXPENSES" shall mean any liability, loss, cost, or expense related to an Environmental Claim, incurred in compliance with any Environmental Laws, or incurred in response to Environmental Conditions, including without limitation the costs of any investigation, remedial or response actions, the costs associated with posting financial assurances for the completion of any such actions, the preparation of any closure or other plans or analyses, the costs of health assessments or other medical studies, the costs of retention of expert consultants or legal counsel, capital improvements, operation and maintenance costs, testing and monitoring costs, power and utility costs and administrative costs incurred by governmental agencies.

                  "ENVIRONMENTAL LAWS" shall mean any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, legally binding decrees or other requirement of any Governmental Authority (including, without limitation, common law) regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or of human health relating to exposure of any kind of Hazardous Materials, as has been, is now, or may at any time hereafter be, in effect.

                  "ENVIRONMENTAL NONCOMPLIANCE" shall mean: (i) the release of any Hazardous Materials into the environment, any storm drain, sewer, septic system or publicly owned treatment works, in violation of any effluent or emission limitations, standards or other criteria or guidelines established by any federal, state or local law, regulation, rule, ordinance, plan or order;
(ii) any noncompliance with Environmental Laws including the failure to have obtained permits, variances or other authorizations required under Environmental Laws; (iii) any facility operations, procedures and/or designs which do not conform to the statutory or regulatory requirements of Environmental Laws; and
(iv) the operation of any facility or equipment in violation of any permit condition, schedule of compliance, administrative or court order and the like.

                  "ERISA" shall have the meaning set forth in SECTION 4.17(a).

                  "ERISA AFFILIATE" shall have the meaning set forth in SECTION 4.17(a).

                  "FINAL BALANCE SHEET" shall mean a consolidated balance sheet of the Company and its Subsidiaries as of the Closing Date which shall be prepared in accordance with GAAP and shall be audited by an independent accounting firm of recognized national standing.

                  "FINAL NET CURRENT ASSETS" shall have the meaning set forth in
SECTION 2.4(a).

                  "FINANCIAL STATEMENTS" shall have the meaning set forth in
SECTION 4.6.

                  "FIXTURES" shall mean any fixtures, machinery, installations and building equipment located at or on any Real Property.

                  "GAAP" shall mean United States generally accepted accounting principles consistently applied.

                  "GOLDEN PARACHUTE PAYMENT" shall have the meaning set forth in
SECTION 4.17(c).

                  "GOVERNMENTAL AUTHORITY" shall mean any federal, state, municipal or local government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, court, tribunal, arbitrator or arbitral body.

                  "GOVERNMENT CONTRACT" shall have the meaning set forth in
SECTION 4.12.

                  "GOVERNMENT ORDER" shall mean any order, writ, rule, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

                  "HAZARDOUS MATERIALS" shall mean any hazardous substance, gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, ureaformaldehyde insulation, asbestos or asbestos-containing materials, pollutants, contaminants, radioactivity, and any other materials or substances of any kind, whether solid, liquid or gas, and whether or not any such substance is defined as hazardous under any Environmental Law, that is regulated pursuant to any Environmental Law or that could give rise to liability under any Environmental law.

                  "HSR ACT" shall mean the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended.

                  "IMPROVEMENTS" shall mean any right, title or interest in any buildings, facilities, other structures and improvements, building systems and fixtures.

                  "INDEMNIFIED PARTY" shall have the meaning set forth in
SECTION 12.1.3.

                  "INDEMNITOR" shall have the meaning set forth in
SECTION 12.1.3.

                  "INDEPENDENT ACCOUNTING FIRM" shall have the meaning set forth in SECTION 2.3(e).

                  "INSURANCE POLICY" shall have the meaning set forth in SECTION 4.24.

                  "INTELLECTUAL PROPERTY" shall mean (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including data and related documentation), (g) all other proprietary rights, and (h) all copies and tangible embodiments thereof (in whatever form or medium).

                  "INTERIM BALANCE SHEET" shall mean the Balance Sheet dated the Interim Balance Sheet Date.

                  "INTERIM BALANCE SHEET DATE" shall mean July 31, 1998.

                  "INTERIM FINANCIAL STATEMENTS" shall mean the Interim Balance Sheet and the statements of operations, changes in shareholders' equity and cash flow for the period ended on the Interim Balance Sheet Date.

                  "INVENTORY" shall mean all of the inventory held by the Acquired Companies for resale, and all of the Acquired Companies' raw materials, works in process, finished products, wrapping, supply and packaging items, in each case wherever the same may be located.

                  "IRS" means the United States Internal Revenue Service.

                  "LIABILITIES" shall mean any direct or indirect liability, indebtedness, obligation, commitment, expense, claim, deficiency, guaranty or endorsement of or by any person of any type, whether accrued, absolute, contingent, matured, unmatured or other.

                  "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), results of operations or prospects of the Acquired Companies, taken as a whole.

                  "MULTIEMPLOYER PLAN" shall have the meaning set forth in
SECTION 4.17(a).

                  "NET CURRENT ASSETS" shall have the meaning set forth in
SECTION 2.4(a).

                  "NET INCOME" shall mean with respect to any Person for any period, the aggregate of the Net Income of such Person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP.

                  "1998 TARGET EBITDA" shall mean $1,819,684.

                  "1998 TARGET REVENUE" shall mean $5,426,634.

                  "NONCOMPETITION AGREEMENT" shall have the meaning set forth in
SECTION 2.5.

                  "PBGC" shall have the meaning specified in SECTION 4.17(a).

                  "PENSION PLAN" shall have the meaning specified in
SECTION 4.17(a).

                  "PERMITS" shall mean any licenses, permits, certificates of occupancy, approvals, authorizations, variances and waivers issued by any Governmental Authority.

                  "PERMITTED ENCUMBRANCE" shall mean any (i) mechanics lien, materialmen's lien and similar Encumbrance with respect to any amounts not yet due and payable or which are being contested in good faith through appropriate proceedings and for which adequate reserves are maintained in accordance with GAAP, (ii) Encumbrance for Taxes not yet due and payable or which are being contested in good faith through appropriate proceedings, for which adequate reserves are maintained in accordance with GAAP, and which are disclosed on the Disclosure Schedule, (iii) routine utility easements or other non-detrimental agreements of record affecting the Real Property which do not materially interfere with the use, occupancy or marketability of the Real Property subject thereto and (iv) other Encumbrances disclosed in the Schedules to this Agreement.

                  "PERSON" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, labor union or Governmental Authority.

                  "PERSONNEL" shall have the meaning set forth in
SECTION 4.10(b).

                  "PRE-CLOSING ENVIRONMENTAL MATTER" shall mean any Environmental Claim, Environmental Condition or any noncompliance with any Environmental Law on the part of the Acquired Companies, their Affiliates or any of their predecessors in interest occurring or in existence on, or arising from actions occurring prior to, the Closing Date.

                  "PRE-CLOSING PARTIAL PERIOD" shall have the meaning set forth in SECTION 13.1.

                  "PRIME RATE"  shall have the meaning set forth in
SECTION 12.1.1.

                  "PRO RATA SHARE" shall mean with respect to each Seller, such Seller's percentage interest in the equity of the Company as set forth on EXHIBIT B hereto.

                  "PROJECTIONS" shall have the meaning set forth in SECTION 4.8.

                  "PURCHASER" shall have the meaning set forth in the Preamble.

                  "PURCHASER INDEMNITEES" shall have the meaning set forth in
SECTION 12.1.1.

                  "REAL ESTATE RECORDS" shall mean, to the extent in the possession or control of Sellers or the Acquired Companies, the real estate records, files, books, blueprints, plans (as-built and otherwise), surveys, specifications, designs, drawings, and other data associated with the Real Property.

                  "REAL PROPERTY" shall have the meaning set forth in
SECTION 4.15.

                  "REAL PROPERTY LEASE" shall have the meaning set forth in
SECTION 4.15.

                  "RECIPIENTS" shall have the meaning set forth in
SECTION 4.17(c).

                  "REVENUE" shall mean the consolidated revenue of the Company determined in accordance with GAAP.

                  "SELLER REPRESENTATIVE" shall have the meaning set forth in
SECTION 14.1.

                  "SELLERS" shall have the meaning set forth in the Preamble.

                  "SELLER INDEMNITEES" shall have the meaning set forth in
SECTION 12.1.2.

                  "SHARES" shall have the meaning set forth in the Recitals.

                  "SUBSIDIARY" shall mean any corporation, partnership, limited liability company, joint venture or other entity in which the Company, directly or indirectly, holds fifty percent (50%) or more of the voting power of all equity securities or other ownership interests of such entity, or over which the Company either directly or indirectly exercises actual control.

                  "TARGET NET CURRENT ASSETS" shall mean $462,000.

                  "TAX" or "TAXES" shall mean any federal, state, local or foreign net or gross income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, (including taxes under Code Sec.
59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax, governmental fee or like assessment or charge of any kind whatsoever, including any interest, penalty or additions thereto and any amount imposed by any governmental authority or arising under any Tax law or agreement, including, without limitation, any joint venture or partnership agreement.

                  "TAX RETURNS" shall mean all reports, returns, declarations, claims for refund or statements of any kind or nature relating to Taxes, and any schedule or attachment thereto and any amendment thereof.

                  "TOTAL CONSIDERATION" shall have the meaning set forth in
SECTION 2.2(a).

                  "TRANSACTIONS" shall mean the transactions contemplated by this Agreement and the Ancillary Agreements.

                  "WARRANTS" shall mean the warrants entitling the holders thereof to purchase up to 400,000 shares of common stock of Purchaser at a price of $2.00 per share, subject to the terms and conditions of the Warrant Agreement attached hereto as EXHIBIT C.

                  "WELFARE PLAN" shall have the meaning set forth in
SECTION 4.17(a).

                  "WHOLESALE PRICE" shall mean with respect to each item of Inventory, the manufacturer's wholesale list price for such item as of the applicable date applying the actual volume discount to which the relevant Acquired Company was entitled in purchasing such item under its value added reseller agreement or other similar agreement at the time such item was purchased from the manufacturer.

         1.2 CERTAIN USAGE. As used herein the following additional terms shall have the following meaning:

                  The term "including" as used herein shall be read to mean "including, without limitation."

                  The term "knowledge" as used herein, shall mean with respect to any person, those facts or circumstances actually known by such person as well as any facts or circumstances that would be known after due inquiry by a person holding a comparable office or job or with comparable experience or responsibilities in a comparable organization. For purposes of this Agreement, the knowledge of Sebastian Alegrett, Michael Mai, Carlos E. Bravo, and Vicente Perez de Tudela shall be imputed to the Sellers and the Company, and the knowledge of Stephen McManus and John Streeten shall be imputed to Purchaser.

                                   ARTICLE II.
                           PURCHASE AND SALE OF SHARES

         2.1 PURCHASE AND SALE OF SHARES. Upon the terms and subject to the conditions contained herein, on the Closing Date, Sellers shall sell, convey and transfer to Purchaser, and Purchaser shall purchase and acquire from Sellers, the Shares, free and clear of all Encumbrances.

         2.2      TOTAL CONSIDERATION AND TERMS.

                  (a) The aggregate consideration for the Shares to be purchased by Purchaser hereunder and for the Noncompetition Agreement (the "TOTAL CONSIDERATION") shall, subject to adjustment as provided in SECTION 2.2(e) and SECTIONS 2.3, 2.4 and 12.1 hereof, consist of (i) $12,887,000 in cash plus the amounts, if any, added pursuant to Section 2.2(e) (the "CASH CONSIDERATION"); (ii) $3,800,000 in the Contingent Payment (as defined below), subject to the rights of set-off as provided in SECTION 12.4 hereof and subject to satisfaction of the terms and conditions set forth below in SECTION 2.3; and (iii) the Warrants, which Warrants the parties agree have a value of $40,000.

                  (b) Purchaser has previously delivered to the Company, $225,000 as a deposit towards the Cash Consideration and Purchaser may elect pursuant to SECTION 2.2(e) to deliver further amounts as a deposit towards the Cash Consideration (the "DEPOSIT"). At Closing, the amount of the Deposit shall be applied towards the payment of the Cash Consideration. The amount of the Deposit shall be forfeited to the Sellers or returned to the Purchaser in accordance with the provisions of SECTIONS 11.2 and 11.4, in the event that this Agreement is terminated prior to Closing.

                  (c) At the Closing, Purchaser will (i) pay to each Seller by wire transfer of immediately available funds to an account designated in writing by such Seller an amount equal to such Seller's share as set forth on EXHIBIT D of the Cash Consideration minus the Deposit, and (ii) deliver the Warrants in the amounts set forth on EXHIBIT D.

                  (d) Upon the execution of this Agreement, Purchaser shall deliver to an escrow account, pursuant to the Escrow Agreement dated the date hereof, the amount of $400,000 as a deposit towards the Cash Consideration, by wire transfer of immediately available funds to an account designated in writing by the Company (the balance of such account, including interest accrued thereon net of the fees of the Escrow Agent, the "ESCROW DEPOSIT"). At Closing, the Escrow Deposit shall be applied towards the payment of the Cash Consideration. In the event that this Agreement is terminated prior to Closing, the Escrow Deposit shall be delivered to the Seller Representative or Purchaser in accordance with the provisions of SECTION 11.5.

                  (e) Purchaser shall have the right to extend the Closing Date by making the payments set forth below to the Sellers and the Company in equal shares on the day following the Closing Date (as it may be extended), which amount shall upon payment be added to the Cash Consideration:


                  PAYMENT DATE               EXTENDED CLOSING DATE                 AMOUNT
          September 9, 1998                   September 15, 1998                  $250,000
          September 16, 1998                  September 22, 1998                  $250,000
          September 23, 1998                  September 29, 1998                  $250,000

         2.3      CONTINGENT PAYMENTS.

                  (a) As further consideration of the agreements set forth herein and the sale by Sellers of the Shares, if the targets set forth below are all achieved, Purchaser shall pay to each Seller such Seller's Pro Rata Share of the applicable amounts set forth below: (the "CONTINGENT PAYMENT"):

                           (i)      In the event that the Revenue of the Company
for the twelve months ended December 31, 1998 (the "1998 REVENUE") is greater than the 1998 Target Revenue, Purchaser shall pay to each Seller such Seller's Pro Rata Share of $933,333 and will pay to each Seller such Seller's Pro Rata Share of $0.172 for each dollar by which the 1998 Revenue exceeds the 1998 Target Revenue, which additional amount will in no event exceed $400,000; and

                           (ii)     In the event that the EBITDA of the Company
for the twelve months ended December 31, 1998 (the "1998 EBITDA") is greater than the 1998 Target EBITDA, Purchaser shall pay to each Seller such Seller's Pro Rata Share of $933,333 and will pay $0.513 for each dollar by which the 1998 EBITDA exceeds the 1998 Target EBITDA, which additional amount will in no event exceed $400,000; and

                           (iii) In the event that the Employee Retention
Percentage as of December 31, 1998 exceeds the percentage as agreed between Purchaser and Sellers, Purchaser shall pay to each Seller such Seller's Pro Rata Share of $1,133,333.

                  (b) Within ten (10) calendar days following the date on which Purchaser receives the Company's audited financial statements for the twelve months ended December 31, 1998, Purchaser shall prepare and deliver to the Seller Representative a calculation of the 1998 Revenue and 1998 EBITDA and the Employee Retention Percentage as of December 31, 1998.

                  (c) The Seller Representative may dispute Purchaser's calculation of the 1998 Revenue and the 1998 EBITDA, but only on the basis that the amounts reflected in such calculation were not determined in accordance with GAAP or adjusted in accordance with this Agreement. The Seller Representative shall notify Purchaser in writing of each disputed item, specifying the amount of each item in dispute and setting forth, in detail, the basis for each item in dispute, within thirty (30) calendar days of the Seller Representative's receipt of Purchaser's calculation of the Revenue. If the Seller Representative has not notified Purchaser of any such dispute within such thirty (30) day period or has notified Purchaser that the Sellers accept the calculation, of the 1998 Revenue, and the 1998 EBITDA, then Purchaser's calculation shall be deemed to be final and conclusive on the parties hereto, and any amount payable under SECTION 2.3(a) shall be paid by Purchaser by wire transfer within five (5) Business Days thereafter.

                  (d) In the event of such a dispute, Purchaser and the Seller Representative shall negotiate in good faith to reconcile their differences. If such dispute has not been resolved within twenty (20) Business Days after Purchaser's receipt of notice of such dispute, the Seller Representative and Purchaser shall submit the item(s) remaining in dispute to a mutually acceptable independent "Big Five" accounting firm (the "INDEPENDENT ACCOUNTING FIRM"), which shall, as promptly as practical but in no event later than thirty (30) calendar days after such submission, determine and report upon such remaining disputed item(s). Such determination and report shall be final, binding and conclusive on the parties hereto and any amount payable under
SECTION 2.3(c) shall be paid by Purchaser by wire transfer within five (5) Business Days thereafter. The fees and disbursements of the Independent Accounting Firm shall be allocated between Purchaser and Sellers in the same proportion that the aggregate amount of such remaining disputed item(s) so submitted to the Independent Accounting Firm, which is unsuccessfully disputed by each such party (as determined by the Independent Accounting Firm), bears to the total amount of such remaining disputed item(s) so submitted.

                  (e) In order not to interfere with the ability of the Company to meet the Revenue and EBITDA targets set forth in SECTION 2.3(a), prior to January 1, 1999, Purchaser shall not transfer any of the employees, assets, or customers of the Acquired Companies to Purchaser or any Affiliate of Purchaser unless Purchaser first makes arrangements for the Acquired Companies to receive an allocation of Revenue and EBITDA attributable to such employees, assets or customers for the period prior to January 1, 1999.

                  (f) Notwithstanding the provisions of SECTION 2.3(a), Purchaser shall pay to each of the Sellers such Seller's Pro Rata Share of the full amount of the Contingent Payment in the event that the Company or Purchaser suffers a Change of Control prior to January 1, 1999.

         2.4      POST-CLOSING ADJUSTMENT.

                  (a) Within ninety (90) calendar days following the Closing Date, Purchaser shall prepare and deliver to the Seller Representative (i) the Final Balance Sheet, and (ii) a calculation of the Net Current Assets of the Company and its Subsidiaries as set forth on the Final Balance Sheet (the "FINAL NET CURRENT ASSETS"). The Final Balance Sheet shall be prepared in accordance with GAAP consistent with the preparation of the Interim Financial Statements of the Company. During the preparation of the Final Balance Sheet by Purchaser and the period of any dispute provided for in Section 2.4(b), the Seller Representative shall cooperate fully, and shall cause its accountants to cooperate fully, with Purchaser and Purchaser's accountants in order to prepare the Final Balance Sheet and to investigate the basis of any such dispute. "NET CURRENT ASSETS" as of any date shall mean (i) the current assets of the Company as of such date, MINUS (ii) the current liabilities of the Company as of such date, as determined in accordance with GAAP.

                  (b) The Seller Representative may dispute any amounts reflected on the Final Balance Sheet but only on the basis that the amounts reflected on the Final Balance Sheet were not recorded in accordance with GAAP. The Seller Representative shall notify Purchaser in writing of each disputed item, specifying the amount of each item in dispute and setting forth, in detail, the basis for each item in dispute, within thirty (30) calendar days of the Seller Representative's receipt of the Final Balance Sheet. If the Seller Representative has not notified Purchaser of any such dispute within such thirty (30) day period, then the Final Balance Sheet shall be deemed to be final and conclusive on the parties hereto, and any amount payable under SECTION 2.4(d) shall be paid by Purchaser or Sellers, as the case may be in accordance with SECTION 2.4(d).

                  (c) In the event of such a dispute, Purchaser and the Seller Representative shall negotiate in good faith to reconcile their differences. If such dispute has not been resolved within twenty (20) Business Days after Purchaser's receipt of notice of such dispute, Purchaser and the Seller Representative shall submit the item(s) remaining in dispute to the Independent Accounting Firm, which shall, as promptly as practicable but in no event later than thirty (30) calendar days after such submission, determine and report upon such remaining disputed items(s). Such determination and report shall be final, binding and conclusive on the parties hereto. The fees and disbursements of the Independent Accounting Firm shall be allocated between Purchaser and Sellers in the same proportion that the aggregate amount of such remaining disputed items(s) so submitted to the Independent Accounting Firm, which is unsuccessfully disputed by each such party (as determined by the Independent Accounting Firm), bears to the total amount of such remaining disputed items(s) so submitted.

                  (d) If the Post-Closing Adjustment (as defined below) is a negative number, Sellers shall, within three (3) Business Days after the final determination of the Post-Closing Adjustment, pay to Purchaser an amount equal to the absolute value of the Post Closing Adjustment. If the Post-Closing Adjustment is a positive number, Purchaser shall within three (3) Business Days after the final determination of the Post Closing Adjustment, pay to each of the Sellers, in equal shares, in immediately available funds an amount equal to the Post Closing Adjustment. The "POST-CLOSING ADJUSTMENT" shall be computed by subtracting the Target Net Current Assets from the Final Net Current Assets.

         2.5 NONCOMPETE. As further consideration of the agreements set forth herein and sale by Sellers of the Shares, at the Closing, each Seller shall enter into a noncompetition agreement with Purchaser in the form of EXHIBIT E hereto (collectively, the "NONCOMPETITION AGREEMENTS"). The Noncompetition Agreements shall become effective as of the Closing Date and shall continue in effect for a period of two years after the Closing Date. Purchaser and Sellers agree that the amount of the consideration allocable to the Noncompetition Agreements shall be $100,000.

         2.6 BONUS PAYMENTS. Purchaser shall cause to be paid a total of up to $800,000 as follows:

                  (a) From time to time after Closing, Purchaser shall cause to be paid up to $600,000 to those employees and independent contractors of the Acquired Companies set forth on EXHIBIT A-1 who are employed by the Acquired Companies on the Closing Date, in such amounts and to the persons as specified in writing by the Seller Representative, in each case net of any amounts required to be withheld by law.

                  (b) In the event that Sellers become entitled to the Contingent Payment pursuant to SECTION 2.3(a)(iii), Purchaser shall cause to be paid $200,000 to those employees and independent contractors of the Acquired Companies set forth on EXHIBIT A-1 who are employed by the Acquired Companies on the date Sellers become entitled to such Contingent Payment, in such amounts and to the persons as specified in writing by the Seller Representative, in each case net of any amounts required to be withheld by law.

                                  ARTICLE III.
                                     CLOSING

         3.1 CLOSING. The consummation of the purchase and sale of the Shares (the "CLOSING") shall take place at 10:00 a.m., local time, on September 8, 1998 at the offices of Latham & Watkins, 1001 Pennsylvania Avenue, N.W., Suite 1300, Washington, D.C., or at such other time or place as the Seller Representative and Purchaser may agree in writing, provided, however, that Purchaser shall have the right to extend the Closing Date to a date not later than September 29, 1998 by payment of the amounts set forth in Section 2.2(e) (the day on which the Closing takes place being referred to herein as the "CLOSING DATE").

         3.2 SELLERS' CLOSING DELIVERIES. At the Closing, Sellers shall deliver to Purchaser (i) stock certificates evidencing the Shares, duly endorsed in blank or accompanied by a stock power duly executed in blank, and (ii) the other documents required to be delivered by Sellers pursuant to Article IX hereof.

         3.3 PURCHASER'S CLOSING DELIVERIES. At the Closing, (i) Purchaser shall pay to each Seller such Seller's share of the Cash Consideration minus the Deposit, as set forth on EXHIBIT D (as provided in SECTION 2.2 hereof) and (ii) Purchaser shall deliver to Sellers the other documents required to be delivered by Purchaser pursuant to Article IX hereof.

                                   ARTICLE IV.
                         REPRESENTATIONS AND WARRANTIES
                           OF THE COMPANY AND SELLERS

                  The Company and Sellers, severally but not jointly, represent and warrant to Purchaser as follows, which representations and warranties are, as of the date hereof, and will be, as of the Closing Date, true and correct:

         4.1 ORGANIZATION. Each of the Acquired Companies is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to conduct the Business as it is presently being conducted and to own and lease its properties and assets. Each of the Acquired Companies is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. Copies of the articles of incorporation and bylaws of each of the Acquired Companies, and all amendments thereto, heretofore delivered to Purchaser are accurate and complete as of the date hereof. SCHEDULE 4.1 contains a true, correct and complete list of all jurisdictions in which each of the Acquired Companies is qualified to do business as a foreign corporation.

         4.2 SUBSIDIARIES. Except as set forth on SCHEDULE 4.2, the Company has no direct or indirect stock or other equity or ownership interest (whether controlling or not) in any corporation, association, partnership, limited liability company, joint venture or other entity. SCHEDULE 4.2 sets forth for each Subsidiary of the Company (i) its name and jurisdiction of incorporation,
(ii) the number of shares of authorized capital stock of each class of its capital stock, (iii) the number of issued and outstanding shares of each class of its capital stock, the names of the holders thereof, and the number of shares held by each such holder, and (iv) the number of shares of its capital stock held in treasury. All of the issued and outstanding shares of capital stock of each Subsidiary of the Company have been duly authorized and are validly issued, fully paid, and nonassessable. The Company holds of record and owns beneficially all of the outstanding shares of each Subsidiary of the Company, free and clear of any restrictions on transfer (other than restrictions under the Securities Act and state securities laws), Taxes, Encumbrances, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Company to sell, transfer, or otherwise dispose of any capital stock of any of its Subsidiaries or that could require any Subsidiary of the Company to issue, sell, or otherwise cause to become outstanding any of its own capital stock. There are no outstanding stock appreciation, phantom stock, profit participation, or similar rights with respect to any Subsidiary of the Company. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of any capital stock of any Subsidiary of the Company. None of the Company and its Subsidiaries controls directly or indirectly or has any direct or indirect equity participation in any corporation, partnership, trust, or other business association which is not a Subsidiary of the Company. IIT Technology Solutions, Inc. has no assets or liabilities and has not conducted any business since its inception.

         4.3      CAPITALIZATION.

                  (a) The authorized capital stock of the Company consists solely of 100 shares of Company Common Stock, of which 95 shares are issued and outstanding. All of the issued and outstanding shares of the Company Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and are not subject to any preemptive rights. Each of the Sellers owns of record and beneficially the number of shares of Company Common Stock as are set forth on SCHEDULE 4.3, free and clear of all Encumbrances and such shares of Company Common Stock constitute all of the issued and outstanding shares of capital stock of the Company.

                  (b) The Company has not issued or granted any outstanding options, warrants, rights or other securities convertible into or exchangeable or exercisable for shares of the capital stock of the Company, any other commitments or agreements providing for the issuance of additional shares of the capital stock of the Company, the sale of treasury shares, or for the repurchase or redemption of shares of the Company's capital stock, or any obligations arising from canceled stock. There are no agreements of any kind which may obligate the Company to issue, purchase, register for sale, redeem or otherwise acquire any of its securities or interests. There are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company.

                  (c) There are no voting trusts, stockholder agreements, proxies or other agreements in effect with respect to the voting or transfer of the Shares.

         4.4      AUTHORIZATION.

                  (a) The Company has all requisite corporate power and authority, and has taken all corporate action necessary, to execute and deliver this Agreement and the Ancillary Agreements to which it is a party, to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Ancillary Agreements by the Company and the consummation by the Company of the transactions contemplated hereby and thereby have been duly approved by the board of directors of the Company. No other corporate proceedings on the part of the Company are necessary to authorize this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby.

                  (b) This Agreement has been duly executed and delivered by the Company and each of Sellers and is, and upon execution and delivery of the Ancillary Agreements each such Ancillary Agreement will be, legal, valid and binding obligations of the Company and each of Sellers enforceable against them in accordance with its terms.

         4.5 NO CONFLICT OR VIOLATION. Except as would not have a Material Adverse Effect, neither the execution, delivery or performance of this Agreement and the Ancillary Agreements nor the consummation of the transactions contemplated hereby, nor compliance by each of the Acquired Companies or any of Sellers with any of the provisions hereof, does or will violate any provision of, or result in the breach of, any applicable law, rule or regulation of any Governmental Authority, the articles of incorporation or bylaws of each of the Acquired Companies, or any contract, agreement, indenture or other instrument to which any of the Sellers or each of the Acquired Companies is a party or by which any of the Sellers or each of the Acquired Companies may be bound, or of any order, judgment or decree applicable to any of them, or terminate or result in the termination of any such agreement, indenture or instrument, or result in the creation of any lien, charge or Encumbrance upon any of the properties or assets of each of the Acquired Companies, constitute any event which, after notice or lapse of time or both, would result in any such violation, breach, acceleration, termination or creation of a lien or result in a violation or revocation of any required license, permit or approval from any Governmental Authority or other third party.

         4.6 FINANCIAL STATEMENTS. Attached as SCHEDULE 4.6 hereto are (i) the audited balance sheets of IIT, Inc. and the unaudited balance sheets of International Information Technology IIT, C.A. ("IIT, C.A.") as of December 31, 1997 and the related audited statements of earnings, shareholders equity and cash flows of IIT, Inc. and the unaudited statements of earnings, shareholders equity and cash flows of IIT, C.A. for each of the twelve-month periods then ended, together, in the case of IIT, Inc., with the independent auditor's report thereon and (ii) the unaudited balance sheet of each of IIT, Inc. and IIT, C.A. as of July 31, 1998 and the related unaudited statements of earnings, shareholders' equity and cash flows of IIT, Inc. and IIT, C.A. for the seven month period then ended (collectively, the "FINANCIAL STATEMENTS"). The Financial Statements (including the notes thereto) were prepared in accordance with GAAP, consistently applied throughout the periods indicated, and present fairly and accurately the financial condition and results of operation of each of IIT, Inc. and IIT, C.A. as of and for the periods indicated; PROVIDED, HOWEVER, that the unaudited Financial Statements as of and for the periods ending July 31, 1998 are subject to normal year-end adjustments (which will not be material) and lack footnotes and other presentation items. The audited financial statements of IIT, C.A. to be delivered pursuant to
SECTION 9.2(o) will be identical to the unaudited financial statements of IIT, C.A. as of and for the period ended December 31, 1997 set forth on SCHEDULE 4.6, except for the deletion of any qualifications and changes resulting therefrom.

         4.7 BOOKS AND RECORDS. The Company has made and kept (and given Purchaser access to) Books and Records and accounts, which, in reasonable detail, accurately and fairly reflect the activities of each of the Acquired Companies. The minute books of each of the Acquired Companies previously delivered to Purchaser accurately and adequately reflect all action previously taken by the shareholders, board of directors and committees of the board of directors of each of the Acquired Companies. The copies of the stock book records of each of the Acquired Companies previously delivered to Purchaser are true, correct and complete, and accurately reflect all transactions effected in each of the Acquired Companies' capital stock through and including the date hereof. The Company has not engaged in any transaction, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained Books and Records of each of the Acquired Companies.

         4.8 PROJECTIONS. The Company has delivered to Purchaser projected income statements, balance sheets and statements of cash flow of the Company for the 1998 fiscal year (the "PROJECTIONS"), which are attached as SCHEDULE 4.8 hereto. The Projections were prepared by the officers of the Company in good faith, are based upon the historical performance of the Company and a growth forecast believed to be reasonable as of the date such projections were made, as of the date hereof and as of the Closing Date, not taking into account the effect of the transactions contemplated hereby.

         4.9 UNDISCLOSED LIABILITIES. Except as set forth on SCHEDULE 4.9, each of the Acquired Companies has no material Liabilities except for liabilities and obligations (a) reflected or reserved for on the Interim Balance Sheet or (b) that have arisen since the date of the Interim Balance Sheet in the ordinary course of the operation of the business and consistent with past practice of the Company (all of which are liabilities similar in type to those reflected on the Interim Balance Sheet).

         4.10 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since the Interim Balance Sheet Date, except as disclosed on SCHEDULE 4.10, there has not been any:

                  (a) as of the date hereof, material adverse change in the business, operations, condition (financial or otherwise), assets or liabilities of each of the Acquired Companies;

                  (b) (i) except for normal periodic increases in the ordinary course of business consistent with past practice, increase in the compensation payable or to become payable by each of the Acquired Companies to any of its officers, employees or agents (collectively, "PERSONNEL"), (ii) bonus, incentive compensation, service award or other like benefit granted, made or accrued, contingently or otherwise, for or to the credit of any of the Personnel, (iii) employee welfare, pension, retirement, profit-sharing or similar payment or arrangement made or agreed to by each of the Acquired Companies for any Personnel except pursuant to the existing plans and arrangements described in the Disclosure SCHEDULES hereto, or (iv) new employment agreement to which each of the Acquired Companies is a party;

                  (c) addition to or modification of the employee benefit plans, arrangements or practices affecting Personnel other than (i) contributions made for 1998 in accordance with the normal practices of the Company or (ii) the extension of coverage to other Personnel who became eligible after the Interim Balance Sheet Date;

                  (d) sale, assignment or transfer of any material assets of each of the Acquired Companies other than in the ordinary course;

                  (e) cancellation of any indebtedness or waiver of any rights of substantial value to each of the Acquired Companies, whether or not in the ordinary course of business;

                  (f) amendment, cancellation or termination of any Contract, license or other instrument material to any of the Acquired Companies;

                  (g) capital expenditure or commitments for capital expenditures or the execution of any lease by any of the Acquired Companies, involving payments in excess of Fifty Thousand Dollars ($50,000) in the aggregate;

                  (h) failure to operate the business of any of the Acquired Companies in the ordinary course so as to use reasonable efforts to preserve the Business intact, to keep available the services of the Personnel, and to preserve the goodwill of each of the Acquired Companies' suppliers, customers and others having business relations with any of the Acquired Companies;

                  (i) change in accounting methods or practices by any of the Acquired Companies;

                  (j) revaluation by any of the Acquired Companies of any of its respective assets, including without limitation, writing off notes, inventory or accounts receivable;

                  (k) damage, destruction or loss (whether or not covered by insurance) adversely affecting the properties or business of any of the Acquired Companies; or

                  (l) indebtedness incurred by any of the Acquired Companies for borrowed money or commitment to borrow money entered into by any of the Acquired Companies, or any loans made or agreed to be made by any of the Acquired Companies.

         4.11     CONTRACTS; NO DEFAULTS.

                  (a) SCHEDULE 4.11 contains a listing of all Contracts described in (i) through (xv) below to which any of the Acquired Companies is a party as of the date hereof. Such listing identifies, among other things, the parties to and the expiration date of the contracts. True, correct and complete copies of contracts (or a summary thereof, if oral) referred to in clauses (i) through (xv) below have been delivered to or made available to Purchaser and its agents and representatives.

                           (i)      Each Contract which involves performance of
services or delivery of goods and/or materials, by or to any of the Acquired Companies of an amount or value in excess of $50,000;

                           (ii)     Each note, debenture, other evidence of
indebtedness, guarantee, loan, letter of credit, surety-bond or financing agreement or instrument or other contract for money borrowed, including any agreement or commitment for future loans, credit or financing;

                           (iii) Each Contract not in the ordinary course of
business;

                           (iv)     Each lease, rental or occupancy agreement,
license, installment and conditional sale agreement, and other Contract affecting the ownership of, leasing of, title to, use of, or any leasehold or other interest in, any real or personal property constituting fixed assets;

                           (v)      Each material licensing agreement or other
Contract with respect to patents, trademarks, copyrights, or other intellectual property, including agreements with current or former employees, consultants or contractors regarding the appropriation or the nondisclosure of Intellectual Property;

                           (vi)     Each Contract to which any employee of any
of the Acquired Companies is bound which in any manner purports to (A) restrict such Person's freedom to engage in any line of business or to compete with any other Person, or (B) assign to any other Person its rights to any material invention, improvement, or discovery;

                           (vii) Each employment agreement, collective
bargaining agreement or other Contract to or with any employee or any labor union or other employee representative of a group of employees relating to wages, hours, and other conditions of employment;

                           (viii) Each joint venture Contract, partnership
agreement, limited liability company agreement or other Contract (however named) involving a sharing of profits, losses, costs, or liabilities by any of the Acquired Companies with any other Person;

                           (ix)     Each Contract containing covenants which in
any way purport to restrict any of the Acquired Companies' business activity or purport to limit the freedom of any of the Acquired Companies to engage in any line of business or to compete with any Person;

                           (x)      Each Contract providing for payments to or
by any Person or entity based on sales, purchases or profits, other than direct payments for goods;

                           (xi)     Each power of attorney granted by any of the
Acquired Companies which is currently effective and outstanding;

                           (xii) Each Contract under which any of the Acquired
Companies is obligated to incur capital expenditures after the date hereof in an aggregate amount in excess of Fifty Thousand Dollars ($50,000);

                           (xiii) Each written warranty, guaranty or other
similar undertaking with respect to contractual performance extended by any of the Acquired Companies;

                           (xiv) Each amendment, supplement, and modification
(whether written or oral) in respect of any of the foregoing.

                  (b) Except as set forth on SCHEDULE 4.11, all of the Contracts listed pursuant to paragraph (a) hereof (i) are in full force and effect, (ii) represent the legal, valid and binding obligations of each of the Acquired Companies and are enforceable against each of the Acquired Companies in accordance with their terms and (iii) represent the legal, valid and binding obligations of the other parties thereto and are enforceable against such parties in accordance with their terms, except as may be limited by bankruptcy laws. No condition exists or event has occurred which, with notice or lapse of time or both, would constitute a default or a basis for force majeure or the claim of excusable delay or nonperformance under such Contracts.

                  (c) Except as set forth on SCHEDULE 4.11, there are no renegotiations of, or attempts to renegotiate, or outstanding rights to renegotiate, any material amounts paid or payable to any of the Acquired Companies under current or completed Contracts, with any Person having the contractual or statutory right to require such renegotiation. Neither

Sellers, nor any of the Acquired Companies, has received any written demand for such renegotiation in respect of any such Contract. Except as set forth on
SCHEDULE 4.11, no customer or government contracting officer has asserted that any material adjustments are required to the terms of any Contracts.

                  (d) Except as specifically noted on SCHEDULE 4.11, no consent of any party to any such Contract is required in connection with the Transactions.

                  (e) Except as set forth on SCHEDULE 4.11, to the knowledge of Sellers and the Company, neither Sellers, nor any of the Acquired Companies, has committed any act or omission which would result in, and there has been no occurrence which would give rise to, any material product liability or material liability for breach of warranty on the part of any of the Acquired Companies.

         4.12     GOVERNMENT CONTRACTS; BACKLOG.

                  (a) There is no suit or investigation pending or, to the best knowledge of any of the Acquired Companies, threatened against any of the Acquired Companies asserting or alleging the commission of criminal acts or bribery by any of the Acquired Companies with respect to any Contract between the Acquired Companies and any Governmental Authority including the United States Government or any department or agency thereof (a "GOVERNMENT CONTRACT"). None of the Acquired Companies has ever been debarred or suspended from participation in the award of contracts with any Governmental Authority (it being understood that debarment and suspension does not include ineligibility to bid for certain contracts due to generally applicable bidding requirements). Each of the Acquired Companies is, and at all times has been, in compliance in all material respects with all applicable laws, rules and regulations relating to any Government Contract and none of the Acquired Companies has ever received written notice of any kind from any Governmental Authority alleging any violation, or notifying any of the Acquired Companies of any investigation of a possible violation, of any applicable law, rule, or regulation by the Acquired Companies or any act for which the Acquired Companies could be debarred or suspended from contracting with any Governmental Authority, or prohibiting or seeking to prohibit the Acquired Companies from conducting, or restricting or seeking to restrict the Acquired Companies' ability to conduct, all or any part of its business or operations or from contracting with any Governmental Authority. No payment has been made by the Acquired Companies, or, to the best knowledge of the Acquired Companies, by any Person acting on its behalf, to any Person in connection with any Government Contract in violation of applicable procurement laws or regulations or in violation of (or requiring disclosure pursuant to) the Foreign Corrupt Practices Act.

                  (b) With respect to each Government Contract (i) each of the Acquired Companies has complied with all material terms and conditions of such Government Contract, including all clauses, provisions and requirements incorporated expressly, by reference or by operation of law therein; (ii) each of the Acquired Companies has complied with all material requirements of applicable laws pertaining to such Government Contract; (iii) all representations and certifications executed, acknowledged or set forth in or pertaining to such Government Contract were complete and correct in all material respects as of their effective date, and each of the Acquired Companies has complied in all material respects with all such representations and certifications; and (iv) no termination for convenience, termination for default, cure notice or show cause notice is in effect as of the date hereof pertaining to any Government Contract.

                  (c) SCHEDULE 4.12 identifies each of the Acquired Companies' current Government Contracts.

         4.13 TANGIBLE ASSETS. Each of the Acquired Companies owns or leases all buildings, machinery, equipment, and other tangible assets necessary for the conduct of its businesses as presently conducted. Such tangible assets, in the aggregate, are free from material defects (patent and latent), have been maintained in accordance with normal industry practice, are in good operating condition and repair (subject to normal wear and tear), and are suitable for the purposes for which they presently are used.

         4.14     INTELLECTUAL PROPERTY.

                  (a) Each of the Acquired Companies owns or has the right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property necessary for the operation of the businesses of the Acquired Companies as presently conducted. Each item of Intellectual Property owned or used by the Acquired Companies immediately prior to the Closing hereunder will be owned or, subject to the receipt of any consents identified in SCHEDULE 4.11, available for use by the Acquired Companies on identical terms and conditions immediately subsequent to the Closing hereunder. Each of the Acquired Companies has taken all action reasonably necessary to maintain and protect each item of Intellectual Property that it owns or uses.

                  (b) None of the Acquired Companies has interfered with, infringed upon, misappropriated, or otherwise come into conflict in any material respects with any Intellectual Property rights of third parties, and none of the Sellers and the directors and officers (and employees with responsibility for Intellectual Property matters) of the Acquired Companies has ever received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that the Acquired Companies must license or refrain from using any Intellectual Property rights of any third party). To the knowledge of the Acquired Companies, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of the Acquired Companies.

                  (c) SCHEDULE 4.14(c) identifies each patent or registration which has been issued to each of the Acquired Companies with respect to any of its Intellectual Property, identifies each pending patent application or application for registration which each of the Acquired Companies has made with respect to any of its Intellectual Property, and identifies each license, agreement, or other permission which each of the Acquired Companies has granted to any third party with respect to any of its Intellectual Property (together with any exceptions). Each of the Acquired Companies has delivered to Purchaser correct and complete copies of all such patents, registrations, applications, licenses, agreements, and permissions (as amended to date) and have made available to Purchaser correct and complete copies of all other written documentation evidencing ownership and prosecution (if applicable) of each such item. SCHEDULE 4.14(c) also identifies each trade name or unregistered trademark used by each of the Acquired Companies in connection with any of its businesses. With respect to each item of Intellectual Property required to be identified in SCHEDULE 4.14(c):

                           (i)      each of the Acquired Companies possess all
right, title, and interest in and to the item, free and clear of any Encumbrance, license, or other restriction;

                           (ii)     the item is not subject to any outstanding
injunction, judgment, order, decree, ruling, or charge;

                           (iii) no action, suit, proceeding, hearing,
investigation, charge, complaint, claim, or demand is pending or, to the Knowledge of the Sellers and the directors and officers of each of the Acquired Companies, is threatened which challenges the legality, validity, enforceability, use, or ownership of the item; and

                           (iv)     none of the Acquired Companies has ever
agreed to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict with respect to the item.

                  (d) SCHEDULE 4.14(d) identifies each item of Intellectual Property that any third party owns and that each of the Acquired Companies uses pursuant to license, sublicense, agreement, or permission, except for commercially available desktop applications. The Sellers have delivered to Purchaser correct and complete copies of all such licenses, sublicenses, agreements, and permissions (as amended to date). With respect to each item of Intellectual Property required to be identified in SCHEDULE 4.14(d):

                           (i)      the license, sublicense, agreement, or
permission covering the item is legal, valid, binding, enforceable, and in full force and effect;

                           (ii)     the license, sublicense, agreement, or
permission will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby;

                           (iii) no party to the license, sublicense, agreement,
or permission is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification, or acceleration thereunder;

                           (iv)     no party to the license, sublicense,
agreement, or permission has repudiated any provision thereof;

                           (v)      with respect to each sublicense, to the
knowledge of each of the Acquired Companies the representations and warranties set forth in subsections (i) through (iv) above are true and correct with respect to the underlying license;

                           (vi)     the underlying item of Intellectual Property
is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

                           (vii) no action, suit, proceeding, hearing,
investigation, charge, complaint, claim, or demand is pending or, to the knowledge of each of the Acquired Companies, is threatened which challenges the legality, validity, or enforceability of the underlying item of Intellectual Property; and

                           (viii) none of the Acquired Companies has granted any
sublicense or similar right with respect to the license, sublicense, agreement, or permission.

                  (e) To the knowledge of the Acquired Companies, none of the Acquired Companies will interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties as a result of the continued operation of the Business as presently conducted;

         4.15     REAL PROPERTY.

                  (a) SCHEDULE 4.15 lists and describes all real property (together with all improvements thereon, the "REAL PROPERTY") now used, operated or occupied by the Acquired Companies and the name of the record owner thereof. For each parcel of Real Property listed on SCHEDULE 4.15, which is owned by the Acquired Companies, each of the Acquired Companies holds good and marketable fee simple title to such Real Property free and clear of any Encumbrances except for Permitted Encumbrances. For each parcel of Real Property listed on SCHEDULE 4.15, which is not owned by the Acquired Companies, the Company has made available to Purchaser true and correct copies of the Real Property lease or sublease (each a "REAL PROPERTY LEASE") with respect to such Real Property. Each Real Property Lease is legal, valid, binding, enforceable, and in full force and effect and none of the Acquired Companies has assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the leasehold or subleasehold. Each of the Acquired Companies enjoys peaceful and undisturbed possession of all Real Property, and each of the Acquired Companies has fulfilled in all material respects all the obligations required to be performed by it through the date hereof with respect to each Real Property Lease.

                  (b) Each of the Acquired Companies has received all required material approvals of Governmental Authorities (including Permits and material certificates of occupancy or other similar certificates permitting lawful occupancy of the Real Property) required in connection with the present use of the Real Property and all the Improvements thereon.

                  (c) All the Real Property are supplied with utilities and other services necessary for the operation of such facilities as currently operated.

                  (d) All Improvements, and all Fixtures and Equipment and other tangible assets owned, leased, or used by the Acquired Companies on the Real Property are in good condition and repair in all material respects, and such Improvements and Fixtures are free from structural defects.

                  (e) None of the Acquired Companies has received notice of any special assessment relating to any Real Property or any portion thereof, and none of the Acquired Companies has knowledge of any pending or threatened special assessment.

                  (f) There is not now pending, or to the knowledge of the Company, threatened, any eminent domain or condemnation proceeding affecting the Real Property or any portion thereof.

         4.16 LITIGATION AND PROCEEDINGS. There are no lawsuits, actions, suits, claims or other proceedings at law or in equity (including, without limitation, investigations by any Government Authority involving any Government Contract wherein a claim for improper charges was made), or before or by any court or Governmental Authority or before any arbitrator pending or, to the knowledge of the Company, threatened, against the Acquired Companies. There is no unsatisfied judgment, order, injunction or decree binding upon the Acquired Companies.

         4.17     EMPLOYEE BENEFIT PLANS.

                  (a) DEFINITIONS. The following terms, when used in this
SECTION 4.17, shall have the following meanings. Any of these terms may, unless the context otherwise requires, be used in the singular or the plural depending on the reference.

                           (i)       "BENEFIT ARRANGEMENT" shall mean any
employment, consulting, severance or other similar contract, arrangement or policy and each plan, arrangement (written or oral), program, agreement or commitment providing for insurance coverage (including without limitation any self-insured arrangements), workers' compensation, disability benefits, fringe benefits, supplemental unemployment benefits, vacation benefits, retirement benefits, life, health, disability or accident benefits (including without limitation any "voluntary employees' beneficiary association" as defined in
SECTION 501(c)(9) of the Code providing for the same or other benefits) or for deferred compensation, profit-sharing bonuses, stock options, restricted stock, stock appreciation rights, stock purchases or other forms of incentive compensation or post-retirement insurance, compensation or benefits which (A) is not a Welfare Plan, Pension Plan or Multiemployer Plan, (B) is entered into, maintained, contributed to or required to be contributed to, as the case may be, by the Acquired Companies, and (C) covers any employee or former employee of the Acquired Companies (with respect to their relationship with the Acquired Companies).

                           (ii)     "EMPLOYEE PLANS" shall mean all Benefit
Arrangements, Multiemployer Plans, Pension Plans and Welfare Plans.

                           (iii) "ERISA" shall mean the Employee Retirement
Income Security Act of 1974, as amended.

                           (iv)     "ERISA AFFILIATE" shall mean any entity
which is (or at any relevant time was) a member of a "controlled group of corporations" with, under "common control" with, a member of an "affiliated service group" with, or otherwise required to be aggregated with, the Acquired Companies as set forth in SECTION 414(b), (c), (m) or (o) of the Code.

                           (v)      "MULTIEMPLOYER PLAN" shall mean any
"multiemployer plan," as defined in SECTION 4001(a)(3) of ERISA, (A) which the Acquired Companies or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to and (B) which covers any employee or former employee of the Acquired Companies or any ERISA Affiliate (with respect to their relationship with such entities).

                           (vi) "PBGC" shall mean the Pension Benefit Guaranty
Corporation.

                           (vii) "PENSION PLAN" shall mean any "employee pension
benefit plan" as defined in SECTION 3(2) of ERISA (other than a Multiemployer
Plan) (A) which the Acquired Companies or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to and (B) which covers any employee or former employee of the Acquired Companies or any ERISA Affiliate (with respect to their relationship with such entities).

                           (viii) "WELFARE PLAN" shall mean any "EMPLOYEE
WELFARE BENEFIT PLAN" as defined in SECTION 3(1) of ERISA, (A) which the Acquired Companies or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to, and (B) which covers any employee or former employee of the Acquired Companies or any ERISA Affiliate (with respect to their relationship with such entities).

                  (b) DISCLOSURE; DELIVERY OF COPIES OF RELEVANT DOCUMENTS AND OTHER INFORMATION. SCHEDULE 4.17 contains a complete list of Employee Plans.

                  (c) REPRESENTATIONS. Except as set forth in SCHEDULE 4.17:

                           (i)      PENSION PLANS.

                                    (A) No Pension Plan is subject to Code ss.
412 or ERISA ss. 302.

                                    (B)     Neither the Acquired Companies nor
any ERISA Affiliate is required to provide security to a Pension Plan under
SECTION 401(a)(29) of the Code.

                                    (C) Each Pension Plan that is intended to be
qualified under Code ss. 401(a) or Code ss. 403(a) and each related trust agreement, annuity contract or other funding instrument has been determined by the Internal Revenue Service to be qualified and tax-exempt under the provisions of Code SECTIONs 401(a) and 501(a).

                                    (D) Each Pension Plan and each related trust
agreement, annuity contract or other funding instrument is in material compliance with its terms and, both as to form and in operation, with the requirements prescribed by any and all statutes, orders, rules and regulations which are applicable to such plans, including without limitation ERISA and the Code.

                                    (E) No Pension Plan is subject to Title IV
of ERISA.

                           (ii)     MULTIEMPLOYER PLANS.  There are no
Multiemployer Plans, and neither the Acquired Companies nor any ERISA Affiliate has ever maintained, contributed to, participated or agreed to participate in a Multiemployer Plan.

                           (iii)    WELFARE PLANS.

                                    (A)     Each Welfare Plan which covers or
has covered employees or former employees of the Acquired Companies (with respect to their relationship with the Acquired Companies) is in material compliance with its terms and, both as to form and operation, with the requirements prescribed by any and all statutes, orders, rules and regulations which are applicable to such Welfare Plan, including without limitation ERISA and the Code.

                                    (B)     Neither the Acquired Companies nor
any ERISA Affiliate of the Acquired Companies has any current or projected liability for any unfunded post-retirement medical or life insurance benefits in connection with any Employee of the Acquired Companies or ERISA Affiliate of the Acquired Companies.

                                    (C) Each Welfare Plan which is a "group
health plan," as defined in SECTION 607(1) of ERISA, has been operated in material compliance with the provisions of Part 6 of Title I, Subtitle B of ERISA and SECTION 4980B of the Code at all times.

                           (iv)     BENEFIT ARRANGEMENTS.  Each Benefit
Arrangement is in material compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations which are applicable to such Benefit Arrangement, including without limitation the Code.

                           (v)      FIDUCIARY DUTIES AND PROHIBITED
TRANSACTIONS. Neither of the Acquired Companies has any liability with respect to any transaction in violation of SECTIONs 404 or 406 of ERISA or any "prohibited transaction," as defined in SECTION 4975(c)(1) of the Code, for which no exemption exists under SECTION 408 of ERISA or SECTION 4975(c)(2) or
(d) of the Code with respect to any Welfare Plan or Pension Plan. Neither of the Acquired Companies has participated in a violation of Part 4 of Title I, Subtitle B of ERISA by any plan fiduciary of any Welfare Plan or Pension Plan or has any unpaid civil penalty under SECTION 502(l) of ERISA.

                           (vi)     LITIGATION.  There is no material action,
order, writ, injunction, judgment or decree outstanding or claim, suit, litigation, proceeding, arbitral action, governmental audit or investigation relating to or seeking benefits under any Employee Plan that is pending, threatened or anticipated against the Acquired Companies or any ERISA Affiliate other than routine claims for benefits.

                           (vii)    UNPAID CONTRIBUTIONS.  Neither the Acquired
Companies nor any ERISA Affiliate has any liability for unpaid contributions with respect to any Pension Plan, Multiemployer Plan or Welfare Plan. Each of the Acquired Companies or an ERISA Affiliate has made all required contributions under each Employee Plan for all periods through and including the Closing Date or proper accruals have been made and are reflected on the appropriate balance sheet and books and records.

                           (viii) The Company has delivered pursuant to this
Agreement a true and complete set of copies of (a) all Employee Plans and related trust agreements, annuity contracts or other funding instruments as in effect immediately prior to the Closing Date, together with all amendments thereto which shall become effective at a later date; (b) the latest Internal Revenue Service determination letter obtained with respect to any such Employee Plan qualified or exempt under SECTION 401 or 501 of the Code; (c) Forms 5500 and certified financial statements for the most recently completed three fiscal years for each Employee Plan required to file such form, together with the most recent actuarial report, if any, prepared by the Employee Plan's enrolled actuary; (d) all summary plan descriptions for each Employee Plan required to prepare, file and distribute summary plan descriptions; (e) all summaries furnished employees, officers and directors of the Acquired Companies of all incentive compensation, other plans and fringe benefits for which a summary plan description is not required; (f) current registration statements on Form S-8 and amendments thereto with respect to any Employee Plan; and (g) the notifications to employees of their rights under SECTION 4980B of the Code.

                           (ix)     No payment made to any Person who
constitutes a "disqualified individual" within the meaning of SECTION 280G(c) of the Code with respect to the Acquired Companies ("RECIPIENTS") pursuant to any employment contract, severance agreement or other arrangement to which either of the Acquired Companies is a party ("GOLDEN PARACHUTE PAYMENT"), other than any payment made or to be made under any of the Employment Agreements, will be nondeductible to the Acquired Companies because of the applicability of SECTION 280G of the Code to the Golden Parachute Payment, nor will the Acquired Companies be required to "gross up" or otherwise compensate any Recipient because of the imposition of any excise tax (including any interest or penalties related thereto) on the Recipient because of the applicability of SECTIONs 280G and 4999 of the Code.

         4.18 LABOR RELATIONS. The persons listed on EXHIBIT A-1 are all of the employees of the Acquired Companies and all of the independent contractors of IIT, C.A. as of the date of this Agreement. The persons listed on EXHIBIT A-2 are all of the independent contractors engaged by IIT, Inc. to provide software consulting or implementation services as of the date of this Agreement. None of the Acquired Companies is a party to any collective bargaining agreement. The Contracts listed on SCHEDULE 4.11 also include all written employment or severance agreements to which any of the Acquired Companies is a party with respect to any employee or former employee and which may not be terminated at will, or by giving notice of 30 days or less, without cost or penalty including, without limitation, any severance payment. The Company has delivered or made available to Purchaser true, correct and complete copies of each such Contract, as amended to date. None of the Acquired Companies, nor to the knowledge of the Company, the other party or parties thereto, is in breach of any term of any such Contract. Neither of the Acquired Companies has engaged in any unfair labor practice and there are no complaints against any of the Acquired Companies pending before the National Labor Relations Board or any similar state or local labor agency by or on behalf of any employee of the Acquired Companies. There are no representation questions, arbitration proceedings, labor strikes, slow downs or stoppages, grievances or other labor disputes pending or, to the knowledge of the Company, threatened with respect to the employees of the Acquired Companies, and none of the Acquired Companies has experienced any attempt by organized labor to cause any of the Acquired Companies to comply or conform to demands of organized labor relating to its employees. Except as listed on SCHEDULE 4.11, none of the Acquired Companies has entered into any severance or similar arrangement in respect of any present employee of the Acquired Companies that will result in any obligation (absolute or contingent) of the Acquired Companies to make any payment to any present employee of the Acquired Companies following termination of employment. Each of the Acquired Companies has complied in all material respects with all laws, rules and regulations relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety and health and plant closings (hereinafter collectively referred to as the "EMPLOYMENT LAWS"). None of the Acquired Companies is liable for the payment of taxes, fines, penalties or other amounts, however designated, for failure to comply with any of the foregoing Employment Laws.

         4.19 LEGAL COMPLIANCE. Each of the Acquired Companies is, and at all times has been, in compliance in all material respects with all laws (including rules and regulations thereunder) of federal, state, and local governments (and all agencies thereof) applicable thereto.

         4.20     ENVIRONMENTAL PROTECTION.

                  (a) Each of the Acquired Companies is, and at all times has been, in compliance in all material respects with all Environmental Laws.

                  (b) There are no existing or threatened Environmental Claims against the Acquired Companies, nor have the Acquired Companies received any notification of any allegation of any actual, or potential responsibility for, or any inquiry or investigation regarding, any disposal, release, or threatened release at any location of any Hazardous Materials generated or transported by the Acquired Companies.

                  (c) To the knowledge of the Company, (i) no underground tank or other underground storage receptacle for Hazardous Materials is currently located on the Real Property and there have been no releases of any Hazardous Materials from any such underground tank or related piping; and (ii) there have been no releases (i.e., any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing, or dumping) by the Acquired Companies of Hazardous Materials on, upon, or into the Real Property. In addition, there have been no such releases by the Acquired Companies' corporate predecessors and no releases on, upon, or into any Real Property in the vicinity of any of the Real Property which, through soil or ground water contamination, has come to be located on any of the Real Property.

                  (d) There are no consent decrees, consent orders, judgments, judicial or administrative orders, agreements with, or liens by, any Governmental Authority or quasi-governmental entity relating to any Environmental Law which regulate, obligate, or bind the Acquired Companies.

                  (e) There are no written environmental reports, audits and assessments on any of the Real Property which have been conducted, by the Acquired Companies or any Person engaged by the Acquired Companies for such purpose, at any facility owned or formerly owned by the Acquired Companies. True, complete and correct copies of such reports have been delivered to Purchaser.
                  (f) Neither the Acquired Companies nor any of the Sellers have released any other Person from any claim under any Environmental Law or waived any rights concerning any Environmental Condition.

                  (g) Each of the Acquired Companies has given all material notices and warnings, made all material reports, and has kept and maintained all material records required by, and in compliance in all material respects with, all Environmental Laws.

         4.21     TAXES.

                  (a)      Except as otherwise disclosed in SCHEDULE 4.21:

                           (i)      Each of the Acquired Companies has timely
filed, or been included in, all Tax Returns required to be filed through the date hereof and will timely file any such Tax Returns required to be filed on or prior to the Closing Date, in each case, subject to any applicable extensions. All such Tax Returns are complete and accurate in all material respects.

                           (ii)     All Taxes that accrue or are payable by the
Acquired Companies (i) in respect of taxable periods that end on or before the Closing Date and (ii) for any taxable period that begins before the Closing Date and ends thereafter, to the extent such Taxes are attributable to the portion of such period ending on the Closing Date under the terms of SECTION 13.6, have or will have been timely paid on or before the Closing Date unless a reserve for such amount has been or will be established therefor in the Final Balance Sheet (other than any reserve for deferred Taxes established to reflect timing differences between book and Tax income).

                           (iii) The Company has not requested any extension of
time within which to file any Tax Return which is currently pending or has been granted and is in effect and the Company has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency;

                           (iv)     There are no pending, or to the best of each
Seller's knowledge, proposed or threatened (whether orally or in writing), audits, investigations or claims for or relating to any Taxes of the Acquired Companies, except to the extent that adequate liabilities or reserves with respect thereto are accrued on the Final Balance Sheet in accordance with GAAP or (i) such deficiency or claim is being contested in good faith by appropriate proceedings, (ii) no such accrual is required by GAAP and (iii) the nature and amount of the disputed Tax is set forth on SCHEDULE 4.21;

                           (v)      No claim has ever been made by an authority
in a jurisdiction where any of the Acquired Companies does not file Tax Returns that any of the Acquired Companies is or may be subject to taxation by that jurisdiction;

                           (vi) None of the Acquired Companies has filed a
consent under Code Section 341(f) concerning collapsible corporations;

                           (vii) None of the Acquired Companies is a party to,
or is bound by, or has any obligation under any Tax allocation or sharing agreement (including indemnity arrangements), and, after the Closing Date, none of the Acquired Companies shall be a party to, bound by or have any obliteration under any Tax allocation or sharing agreement or have any liability thereunder for amounts due in respect of periods prior to the Closing Date;

                           (viii) None of the Acquired Companies (i) has been a
member of any affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which is the Company) and (ii) has any liability for the Taxes of any other person as defined in Section 7701(a)(1) of the Code under Treas. Reg. ss. 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise;

                           (ix)     None of the assets of the Acquired Companies
(x) are required to be treated as being owned by any other person pursuant to the so-called safe harbor lease provisions of former Section 168(f)(8) of the Code, (y) secures any debt the interest on which is tax-exempt under Code
Section 103(a), or (z) is tax-exempt use property within the meaning of Code
Section 168(h);

                           (x)      None of the Acquired Companies has agreed to
or is required to make any adjustment pursuant to Code Section 481(a) by reason of a change in accounting method initiated by the Acquired Companies and none of the Sellers have knowledge that the IRS has proposed any such adjustment or change in accounting method;

                           (xi)     Except for any withholding with respect to
the bonus payments pursuant to Section 2.6, the Non-Competition Agreements and the Employment Agreements, the transactions contemplated herein are not subject to the Tax withholding provisions of Section 3406 of the Code, or of Subchapter A of Chapter 3 of the Code or any other provision of law;

                           (xii) There are no Encumbrances related to Taxes on
any of the assets of the Acquired Companies (other than for current Taxes not yet due and payable); and

                           (xiii) The Company has not been a United States real
property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Code Section 897(c)(1)(A)(ii).

                  (b) SCHEDULE 4.21 lists all federal, state, local, and foreign income Tax Returns filed with respect to the Acquired Companies since their inception, indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit. Correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by the Acquired Companies for periods since their inception have been delivered to Purchaser.

         4.22 GOVERNMENTAL AUTHORITIES: CONSENTS. Assuming the truth and completeness of the representations and warranties of Purchaser contained in this Agreement, no consent, approval or authorization of, or designation, declaration or filing with, any governmental authority or other third party is required on the part of the Acquired Companies with respect to the Company's execution or delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (a) any novations or consents required in connection with Government Contracts or subcontracts thereunder, and (b) any consents required in connection with the Contracts ("Contract Consents").

         4.23 LICENSES, PERMITS AND AUTHORIZATIONS. SCHEDULE 4.23 contains a list of all material Permits (including without limitation, all facility security clearances) of or with any governmental regulatory or administrative authority, whether foreign, federal, state or local, which are held by the Acquired Companies. All such Permits are in full force and effect and there are no proceedings pending or to the best knowledge of the Company, threatened that seek the revocation, cancellation, suspension or material adverse modification thereof. Such Permits constitute all of the Permits necessary to permit the Acquired Companies to own, operate, use and maintain their assets in the manner in which they are now operated and maintained and to conduct the Business as currently conducted. All required filings with respect to such Permits have been timely made and all required applications for renewal thereof have been timely filed.

         4.24     INSURANCE.

                  (a) SCHEDULE 4.24 contains an accurate and complete description of all policies of property, fire and casualty, product liability, workers' compensation, errors and omissions and other forms of insurance held by the Acquired Companies ("INSURANCE POLICIES"). True, correct and complete copies of such insurance policies have been made available to Purchaser.

                  (b) All policies listed on SCHEDULE 4.24 (i) are valid, outstanding, and enforceable policies, (ii) provide coverage for the assets and the operations of the Acquired Companies for all material risks normally insured against by a Person or entity carrying on the same business or businesses as the Acquired Companies, and (iii) will not terminate, or lapse by reason of, the transactions contemplated by this Agreement.

                  (c) None of the Acquired Companies has received (i) any notice of cancellation of any policy described in paragraph (a) hereof or refusal of coverage thereunder, (ii) any notice that any issuer of such policy has filed for protection under applicable bankruptcy laws or is otherwise in the process of liquidating or has been liquidated, or (iii) any other notice that such policies are no longer in full force or effect or that the issuer of any such policy is no longer willing or able to perform its obligations thereunder.

         4.25 BROKERS' FEES. No broker, finder, investment banker or other Person is entitled to any brokerage fee, finders' fee or other commission for which Purchaser or the Acquired Companies could become liable in connection with the transactions contemplated by this Agreement based upon arrangements made by Sellers, the Acquired Companies or any of their respective Affiliates.

         4.26 NO OTHER AGREEMENTS TO SELL THE SHARES. None of the Sellers is subject to any commitment or legal obligation, absolute or contingent, to any Person other than Purchaser to sell, assign, transfer or effect a sale of any of the capital stock of the Company, to effect any merger, consolidation, liquidation, dissolution or other reorganization of the Company, or to enter into any agreement or cause the entering into of an agreement with respect to any of the foregoing.

         4.27     TRANSACTIONS WITH CERTAIN PERSONS. Except as set forth on
SCHEDULE 4.27, no officer, director or employee of the Acquired Companies or any Seller nor any member of any such person's immediate family is presently, or within the past year has been, a party to any transaction with the Acquired Companies, including without limitation, any contract, agreement or other arrangement (a) providing for the furnishing of services by, (b) providing for the rental of real or personal property from, or (c) otherwise requiring payments to (other than for services as officers, directors or employees of the Acquired Companies ) any such person or corporation, partnership, trust or other entity in which any such Person has an interest as a shareholder, officer, director, trustee or partner. Furthermore, except as set forth on SCHEDULE 4.27, the Acquired Companies have no liability or obligation to make any payment on behalf of or for the benefit of any of the Sellers, or any officer, director or employee of the Acquired Companies or any such person's immediate family that is not directly related to, and in furtherance of, the Business.

         4.28     CUSTOMERS, DISTRIBUTORS AND SUPPLIERS.

                  (a) SCHEDULE 4.28 sets forth a complete and accurate list of the names and addresses of the Acquired Companies' (a) 10 largest customers, distributors and other agents and representatives, showing the approximate total sales in dollars by the Acquired Companies to each such customer for the twelve months ended December 31, 1997 and the seven months ended July 31, 1998; and (b) suppliers with purchases greater than $500,000 on an annualized basis during the last six months, showing the approximate total purchases in dollars by the Company from each such supplier during each such calendar year. Since the Interim Balance Sheet Date there has been no material adverse change in the business relationship of the Acquired Companies with any customer, distributor or supplier named on SCHEDULE 4.28. The Acquired Companies have not received any written communication, and to the Company's knowledge any other communication, from any customer, distributor or supplier named on SCHEDULE 4.28 notifying the Acquired Companies of any intention to terminate or materially reduce purchases from, or supplies to, the Acquired Companies or to take any other action which could reasonably be expected to have a Material Adverse Effect.

                  (b) Each service provided or product manufactured, sold, leased, or delivered, by the Acquired Companies has been in conformity with all applicable contractual commitments and all express and implied warranties, and all applicable industry standards, and the Acquired Companies have no Liability (and there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against the Acquired Companies giving rise to any Liability) for replacement or repair thereof or other damages in connection with such products or services subject only to the reserve for product warranty claims set forth on the face of the Interim Balance Sheet (rather that in any notes thereto) as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company. No service provided or product manufactured, sold, leased, or delivered, by the Acquired Companies is subject to any guaranty, warranty, or other indemnity beyond the applicable standard terms and conditions of service, sale or lease of the Company.

SCHEDULE 4.28 includes copies of the standard terms and conditions of service or sale for the Acquired Companies (containing applicable guaranty, warranty, and indemnity provisions).

         4.29 BANKING RELATIONSHIPS. SCHEDULE 4.29 sets forth a complete and accurate description of all arrangements that the Acquired Companies have with any banks, savings and loan associations or other financial institutions providing for checking accounts, safe deposit boxes, borrowing arrangements, and certificates of deposit or otherwise, indicating in each case account numbers, if applicable, and the Person or Persons authorized to act or sign on behalf of the Acquired Companies in respect of any of the foregoing.

         4.30 ACCOUNTS RECEIVABLE. The amount of accounts receivable, unbilled invoices, and other debts due or recorded in the records and books of account of the Acquired Companies as being due to the Acquired Companies as of the Closing Date will be, subject to the reserves reflected on the Interim Balance Sheet and except for Accounts Receivable required to be written off due to the insolvency of a debtor of the Acquired Companies, good and collectible in full in the ordinary course of business and in any event not later than ninety
(90) days after the Closing Date, and to the knowledge of the Sellers and the Company, none of such accounts receivable or other debts is subject to any counterclaim or set-off except to the extent of any such reserve. Since the Interim Balance Sheet Date, the Company has not made any change in its credit policies nor has it materially deviated from its credit policies.

         4.31 INVENTORY. Each item of Inventory reflected on the Financial Statements (a) is owned by the Acquired Companies free and clear of all Encumbrances, except for Permitted Encumbrances and purchase money liens arising from accounts payable reflected on the Financial Statements, (b) exists in salable condition, and (c) has a book value as reflected on the Financial Statements of the lesser of the Acquired Companies' actual cost for such item of Inventory and the Wholesale Price for such item of Inventory as of the date of the Financial Statements.

         4.32 YEAR 2000. The Acquired Companies have all systems and software solutions necessary or appropriate to address and accommodate Year 2000 computer systems issues, and the Intellectual Property has been tested and is fully capable of providing accurate results using data having date ranges spanning the twentieth and twenty-first centuries. Without limiting the generality of the foregoing, the Intellectual Property is able to (i) manage and manipulate data involving all dates from the twentieth and twenty-first centuries without functional or data abnormality related to such dates; (ii) manage and manipulate data involving all dates from the twentieth and twenty-first centuries without inaccurate results related to such dates; (iii) have user interfaces and data fields formatted to distinguish between dates from the twentieth and twenty-first centuries; and (iv) represent all data related to include indications of the millennium, century and decade as well as the actual year except for the failure to have or obtain such systems and software solutions would not reasonably be expected to have in a Material Adverse Effect.

         4.33 INVESTMENT. Each of the Sellers that is receiving Warrants (i) understands that the Warrants have not been, and will not be, registered under the Securities Act of 1933, as amended, (the "Securities Act") or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (ii) is acquiring the Warrants solely for his own account for investment purposes, and not with a view to the distribution thereof, (iii) is a sophisticated investor with knowledge and experience in business and financial matters, (iv) has received certain information concerning Purchaser and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Warrants, (E) is able to bear the economic risk and lack of liquidity inherent in holding the Warrants, and (F) is an "Accredited Investor" as defined by Rule 501 under the Securities Act for the reasons set forth in the Accredited Investor questionnaire previously delivered to Purchaser by each of the Sellers.

                                   ARTICLE V.
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

                  Purchaser hereby represents and warrants to Seller as follows, which representations and warranties are, as of the date hereof, and will be, as of the Closing Date, true and correct:

         5.1 ORGANIZATION OF PURCHASER. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to conduct its business as it is presently being conducted and to own and lease its properties and assets. Purchaser is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect on its business.

         5.2 AUTHORIZATION. Purchaser has all requisite corporate power and authority, and has taken all corporate action necessary, to execute and deliver this Agreement and the Ancillary Agreements, to consummate the Transactions and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Ancillary Agreements by Purchaser and the consummation by Purchaser of the Transactions have been duly approved by the board of directors and stockholders of Purchaser. No other corporate proceedings on the part of Purchaser are necessary to authorize this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by Purchaser and is, and upon execution and delivery of the Ancillary Agreements will be, legal, valid and binding obligations of Purchaser enforceable against it in accordance with its terms.

         5.3 NO CONFLICT OR VIOLATION. Neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance by Purchaser with any of the provisions hereof, violates any provision of, or will result in the breach of, any applicable law, rule or regulation of any governmental body, the certificate of incorporation, bylaws or other organizational documents of Purchaser, or any agreement, indenture or other instrument to which Purchaser is a party or by which Purchaser may be bound, or of any order, judgment or decree applicable to any of them, or terminate or result in the termination of any such agreement, indenture or instrument, or constitute any event which, after notice or lapse of time or both, would result in any such violation, breach, acceleration, termination or result in a violation or revocation of any required license, permit or approval from any Governmental Authority or other third party.

         5.4 GOVERNMENTAL AUTHORITIES; CONSENTS. Assuming the truth and completeness of the representations and warranties of Sellers and the Company contained in this Agreement, no consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority or other third party is required on the part of Purchaser with respect to Purchaser's execution or delivery of this Agreement or the consummation of the transactions contemplated hereby.

         5.5 BROKERS' FEES. No broker, finder, investment banker or other Person is entitled to any brokerage fee, finders' fee or other commission for which Sellers could become liable in connection with the transactions contemplated by this Agreement based upon arrangements made by Purchaser or any of its Affiliates.

         5.6 WARRANT SHARES. The Warrants have been duly authorized and when issued in accordance with the terms of this Agreement will be validly issued, fully paid and non-assessable and free of any liens and Encumbrances except as set forth in the Warrant Agreement and not subject to any preemptive rights. The shares of common stock, par value $.001 per share, of Purchaser (the "Purchaser Common Stock") have been reserved for issuance in connection with the exercise of the Warrants. The Purchaser Common Stock to be issued pursuant to the Warrants shall, when issued, (i) be duly authorized, validly issued, fully paid and non-assessable and free of liens and Encumbrances, (ii) be free and clear of any transfer restrictions, liens and Encumbrances, except for the restrictions on transfer in the Warrantholders' Agreement, and (iii) not be subject to any pre-emptive rights created by statute, the certificate of incorporation of the Purchaser or the Bylaws of the Purchaser.

         5.7 CAPITALIZATION. The capital stock of Purchaser consists of 300,000,000 shares of Purchaser Common Stock and 200,000 shares of preferred stock. Of the 300,200,000 authorized shares of capital stock of Purchaser, as of the date hereof, (i) 15 million shares of Purchaser Common Stock are issued and outstanding; (ii) 6,000,000 shares of Purchaser Common Stock are reserved for issuance pursuant to Purchaser's employee stock option plan; (iii) 55,000.04 shares of Purchaser Series A Preferred Stock are issued and outstanding; and
(iv) 114,000,000 fully diluted shares of Purchaser Common Stock are outstanding, assuming conversion of all of the outstanding shares of Purchaser Series A Preferred Stock mentioned in subSECTION (iii) above, into 99,000,000 shares of Purchaser Common Stock, but not including any shares authorized pursuant to the Purchaser's employee stock option plan or otherwise. As of the Closing Date, all outstanding shares of capital stock of Purchaser, including the shares of Purchaser Common Stock issuable upon exercise of the Warrants (when issued in accordance with the terms thereof), will be duly authorized and validly issued, fully paid, nonassessable and free and clear of any Encumbrances other than those created by Purchaser's certificate of incorporation, bylaws, and the Shareholders' Agreement dated May 28, 1998.

         5.8 FINANCIAL STATEMENTS. Attached as SCHEDULE 5.8 hereto are the unaudited balance sheet of the Purchaser as of June 30, 1998 and the related unaudited statements of earnings, shareholders' equity and cash flows of the Purchaser for the 6 month period then ended (collectively, the "PURCHASER FINANCIAL Statements"). The Purchaser Financial Statements were prepared in accordance with GAAP, consistently applied throughout the periods indicated, and present fairly and accurately the financial condition and results of operation of the Purchaser as of and for the periods indicated; PROVIDED, HOWEVER, that the Purchaser Financial Statements are subject to normal year-end adjustments (which will not be material) and lack footnotes and other presentation items.

         5.9      PURCHASER DISCLOSURE MATERIAL. The information set forth on
SCHEDULE 5.9 (the "PURCHASER DISCLOSURE MATERIAL") (when read together), subject to any assumptions contained therein, as of July 28, 1998 did not contain any misstatement of a material fact or omit to state a material fact necessary to make the statements made therein in light of the circumstances under which they were made not misleading. Any assumptions contained in the Purchaser Disclosure Material are, in view of management of the Purchaser, reasonable.

                                   ARTICLE VI.
                      COVENANTS OF SELLERS AND THE COMPANY

         6.1      CONDUCT OF BUSINESS.

                  (a) From the date hereof through the Closing Date, Sellers agree that they shall, and shall cause the Company, except as otherwise contemplated by this Agreement or as consented to by Purchaser in writing, to operate the Business in the ordinary course and consistent with past practice and not to take any action inconsistent with this Agreement. Without limiting the generality of the foregoing, unless consented to by Purchaser in writing, Sellers shall cause the Company not to, except as contemplated by this
Agreement:

                           (i)      change or amend its articles of
incorporation, bylaws or other organizational documents;

                           (ii)     declare or pay any dividends, or make any
distributions in respect of any shares of its capital stock or other equity interests, or repurchase or redeem any issued and outstanding shares of its capital stock or other equity interests;

                           (iii) issue or sell any shares of capital stock of
the Company or equity interest or any beneficial interest therein (including, without limitation, any options or warrants);

                           (iv)     enter into, extend, materially modify,
terminate or renew any Contract of a type required to be listed on SCHEDULE 4.11 other than in the ordinary course of business;

                           (v)      sell, assign, transfer, convey, lease or
otherwise dispose of any interest in the Real Property or any other material asset;

                           (vi)     except as otherwise required by law or
consistent with past practices, take any action with respect to the grant of any severance or termination pay (other than pursuant to policies or agreements of the Company as the case may be, in effect on the date hereof);

                           (vii) make any change in the management structure of
the Company, including, without limitation, the hiring of additional officers or the terminations of existing officers;

                           (viii) acquire by merger or consolidation with, or
merge or consolidate with, or purchase substantially all of the assets of, or otherwise acquire any material assets or business of any corporation, partnership, association or other business organization or division thereof;

                           (ix)     make any loans or advances to any Person;

                           (x)      make any income tax election or settlement
or compromise with tax authorities which would affect the assets of the Company or the Business after the Closing;

                           (xi)     fail to maintain any material asset in
substantially its current state of repair, normal wear and tear excepted;

                           (xii) make any change in its accounting policies or
practices;

                           (xiii) make aggregate capital expenditures in excess
of Fifty Thousand Dollars ($50,000);

                           (xiv) waive, settle or release any claim or cause of
action of the Company;

                           (xv)     declare or issue any bonus or other
payments, whether or not in the ordinary course of business, to any management or executive employees of Company or its Subsidiaries; or

                           (xvi) enter into any agreement, or otherwise become
obligated, to do any action prohibited hereunder.

                  (b) Sellers and the Company agree that, prior to the Closing, they shall use their best efforts to (i) preserve substantially intact the business organization of the

Company, (ii) retain in its employ all of the key employees of the Company with respect to the periods prior to and after the Closing Date and (iii) preserve the current relationships of the Company with the material customers and suppliers of, and other persons which have significant business relationships with, the Company subject in all cases to the exercise of reasonable management discretion.

         6.2 HSR ACT. In connection with the Transaction, the Company and Sellers (if requested by Purchaser) will comply (and, to the extent required, will cause their Affiliates to comply) with the notification and reporting requirements of the HSR Act and shall use their respective best efforts to obtain early termination of the waiting period under the HSR Act. Seller and the Company shall (and, to the extent required, shall cause their Affiliates to) substantially comply with any additional requests for information, including requests for production of documents and production of witnesses for interviews or depositions, by any Antitrust Authority.

         6.3 NO SOLICITATIONS. From the date of this Agreement through the Closing Date, each of the Sellers and the Company shall not, and shall not knowingly permit any of their Affiliates, officers, directors, employees, trustees, representatives and agents to, directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with, or provide any information to, any Person or group of Persons (other than Purchaser or any of its Affiliates) concerning any merger, sale of assets, sale of shares of capital stock or similar transactions involving the Company. Sellers and the Company shall (a) immediately notify Purchaser (orally and in writing) if any discussions or negotiations are sought to be initiated, any inquiry or proposal is made, any information is requested with respect to the Transaction or any offer is made with respect to the Company, any Real Property, or any Shares, (b) include in such notification the terms of any such proposal or offer that it may receive with respect thereto (and provide Purchaser with a copy thereof in writing), including the identity of the soliciting party and (c) keep Purchaser informed with respect to the status of the foregoing.

         6.4 NOTICE TO PURCHASER. Sellers and the Company will promptly notify Purchaser of any circumstance, event or action by Sellers, the Company or otherwise, that causes any statement made by Sellers or the Company in this Agreement to be inaccurate or incomplete in any material respect or that may have a Material Adverse Effect and which has not already been disclosed.

         6.5 CONSENTS. Unless waived specifically in writing by Purchaser, Sellers will obtain in writing any consents of any Governmental Authority or other third party necessary for the consummation of the Transactions.

         6.6 INSPECTIONS. Prior to the Closing, Sellers and the Company shall provide Purchaser and its representatives (including, without limitation, its engineers, surveyors, attorneys and accountants) access at all reasonable times to the Real Property and other assets of the Company. At all times prior to Closing, Purchaser and its representatives, upon reasonable notice to the Company shall have the right to have access to the those employees, agents and representatives approved in advance by the Company (which approval shall not be unreasonably withheld), to review all Books and Records of the Company (including for purposes of conducting an audit of the Company's Financial Statements), including all the Real Estate Records, to enter onto the Real Property, and to inspect, examine and survey the Real Property or any other reasonable business purpose; PROVIDED that such access shall be had in such a manner so as not to unreasonably interfere with the conduct of the Business. In addition, Purchaser and its representatives shall have reasonable access to the customers of the Company for purposes of performing Purchaser's due diligence investigation.

         6.7 MPLOYEE BENEFIT PLANS. Sellers shall prevent the Company, and any Welfare Plan or Pension Plan, or any trust created thereunder, from engaging in any "prohibited transaction" (as such term is defined in Section 406 of ERISA), and prevent the Company from (a) terminating any Pension Plan in a manner that results in the imposition of a lien on any property of the Company pursuant to Section 4068 of ERISA or (b) take any action that adversely affects the qualification of any Employee Plan or its compliance with the applicable requirements of ERISA or the Code or results in a "reportable event" (as such term is defined in Section 4043(b) of ERISA).

                                  ARTICLE VII.
                             COVENANTS OF PURCHASER

         7.1 CONSENTS. Purchaser shall cooperate with Sellers in connection with Sellers' efforts to obtain the consents required by SECTION 6.5.

         7.2 NOTICE TO PURCHASER. Purchaser will promptly notify the Company of any circumstance, event or action by Purchaser or otherwise, that causes any statement made by Purchaser in this Agreement to be inaccurate or incomplete in any material respect or that may have a Material Adverse Effect and which has not already been disclosed.

                                  ARTICLE VIII.
                 COVENANTS OF SELLERS, THE COMPANY AND PURCHASER

         8.1      CONFIDENTIALITY.

                  (a) Except (i) for any governmental filings required in order to complete the Transactions, and (ii) as Purchaser, the Company and each of the Sellers may agree or consent in writing, all information received by Purchaser, the Company or Sellers and their respective representatives pursuant to the terms of this Agreement or otherwise heretofore provided to the receiving party in connection with the transactions contemplated hereby shall be kept in confidence by the receiving party and its representatives and shall not be used in any manner by such party or its representatives except in connection with its performance or preparing to perform under this Agreement; PROVIDED, HOWEVER, that any party hereto may disclose such information to its legal and financial advisors, lenders, financing sources and their respective legal advisors and representatives so long as such Persons agree to maintain the confidentiality of such information in accordance with this SECTION 8.1. If the transactions contemplated hereby shall fail to be consummated, all copies of documents or extracts thereof containing information and data as to one of the other parties, including all information prepared by the receiving party or such receiving party's representatives, shall be turned over to the party furnishing same, except that such information prepared by the receiving party or such receiving party's representatives may be destroyed at the option of the receiving party, with notice of such destruction (or return) to be confirmed in writing to the disclosing party. Any information not so destroyed (or returned) will remain subject to these confidentiality provisions (notwithstanding any termination of this Agreement).

                  (b) The foregoing confidentiality provisions shall not apply to such portions of the information received which (i) are or become generally available to the public through no action by the receiving party or by such party's representatives or (ii) are or become available to the receiving party on a nonconfidential basis from a source, other than the disclosing party or its representatives, which the receiving party believes, after reasonable inquiry, is not prohibited from disclosing such portions to it by a contractual, legal or fiduciary obligation, and, except as set forth in Section 8.1(c) below, shall not apply to any disclosure by Purchaser or the Company after the Closing.

                  (c) Purchaser agrees that any disclosure of the existence of the Employee Retention Percentage may be very detrimental to Sellers and will take all reasonable action to keep confidential the existence of the Employee Retention Percentage. This shall include providing information regarding the Employee Retention Percentage (including its existence) only to those officers of Purchaser and its advisors on a need to know basis. If it is determined that the Employee Retention Percentage information was negligently disclosed by Purchaser to employees of IIT, Inc. or others, and that this information had a material affect on the ability of the Sellers to meet the employee retention target, then Sellers shall be relieved of any obligation to meet the Employee Retention Percentage criteria under Section 2.3(a)(iii) with regard to the Contingent Payment to Sellers and for the Bonus Payment under Section 2.6.

         8.2 NONSOLICITATION OF EMPLOYEES. Prior to the Closing, and if this Agreement is terminated pursuant to Section 10.1(c), for a period of twenty-four months after the date of this Agreement, Purchaser shall not (a) solicit or induce any employee, officer, representative, consultant or other agent of the Acquired Companies, to leave the Acquired Companies' employ or otherwise interfere with the employment relationship between any such person and the Acquired Companies or (b) solicit any customers of the Acquired Companies on the date of this Agreement to provide PeopleSoft implementation services.

         8.3 COOPERATION AND RECORDS RETENTION. After the Closing Date, Sellers and the Company shall each (i) provide the other party with such assistance as may reasonably be requested by in connection with the preparation of any return, audit, or other examination by any taxing authority or judicial or administrative proceedings relating to liability for any Taxes, (ii) provide the other party with any records or other information that may be relevant to such return, audit or examination, proceeding or determination, and (iii) provide the other party with any final determination of any such audit or examination, proceeding, or determination that affects any amount required to be shown on any Tax Return of the other for any period. Without limiting the generality of the foregoing, the Company and Sellers shall each retain, until the applicable statutes of limitations (including any extensions) have expired, copies of all Tax Returns, supporting work schedules, and other records or information that may be relevant to such returns for all tax periods or portions thereof ending on or before the Closing Date.

                                   ARTICLE IX.
                            CONDITIONS TO OBLIGATIONS

         9.1 CONDITIONS TO OBLIGATIONS OF PURCHASER, SELLERS AND THE COMPANY. The obligations of Purchaser, Sellers and the Company to consummate, or cause to be consummated, the Transactions are subject to the satisfaction of the following conditions, any one or more of which may be waived in writing by such parties:

                  (a) There shall not be in force any order or decree, statute, rule or regulation nor shall there be on file any complaint by a Governmental Authority seeking an order or decree, restraining, enjoining or prohibiting the consummation of the Transactions and none of Purchaser, any of the Sellers or the Company shall have received notice from any Governmental Authority that it has determined to institute any suit or proceeding to restrain or enjoin the consummation of the Transactions or to nullify or render ineffective this Agreement if consummated, or to take any other action which would result in the prohibition or a material change in the terms of the Transactions.

         9.2 CONDITIONS TO OBLIGATIONS OF PURCHASER. The obligations of Purchaser to consummate, or cause to be consummated, the Transactions are subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by Purchaser:

                  (a) Each of the representations and warranties of Sellers and the Company contained in this Agreement shall be true and correct in all material respects (except where such representations and warranties are qualified by materiality) both on the date hereof and as of the Closing, as if made at and as of that time, and each of the covenants and agreements of Sellers and the Company to be performed as of or prior to the Closing shall have been duly performed in all material respects.

                  (b) All material permits, approvals, clearances, and consents of, and all filings with, Governmental Authorities required to be procured by any of the Sellers or the Company in connection with the Transactions shall have been procured.

                  (c) The Company shall have delivered to Purchaser a certificate signed by an officer of the Company, dated as of the Closing Date, certifying that, the conditions specified in SECTION 9.1, as they relate to either or both Sellers and the Company, and SECTION 9.2(a) have been fulfilled.

                  (d) Any consent required for the consummation of the Transactions under any Contract required to be listed on SCHEDULE 4.11 hereto or for the continued enjoyment by the Company of the benefits of any such Contract after the Closing shall have been obtained.

                  (e) All Persons who are directors or officers of the Company shall have resigned such directorships or offices, effective as of the Closing Date.

                  (f) Purchaser shall have received opinions, dated as of the Closing Date, from counsel to the Company and counsel to Sellers, reasonably acceptable to counsel to Purchaser.

                  (g) Sellers and the Company shall have delivered all assignments, consents, approvals and other documents, certificates and instruments as Purchaser may reasonably request for the purpose of (i) evidencing the accuracy and completeness of any of the representations, warranties or statements, the performance of any covenants or agreements of the Company or the compliance by Purchaser with any of the conditions, all as contained or referred to in this Agreement or (ii) effectuating or confirming the consummation of the Transactions.

                  (h) Purchaser shall have received possession or control of all corporate, accounting, business and tax records of the Company.

                  (i) Each of the Sellers shall have entered into a Non-Competition Agreement containing the terms set forth on EXHIBIT E.

                  (j) Each of the Sellers shall have entered into an Employment Agreement with the Company containing the terms set forth on EXHIBIT F.

                  (k) Purchaser shall have received a true and complete copy, certified by the Secretary or an Assistant Secretary (or similar officer) of the Company of the resolutions duly and validly adopted by the Board of Directors of the Company evidencing its authorization of the execution and delivery of this Agreement and the consummation of the Transactions.

                  (l) Sellers shall have delivered signed UCC-3 termination statements terminating all security interests in the assets of the Company except for security interests securing indebtedness to be assumed by Purchaser.

                  (m) Each of the Sellers that receives the Warrants shall have executed and delivered the Warrantholders' Agreement in the form attached as EXHIBIT G.

                  (n) The Company shall deliver to Purchaser an executed affidavit, dated not more than thirty (30) days prior to the Closing Date, in accordance with Code Section 1445(b)(3) and Treasury Regulation sections 1.897-2(h) and 1.1445-2(c)(3), which statement certifies that the Shares are not U.S. real property interests.

                  (o) Purchaser shall have received the audited financial statements of IIT, C.A. as of and for the twelve month period ended December 31, 1997 identical to the unaudited financial statements of IIT, C.A. as of and for the period ended December 31, 1997 set forth on Scheduled 4.6 except for the deletion of any qualifications and changes resulting therefrom, provided, however, that Purchaser's obligation to consummate the Transactions shall be conditioned on delivery of such financial statements only if Purchaser establishes that it was otherwise ready, willing and able to deliver the Cash Consideration.

         9.3 CONDITIONS TO THE OBLIGATIONS OF SELLERS AND THE COMPANY. The obligations of Sellers and the Company to consummate the Transactions are subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by Sellers:

                  (a) Each of the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects (except where such representations and warranties are qualified by materiality) both on the date hereof and as of the Closing, as if made anew at and as of that time, and each of the covenants and agreements of Purchaser to be performed as of or prior to the Closing shall have been duly performed in all material respects.

                  (b) Sellers shall have received an opinion, dated as of the Closing Date, from counsel to Purchaser, reasonably acceptable to counsel to Sellers.

                  (c) Purchaser shall have delivered to Sellers and the Company a certificate signed by an officer of Purchaser, dated as of the Closing Date, certifying that, the conditions specified in SECTION 9.1, as they relate to Purchaser, and subsection 9.3(a) have been fulfilled.

                  (d) Sellers shall have received a true and complete copy, certified by the Secretary or an Assistant Secretary (or similar officer) of Purchaser, of the resolutions duly and validly adopted by the Board of Directors of Purchaser evidencing its authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

                                   ARTICLE X.
                                   TERMINATION

         10.1 TERMINATION. This Agreement may be terminated and the Transactions abandoned:

                  (a) By mutual written consent of the parties at any time prior to the Closing.

                  (b) Prior to the Closing, by written notice to Sellers from Purchaser, (i) pursuant to SECTION 11.1, (ii) if the Closing has not occurred on or before October 31,

1998 and Purchaser is not in material breach of a representation, warranty, covenant or agreement or (iii) if consummation of the Transactions is enjoined, prohibited or otherwise restrained by the terms of a final, non-appealable order or judgment of a court of competent jurisdiction.

                  (c) Prior to the Closing, by written notice to Purchaser from Sellers, (i) pursuant to SECTION 11.1, (ii) if the Closing has not occurred on or before October 31, 1998 and neither Sellers nor the Company are in material breach of a representation, warranty, covenant or agreement of either Sellers or the Company or (iii) if consummation of the Transactions is enjoined, prohibited or otherwise restrained by the terms of a final, non-appealable order or judgment of a court of competent jurisdiction.

         10.2 EFFECT OF TERMINATION. In the event of termination of this Agreement pursuant to SECTION 10.1, this Agreement shall forthwith become void and have no effect, without liability on the part of any party hereto or their respective Affiliates, officers, directors or stockholders, other than liability of Sellers, the Company or Purchaser as the case may be, for any misrepresentation contained in, or any breach of, this Agreement occurring prior to such termination. The provisions of SECTION 10.1, this SECTION 10.2 and
Article XI shall survive any termination of this Agreement.

         10.3 RISK OF LOSS. If any material portion of the assets of the Company (the "ASSETS") is destroyed or damaged by fire or any other cause on or prior to the Closing Date, the Company shall give written notice to Purchaser as soon as practicable after, but in any event within five (5) calendar days of, discovery of such damage or destruction, including specification of the amount of insurance, if any, covering such Assets and the amount, if any, which Sellers or the Company are otherwise entitled to receive as a consequence of such damage or destruction. Prior to the Closing, Purchaser shall have the option, which shall be exercised by written notice to the Company within fifteen (15) business days after receipt of the Company's notice or if there are not fifteen (15) business days prior to the Closing Date, as soon as practicable prior to the Closing Date, of (a) accepting such Assets in their destroyed or damaged condition in which event Purchaser shall be entitled to the proceeds of any insurance or other proceeds payable with respect to such loss, or the cash equivalent thereof, and subject to Article XII, to such indemnification for any uninsured portion of such loss pursuant to Article XII, and the full Total Consideration shall be paid for such Assets, (b) if agreed by Sellers, excluding such Assets from this Transaction, in which event the Total Consideration shall be reduced by the amount allocated to such Assets and the Pro Rata Share of the proceeds of any insurance or other proceeds payable with respect to such loss shall be distributed to each of the Sellers, or (c) after providing Sellers and the Company with a reasonable opportunity to cure, terminating this Agreement in accordance with Article X, if such damage or destruction has a Material Adverse Effect.

                                   ARTICLE XI.
                              DEFAULT AND REMEDIES

         11.1 BREACH AND OPPORTUNITY TO CURE. If any party shall breach the terms of this Agreement or default in the performance of its obligations hereunder, the nondefaulting party shall have the right to provide the defaulting party with notice specifying in reasonable detail the nature of such breach or default. If such breach or default has not been cured by the earlier of (a) the Closing Date and (b) thirty (30) days after delivery of such notice, then the party giving such notice may (i) terminate this Agreement by giving written notice to the defaulting party hereunder, (ii) extend the Closing Date if such default has not been cured by the Closing Date (but no such extension shall constitute a waiver of such nondefaulting party's right to terminate as a result of such default), (iii) exercise the remedies available to such party pursuant to Sections 11.2 or 11.3, subject to the right of the other party to contest such action through appropriate proceedings, and/or (iv) proceed to Closing, but which shall not constitute a waiver of such breach or default.

         11.2 SELLERS' REMEDIES. Purchaser recognizes that if the Transactions are not consummated solely as a result of Purchaser's default, Sellers would incur damages, the extent of which is extremely difficult and impractical to ascertain. The parties, therefore, agree that if this Agreement is terminated or otherwise is not consummated solely due to the material default of Purchaser, Purchaser shall pay to each of the Sellers an equal share of $400,000 in addition to the amount of the Deposit, as Sellers' sole and exclusive remedy in full settlement of any damages of any nature or kind that Sellers may suffer or allege to suffer as the result of any default or breach by Purchaser. The parties agree that this sum shall be in lieu of any and all other relief to which Sellers might otherwise be entitled due to Purchaser's breach of, or default under, this Agreement.

         11.3 PURCHASER'S REMEDIES. Sellers agree that the Shares represent unique property that cannot be readily obtained on the open market and that Purchaser would be irreparably injured if this Agreement is not specifically enforced after default. Therefore, Purchaser shall have the right to specifically enforce Sellers' performance under this Agreement, and Sellers agree to waive the defense in any such suit that Purchaser has an adequate remedy at law and to interpose no opposition, legal or otherwise, as to the propriety of specific performance as a remedy, and that Purchaser shall have the right to obtain specific performance of the terms of this Agreement without being required to prove actual damages, post bond or furnish other security. In addition, Purchaser shall be entitled to obtain from Sellers, court costs and reasonable attorneys' fees incurred by Purchaser in enforcing its rights hereunder. As a condition to seeking specific performance, Purchaser shall not be required to have tendered the Cash Consideration, but shall be ready, willing and able to do so. In the event Purchaser elects to terminate this Agreement as a result of Sellers' default, instead of seeking specific performance, then Purchaser shall be entitled to recover its damages resulting from such default, plus reasonable attorney's fees and court costs incurred by Purchaser in enforcing its rights under this Agreement.

         11.4 RETURN OF DEPOSIT. In the event that the Closing does not occur due to a breach by the Company or any of the Sellers, then Purchaser shall be entitled to a return of the Deposit.

         11.5 ESCROW DEPOSIT. In the event that all of the conditions to Closing are satisfied but Purchaser fails to tender the balance of the Cash Consideration or to purchase the Shares on the Closing Date, the $400,000 of the liquidated damages set forth in SECTION 11.2 shall be paid to the Seller Representative from the Escrow Deposit and the balance, if any, of the Escrow Deposit shall be returned to Purchaser. In the event that the Closing does not occur due to no fault or breach by Purchaser, then Purchaser shall be entitled to a return of the Escrow Deposit.

                                  ARTICLE XII.
              POST CLOSING OBLIGATIONS; SURVIVAL OF REPRESENTATION

                  The parties covenant and agree as follows with respect to the period subsequent to the Closing Date:

         12.1     INDEMNIFICATION.

                  12.1.1. PURCHASER'S RIGHT TO INDEMNIFICATION. Subject to
Section 12.1.4, each Seller undertakes and agrees to indemnify, defend by counsel reasonably acceptable to Purchaser, and hold harmless Purchaser, its parent, affiliates, successors and assigns and their respective directors, officers, employees, shareholders, representatives and agents (hereinafter referred to collectively as "Purchaser Indemnitees") from and against and in respect of such Seller's Pro Rata Share of any and all losses, costs, liabilities, claims, obligations, diminution in value and expenses, including reasonable attorneys' fees ("Claims"), incurred or suffered by a Purchaser Indemnitee arising from (a) the claims of third parties with respect to operation of the Company prior to Closing; (b) a breach, misrepresentation, or other violation of any of the Sellers' or the Company's covenants, warranties or representations contained in this Agreement excluding those that are to be indemnified pursuant to section 13.8; (c) any breach or default by the Company under any Contract prior to Closing; (d) any Pre-Closing Environmental Matters; and (e) any and all actions, suits, proceedings, claims demands, assessments, judgments, costs and expenses, incident to any of the foregoing or incurred to oppose the imposition thereof, or in enforcing this indemnity; together with interest at the Prime Rate (as defined below) on any such Claim from the date of incurrence by such Purchaser Indemnitee(s) until the date of reimbursement by Sellers. "Prime Rate" shall mean the prime rate as published in the Money Rates column of the Eastern Edition of the Wall Street Journal (or the average of such rates if more than one rate is indicated), in effect on the date of incurrence of such Claim. The foregoing indemnity is intended by Sellers to cover all acts, suits, proceedings, claims, demands, assessments, adjustments, diminution in value, costs, and expenses with respect to any and all of the specific matters set forth in this indemnity.

                  12.1.2. SELLERS' RIGHT TO INDEMNIFICATION. Purchaser undertakes and agrees to indemnify, defend by counsel reasonably acceptable to Sellers and hold harmless Sellers, their representatives and agents (hereinafter referred to collectively as "Seller Indemnitees") from and against and in respect of any and all Claims incurred or suffered by a Seller Indemnitee after Closing arising from: (a) a breach, misrepresentation, or other violation of any of Purchaser's covenants, warranties or representations contained in this Agreement excluding those that are to be indemnified pursuant to SECTION 13.8; (b) any claims of third parties with respect to the operation of the Company on or after the Closing Date; and (c) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, incident to any of the foregoing or incurred to oppose the imposition thereof, or in enforcing this indemnity; together with interest at the Prime Rate on any such claim from the date of incurrence by such Seller Indemnitee(s) to the date of reimbursement by Purchaser. The foregoing indemnity is intended by Purchaser to cover all acts, suits, proceedings, claims, demands, assessments, adjustments, costs, and expenses with respect to any and all of the specific matters set forth in this indemnity.

                  12.1.3. CONDUCT OF PROCEEDINGS. If any claim or proceeding covered by the foregoing agreements to indemnify and hold harmless shall arise, the party who seeks indemnification (the "Indemnified Party") shall give written notice thereof to the other party (the "Indemnitor") promptly after the Indemnified Party learns of the existence of such claim or proceeding; PROVIDED, HOWEVER, that the Indemnified Party's failure to give the Indemnitor prompt notice shall not bar the Indemnified Party's right to indemnification unless such failure has materially prejudiced the Indemnitor's ability to defend the claim or proceeding. The Indemnitor shall have the right to employ counsel reasonably acceptable to the Indemnified Party to defend against any such claim or proceeding, or to compromise, settle or otherwise dispose of the same, if the Indemnitor deems it advisable to do so, all at the expense of the Indemnitor; PROVIDED that the Indemnitor shall not have the right to control the defense of any such claim or proceeding unless it has acknowledged in writing its obligation to indemnify the Indemnified Party fully from all liabilities incurred as a result of such claim or proceeding and then and periodically thereafter provides the Indemnified Party with reasonably sufficient evidence of the ability of the Indemnitor to satisfy any such liabilities. The parties will fully cooperate in any such action, and shall make available to each other any books or records useful for the defense of any such claim or proceeding. If the Indemnitor fails to acknowledge in writing its obligation to defend against or settle such claim or proceeding within twenty (20) days after receiving notice thereof from the Indemnified Party (or such shorter time specified in the notice as the circumstances of the matter may dictate), the Indemnified Party shall be free to dispose of the matter, at the expense of the Indemnitor (if the Indemnitor is ultimately liable), in any way in which the Indemnified Party deems to be in its best interest.

                  12.1.4. LIMITATIONS ON INDEMNIFICATION. Notwithstanding anything to the contrary in this SECTION 12.1:

                  (a) An Indemnitor shall have no obligation with respect to any Claims for breach of representation or warranty under this SECTION 12.1, except for the representations set forth in SECTIONS 4.3, 4.21, and 4.27, until the aggregate amount of all Claims against all Indemnitors exceeds $100,000 at which time the full amount of all Claims against all Indemnitors shall be due without regard to such threshold amount.

                  (b) In no event shall any Party have any indemnity obligations for breaches of representations or warranties under this Section 12.1 for any Claim first asserted after the survival period set forth for such Claim in
Section 12.3.

                  (c) Notwithstanding any other provision contained in this Agreement, in no event shall any Seller be liable to Purchaser or any other Person in an amount in excess of the Total Consideration received by such Seller.

                  12.1.5. INDEMNIFICATION SOLE REMEDY. The right to indemnification under this Article XII and Article XIII, subject to the limitations set forth in SECTION 12.1.4 and Article XIII and the right of the Sellers to terminate the Noncompetition Agreements in the event of Purchaser's default in the performance of its obligations under SECTION 2.3, shall be the exclusive remedy of any party in connection with any breach by another party of its representations, warranties, or covenants or any other default under this Agreement, and neither party shall make or assert any claim under this Agreement or related to the Transactions, regardless of the form of action, except under and in accordance with this Article XII, provided that this shall not affect the right (a) of Purchaser to make a claim for specific performance as provided in
Section 11.3, or (b) of either party to make a claim for damages arising from the other party's fraud up to a limit equal to the Total Consideration paid to Sellers under this Agreement.

         12.2 RIGHT OF OFFSET. Each of Purchaser and Sellers shall have the right to offset against amounts owing to the other any amounts owing to such party pursuant to SECTION 12.1, provided such party has a good faith basis to believe that it is entitled to indemnification for such Claims. If it is determined that a party was not entitled to indemnification for such Claims, it shall pay the other party interest at the Prime Rate plus 500 basis points from the date such amount was due until paid.

         12.3 SURVIVAL OF REPRESENTATIONS. The representations and warranties contained herein shall survive for eighteen months after the Closing without limitation and without regard to any investigation made by any of the parties hereto; PROVIDED, HOWEVER, that the representations and warranties made by the Company and Sellers in SECTIONS 4.1, 4.3, 4.4, and 4.20, shall survive without limitation and the representations and warranties in SECTION 4.21 shall survive for the period set forth in SECTION 13.8.

         12.4 RIGHTS OF SET-OFF. Any Contingent Payments owed by Purchaser to Sellers pursuant to SECTION 2.3 are subject to reduction for any Claims pursuant to SECTION 12.1 above and SECTION 13.8, provided that Purchaser has a good faith basis to believe that it is entitled to indemnification for such Claims. If it is determined that Purchaser was not entitled to indemnification for such Claims, it shall pay the Sellers interest at the Prime Rate plus 500 basis points from the date such amount was due until paid..

                                  ARTICLE XIII.
                                   TAX MATTERS

         13.1     ALLOCATION OF RESPONSIBILITY. From and after the Closing
Date, the Sellers shall pay any Taxes payable by the Company (i) for all taxable periods ending on or prior to the

Closing Date, (ii) for all taxable periods beginning prior to the Closing Date and ending after the Closing Date (a "PRE-CLOSING PARTIAL PERIOD"), for that portion of such taxable period up to and including the Closing Date, and (iii) as a result of any breach of any representation, warranty or covenant in Section 4.21, Section 6.1(x) or Article XIII of this Agreement. Notwithstanding the foregoing, no payment shall be required to be paid for Taxes to the extent reserves for such Taxes are established on the Final Balance Sheet (other than any reserves for deferred Taxes established to reflect timing differences between book and Tax income).

         13.2 PAYMENT OF TAXES. Purchaser shall notify the Seller Representative of any Tax obligation of the Company at least fifteen (15) days before such obligation is due to be paid. Seller Representative shall wire transfer funds to Purchaser for value no later than three (3) days before such payments are due.

         13.3 TAX RETURNS. The Seller Representative shall prepare or cause to be prepared, in a manner consistent with past practices all Tax Returns for the Company for all taxable years or periods ending on or before the Closing Date but which are due to be filed after the Closing Date (taking into account all applicable extensions of time for filing). The Seller Representative shall cause such Tax Returns to be delivered to Purchaser for comment and approval, which approval shall not be unreasonably withheld, no later than thirty (30) days prior to the due date for filing any such Tax Return (taking into account any applicable extensions of time to file).

         13.4 REFUNDS. Sellers shall be entitled to retain, or receive payment from Purchaser within fifteen (15) days of the receipt of any Tax refunds or credits relating to the Company that were paid with respect to (i) all taxable periods ending on or prior to the Closing Date and (ii) Pre-Closing Partial Periods, for that portion of such taxable period up to and including the Closing Date. Purchaser shall, if Seller Representative so requests and at Seller Representative's expense, cause the Company to file for and obtain any refund to which Seller Representative is entitled to under this Section 13.4, provided that Seller Representative shall not file, and Purchaser shall not be obligated to file, to obtain any refund that would have the effect of (x) increasing any Tax liability of the Company or (y) otherwise materially and adversely affect any item or Tax attribute of the Company, in each case for any taxable period ending after the Closing Date, without Seller Representative first obtaining the Company's consent, which consent shall not be unreasonably withheld. Purchaser shall permit Seller Representative to control (at the Seller Representative's expense) the prosecution of such refund claim, and shall cause powers of attorney authorizing Seller Representative to represent the Company before the relevant taxing authority with respect to such refund to be executed, provided that Seller Representative (i) shall keep Purchaser informed regarding the progress and substantive aspect of any such refund and (ii) shall not compromise or settle any such refund without obtaining Purchaser's consent, which consent shall not be unreasonably withheld, if such compromise or settlement would have the effect of (x) increasing any Tax liability of the Company or (y) otherwise materially and adversely affect any item or Tax attribute of the Company, in each case for any taxable period ending after the Closing Date. In the event that any refund or credit of Taxes for which a payment has been made pursuant to this section 13.4 is subsequently reduced or disallowed, the Sellers shall indemnify and hold Purchaser harmless for any Taxes assessed against the Company by reason of the reduction or disallowance.

         13.5 CONTESTS. Purchaser and the Seller Representative agree to give prompt notice to each other of any proposed adjustment to Taxes for any periods of the Company ending on or prior to the Closing Date or any Pre-Closing Partial Period. Purchaser and the Seller Representative shall cooperate with each other in the conduct of any audit or other proceeding involving the Company for such periods and each party may participate at its own expense. Seller Representative shall have the right to control the conduct of any such audit or proceeding for which the Sellers agree that any resulting Tax allocable to any period prior to and including the Closing Date is covered by the indemnity set forth in Section 13.8 of this Agreement, (such audit or proceeding, a "Seller's Contest") provided that: (i) Seller Representative shall keep Purchaser informed regarding the progress and substantive aspects of any Seller's Contest and (ii) Seller Representative shall not compromise or settle any Seller's Contest if such compromise or settlement would have the effect of (x) increasing any Tax liability of the Company or (y) otherwise materially and adversely affect any item or Tax attribute of the Company, in each case for any taxable period ending after the Closing Date, without obtaining Purchaser's consent, which consent shall not be unreasonably withheld. If Seller Representative chooses to direct a Seller's Contest, Purchaser shall cause powers of attorney authorizing Seller Representative to represent the Company before the relevant taxing authority and such other documents as are reasonably necessary for Seller Representative to control the conduct of any Sellers' Contest, consistent with the terms of this
Section 13.5

         13.6     ALLOCATION OF TAXES. For purposes of SECTION 4.21 and this
Article XIII, in the case of Taxes that are payable with respect to a taxable period that begins before the Closing Date and ends after the Closing Date, the portion of such Taxes payable for the period ending on the Closing Date shall be
(a) in the case of any Tax based upon or measured by income, and in the case of sale or use tax, the amount which would be payable if the taxable year ended as of the end of the Closing Date and (b) in the case of any other Tax, such as personal or real property, the amount of such tax for the entire period multiplied by a fraction, the numerator of which is the number of days in the period ending on the Closing Date and the denominator of which is the number of days in the entire period.

         13.7 TREATMENT OF INDEMNITY PAYMENTS. All indemnity and other payments made under this Agreement shall be considered to be adjustments to the Total Consideration.

         13.8 INDEMNIFICATION. The covenants and agreements of the parties contained in this Article XIII and the representations and warranties contained in SECTION 4.21 of this Agreement shall survive the Closing and shall remain in full force and effect until ninety (90) days following the expiration of the applicable statutes of limitations with respect to any Taxes that would be indemnifiable under this Article XIII. The procedures set forth in SECTION
12.1.3 of this Agreement shall apply to any claims made by the parties to this Agreement pursuant to this Article XIII. Subject to the limitation set forth in
Section 12.1.4(c), each Seller shall undertake and agree to indemnify, defend by counsel reasonably acceptable to Purchaser, and hold Purchaser and the Company harmless from and against such Seller's Pro Rata Share of all

Claims arising out of, any breach of representation or warranty in Section 4.21 of this Agreement or any covenant made by the Sellers or Seller Representative in this Article XIII or in Section 6.1(x) of this Agreement, together with interest at the Prime Rate on any such Claim from the date of incurrence by the Purchaser or the Company until the date of reimbursement by Sellers. Purchaser undertakes and agree to indemnify, defend by counsel reasonably acceptable to Sellers, and hold Sellers harmless from and against all Claims arising out of breach of any covenant made by Purchaser under this Article XIII, together with interest at the Prime Rate on any such Claim from the date of incurrence by the Sellers until the date of reimbursement by Purchaser. Notwithstanding anything to the contrary in this Agreement, to the extent that the provisions contained in this Article XIII conflict with any provision of Article XII of this Agreement, the provisions contained in this Article XIII shall control.

         13.9 SUCCESSORS. For purposes of this Article XIII, all references to the Purchaser, the Sellers and the Company shall include successors.

                                  ARTICLE XIV.
                              SELLER REPRESENTATIVE

         14.1 DESIGNATION OF SELLER REPRESENTATIVE. The parties agree that it is desirable to designate a representative to act on behalf of Sellers (the "SELLER REPRESENTATIVE"). The parties have designated L. Sebastian Alegrett and Carlos E. Bravo, jointly, as the Seller Representative, and approval of this Agreement by Sellers shall constitute certification and approval of such designation.

         14.2 AUTHORITY AND RIGHTS OF SELLER REPRESENTATIVE; LIMITATIONS ON LIABILITY. The Seller Representative shall have full power, authority and discretion to act on behalf of the Sellers for all purposes under this Agreement and the Ancillary Agreements. The Seller Representative will have no liability to the Sellers with respect to actions taken or omitted to be taken in its capacity as Seller Representative, except with respect to the Seller Representative's gross negligence or willful misconduct. The Seller Representative shall be entitled to reimbursement, from the Sellers for all reasonable expenses, disbursements and advances (including fees and disbursements of its counsel, experts and other agents and consultants) incurred by the Seller Representative in such capacity, and for indemnification against any loss, liability or expenses arising out of actions taken or omitted to be taken in its capacity as Seller Representative (except for those arising out of Seller Representative's gross negligence or willful misconduct).

                                   ARTICLE XV.
                                  MISCELLANEOUS

         15.1 WAIVER. Either party to this Agreement may, at any time prior to the Closing, waive any of the terms or conditions of this Agreement; PROVIDED, HOWEVER, any such waiver must be in writing, executed in the same manner as this Agreement.

         15.2 NOTICES. All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given when (i) delivered in person, or (ii) five

(5) days after posting in the United States mail having been sent registered or certified mail return receipt requested, or (iii) delivered by telecopy and promptly confirmed by delivery in person or post as aforesaid in each case, with postage prepaid, addressed as follows:

If to Purchaser, to:

                                  USINTERNETWORKING, INC.
                                  175 Admiral Cochrane Drive
                                  Annapolis, MD  21401
                                  Attention: Stephen E. McManus
                                  Telecopy No.: (410) 897-4400

                                  with copies to (which shall not constitute notice):

                                  Latham & Watkins
                                  1001 Pennsylvania Avenue, N.W.
                                  Suite 1300
                                  Washington, D.C. 20004
                                  Attention:  James F. Rogers
                                  Telecopy No.: (202) 637-2201

                                  If to Sellers, to:

                                  L. Sebastian Alegrett
                                  906 Escobar Avenue
                                  Coral Gables, FL 33134

                                  Michael Mai
                                  19261 Dearborne Circle
                                  Huntington Beach, CA 92648

                                  Vicente Perez de Tudela
                                  19502 Ranch Lane #102
                                  Huntington Beach, CA  92648

                                  Carlos E. Bravo
                                  1421 Kirkwall Court
                                  Inverness, IL 60010

                                  with copies to (which shall not constitute notice):

                                  Stephen A. Colley
                                  Duckor, Spradling & Metzger
                                  401 West A Street
                                  Suite 2400

                                  San Diego, CA  92101-7915
                                  Telecopy No.:  (619) 231-6629

                                  If to Company, to:

                                  IIT Holding, Inc.
                                  2333 Ponce de Leon
                                  Suite 1108
                                  Coral Gables, FL 33134
                                  Attention: Sebastian Alegrett
                                  Telecopy No.:  (305) 460-6899

                                  with copies to (which shall not constitute notice):

                                  Stephen A. Colley
                                  Duckor, Spradling & Metzger
                                  401 West A Street
                                  Suite 2400
                                  San Diego, CA  92101-7915
                                  Telecopy No.:  (619) 231-6629

or to such other address or addresses as the parties may from time to time designate in writing.

         15.3 ASSIGNMENT. Neither party hereto may assign its rights under this Agreement without the consent of the other party hereto; PROVIDED; HOWEVER that Purchaser may assign its rights and obligations under this Agreement to an Affiliate of Purchaser.

         15.4 RIGHTS OF THIRD PARTIES. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the parties hereto, any right or remedies under or by reason of this Agreement.

         15.5 RELIANCE. Each of the parties to this Agreement shall be deemed to have relied upon the accuracy of the written representations and warranties made to it in or pursuant to this Agreement, notwithstanding any investigations conducted by or on its behalf or notice, knowledge or belief to the contrary.

         15.6 TRANSFER TAXES; TITLE COSTS; EXPENSES. Notwithstanding any other provision hereof, Purchaser shall be solely responsible for the costs and expenses of all recording fees (on a per-page basis or otherwise), transfer taxes, conveyance taxes, sales and use taxes, stamp taxes and other taxes incurred or otherwise payable in connection with the Transaction. Any filing fees payable in connection with the parties' compliance with the HSR Act shall be paid by Purchaser. All other costs and expenses incurred by the parties in connection with the transactions contemplated hereby shall be borne by the party incurring such expense.

         15.7 CONSTRUCTION. This Agreement shall be construed and enforced in accordance with the laws of the State of New York. Unless otherwise stated, references to

Sections, Articles, Exhibits or Schedules refer to the Sections, Articles, Exhibits and Schedules to this Agreement. The parties to this Agreement participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent or interpretation shall arise with respect to this Agreement, then this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party to this Agreement by virtue of the authorship of any provision of this Agreement.

         15.8 ARBITRATION. The parties hereby agree to submit all controversies, claims and matters of difference arising out of this Agreement to arbitration in Dade County, Florida, according to the commercial rules and practices of the American Arbitration Association ("AAA) from time to time in force, and in accordance with the following provisions of this Section 15.8.

                  (a) Arbitration discovery will be conducted in accordance with the Federal Rules of Civil Procedure, with any disputes over the scope of discovery to be determined by the arbitrators, it being intended that the arbitrators will allow limited, reasonable discovery prior to any hearing on the merits.

                  (b) Arbitration hereunder will be by three independent and impartial arbitrators. Each of the parties will appoint one arbitrator within 30 days after initiation of arbitration and the two arbitrators so appointed will select a third arbitrator within 45 days after initiation of arbitration. In the event that the parties or the arbitrators fail to select arbitrators as required above, the AAA will select such arbitrators.

                  (c) The AAA will have the authority to disqualify any arbitrator who it determines not to be independent and impartial. The arbitrators will be entitled to a fee commensurate with their fees for professional services requiring similar time and effort.

                  (d) The arbitrators will conduct a hearing no later than 60 days after initiation of the matter to arbitration, and a decision will be rendered by the arbitrators within 30 days of the hearing. At the hearing, the parties will present such evidence and witnesses as they may choose, with or without counsel. Adherence to formal rules of evidence will not be required but the arbitration panel will consider any evidence and testimony that it determines to be relevant, in accordance with procedures that it determines to be appropriate. The arbitration determination will be in writing and will specify the factual and legal bases for the determination. The arbitrators may award legal or equitable relief, including but not limited to specific performance.

                  (e) The parties agree that this submission and agreement to arbitrate will be governed by and specifically enforceable in accordance with the laws of the State of New York. Arbitration may proceed in the absence of any party if prior written notice of the proceedings has been given to such party. The parties agree to abide by all decisions and determinations rendered in such proceedings. Such decisions and determinations will be final and binding on all parties. All decisions and determinations may be filed with the clerk of one or more courts, state federal or foreign having jurisdiction over the party against whom it is rendered or its property, as a basis of judgment.

                  (f) The arbitrators' fees and other costs of the arbitration will be borne by the party against whom the award is rendered, except as the arbitration panel may otherwise provide in its written opinion.

         15.9 ATTORNEY'S FEES. In the event of any arbitration or litigation arising under this Agreement, the prevailing party shall be entitled to recover his or its reasonable attorney's fees from the other party.

         15.10 CAPTIONS; COUNTERPARTS. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         15.11 ENTIRE AGREEMENT. This Agreement (together with the Schedules and Exhibits to this Agreement, which constitute part of this Agreement) constitutes the entire agreement among the parties and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the parties hereto or any of their respective Subsidiaries relating to the Transactions. No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the transactions contemplated by this Agreement exist between the parties except as expressly set forth in this Agreement.

         15.12 AMENDMENTS. This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed in the same manner as this Agreement and which makes reference to this Agreement.

         15.13 SEVERABILITY. If any term or provision of this Agreement is invalid or unenforceable in any situation in any jurisdiction, then all other terms and provisions of this Agreement shall nevertheless remain in full force and effect and the application of such term or provision shall be interpreted so as reasonably to effect the intent of the parties to this Agreement.

         15.14 PUBLICITY. All press releases or other public communications of any nature whatsoever, or other notices to third parties except as contemplated by Section 8.1 relating to the transactions contemplated by this Agreement, and the method of the release for publication thereof, shall be subject to the prior mutual approval of Purchaser and the Company which approval shall not be unreasonably withheld by any party; PROVIDED, HOWEVER, that, nothing herein shall prevent any party from publishing such press releases or other public communications as such party may consider necessary in order to satisfy such party's legal or contractual obligations after such consultation with the other parties hereto as is reasonable under the circumstances.

         15.15 FURTHER ASSURANCES. The parties agree to: (a) furnish upon request to each other such further information, (b) execute and deliver such other documents, and (c) do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement, including providing to Purchaser all of the rights, benefits and services enjoyed by the Company in the operation of the Business from whatever source.





                             SIGNATURE PAGE FOLLOWS

                  IN WITNESS WHEREOF the parties have hereunto caused this Agreement to be duly executed as of the date first above written.


                                  IIT HOLDING, INC.
                                  By:      /s/ Luis Sebastian Alegrett
                                           --------------------------------
                                           Name:    Luis Sebastian Alegrett
                                                    --------------------------
                                           Title:   PRESIDENT
                                                    --------------------------



                                  By:      /s/ Luis Sebastian Alegrett
                                           --------------------------------
                                           Luis Sebastian Alegrett



                                  By:      /s/ Michael Mai
                                           --------------------------------
                                           Michael Mai



                                  By:      /s/ Vicente Perez de Tudela
                                           ----------------------------------
                                           Vicente Perez de Tudela



                                  By:      /s/ Carlos E. Bravo
                                           ----------------------------------
                                           Carlos E. Bravo


                                  USinternetworking, Inc.


                                  By:      /s/ Stephen E. McManus
                                           ----------------------------------
                                           Name:  Stephen E. McManus
                                                -----------------------------
                                           Title: President
                                                 ------------------------------

                                 STOCK PURCHASE

                                    AGREEMENT

                                IIT HOLDING, INC.

                             SCHEDULES AND EXHIBITS

                                    EXHIBITS

            Exhibit A-1   Employees

            Exhibit A-2   Independent Contractors

            Exhibit B     Pro Rata Share

            Exhibit C     Form of Warrant Agreement

            Exhibit D     Allocation of Cash Consideration, Warrants and
                          Disbursement Instructions

            Exhibit E     Form of Noncompetition Agreement

            Exhibit F     Form of Employment Agreement

            Exhibit G     Warrantholder's Agreement

                                   EXHIBIT A

                                   Exhibit A-1

                                  Employee List

                               (Page 1 of 2 Pages)


             USA Employees

             ----------------------------------------------------------------
             Last Name           First Name      Title
             ----------------------------------------------------------------
             Alegrett            Sebastian       President
             ----------------------------------------------------------------
             Mai                 Michael         Senior Vice President
             ----------------------------------------------------------------
             Perez de Tudela     Vicente         Vice President
             ----------------------------------------------------------------
             Mancino             Vince           Managing Consultant
             ----------------------------------------------------------------
             Dunlap              Cass            Senior Consultant
             ----------------------------------------------------------------
             Kenny               Cyndi           Business Development Manager
             ----------------------------------------------------------------
             Green               John            Senior Consultant
             ----------------------------------------------------------------
             Slye                Collin          Consultant
             ----------------------------------------------------------------
             Healy               Rose            Human Resources Director
             ----------------------------------------------------------------
             Rodriguez           Richard         Finance Director
             ----------------------------------------------------------------
             Webb                Troy            Consultant
             ----------------------------------------------------------------
             West                Kim             Senior Consultant
             ----------------------------------------------------------------
             Bravo               Carlos          Vice President
             ----------------------------------------------------------------
             McKnight            Mark            Senior Consultant
             ----------------------------------------------------------------
             Hayes               Keith           Senior Consultant
             ----------------------------------------------------------------
             Suh                 Jeff            Senior Consultant
             ----------------------------------------------------------------
             Nguyen              Giang           Consultant
             ----------------------------------------------------------------
             Moore               Melissa         Corporate Recruiter
             ----------------------------------------------------------------
             Theobald            Graig           Senior Consultant
             ----------------------------------------------------------------
             Almquist            Andrew          Senior Consultant
             ----------------------------------------------------------------
             Beatteay            Barbara         Consultant
             ----------------------------------------------------------------
             Burleigh            Charles         Associate Consultant
             ----------------------------------------------------------------
             Leighton            Thomas          Senior Consultant
             ----------------------------------------------------------------
             Shaw                Chuck           Senior Consultant
             ----------------------------------------------------------------
             Mullaney            Jack            Senior Consultant
             ----------------------------------------------------------------
             Elfman              Howard          Sales Manager
             ----------------------------------------------------------------
             Harrison            Donald          Senior Accountant
             ----------------------------------------------------------------
             Laserna             Eric            Consultant
             ----------------------------------------------------------------


                                   Exhibit A-1

                                  Employee List

                               (Page 2 of 2 Pages)

             ----------------------------------------------------------------
                Last Name        First Name      Title
             ----------------------------------------------------------------
                Tran             Nadia           Administrative Assistant
             ----------------------------------------------------------------
                Thomas           Brett           Managing Consultant
             ----------------------------------------------------------------
                Tcholakov        Ivan            Associate Consultant
             ----------------------------------------------------------------
                Gutierrez        Carlos          Senior Consultant
             ----------------------------------------------------------------
                Williams         Damone          Consultant
             ----------------------------------------------------------------
                Volonte          Fernando        Associate Consultant
             ----------------------------------------------------------------
                Aseel            Zaid            Consultant
             ----------------------------------------------------------------
                Bezanilla        Doris           Senior Consultant
             ----------------------------------------------------------------
                Narasimhan       Ravi            Consultant
             ----------------------------------------------------------------
                Harper           Lawrence        Consultant
             ----------------------------------------------------------------



             Venezuela Employees

             ----------------------------------------------------------------
                Last Name        First Name
             ----------------------------------------------------------------
                Amaya            Ramon           Lider de Proyecto
             ----------------------------------------------------------------
                Carreno          Carlos          Mensajero
             ----------------------------------------------------------------
                Garcia           Alexander       Consultor Senior
             ----------------------------------------------------------------
                Gonzalez         Maria loyda     Consultor Funcional
             ----------------------------------------------------------------
                Gonzalez         Rosa            Asistente Administrativo
             ----------------------------------------------------------------
                Osorlo           Gabriel         Lider de Proyecto
             ----------------------------------------------------------------
                Perez            Sandra          Recepcionista
             ----------------------------------------------------------------
                Plazola          Oswaldo         Consultor Senior
             ----------------------------------------------------------------
                Silva            Henry           Jefe De Proyecto
             ----------------------------------------------------------------



             Venezuela Independent Contractors

             ----------------------------------------------------------------
                Last Name        First Name      Title
             ----------------------------------------------------------------
                Ayala            Jonas           Gerente General
             ----------------------------------------------------------------
                Mora             Gladys          Consultor
             ----------------------------------------------------------------
                Mora             Milagros        Practice Manager
             ----------------------------------------------------------------
                Sequera          Daniel          Consultor
             ----------------------------------------------------------------
                Carpintiery      Maria           Consultor
             ----------------------------------------------------------------
                Alegrett         Eduardo         Director Relaciones Corp.
             ----------------------------------------------------------------


                                   EXHIBIT A-2

                    INDEPENDENT CONTRACTOR LIST FOR IIT, INC.

         IIT, INC. - INDEPENDENT CONTRACTORS

              Phillip Nguyen

              Chung Pi

              Steve Kish

              Ken Kish

              Kathy McMahon

              Kent Vuong

              John Rocha

              David Goldstein

              Robert Stojkovic

              Ross Henderson

                                    EXHIBIT B

                                    EXHIBIT B
            SELLER'S PERCENTAGE INTEREST IN THE EQUITY OF THE COMPANY
                                (PRO RATA SHARE)

         IIT Holding, Inc. Total Shares Authorized: 100

         Total Shares Issued and Outstanding: 95

         Distribution:


         SHAREHOLDER                      SHARES        PERCENT
                                       OWNERSHIP      OWNERSHIP
        -------------------------------------------------------
        Sebastian Alegrett                   50     52.631579%
        Michael Mai                          30     31.578947%
        Vicente Perez de Tudela              10     10.526316%
        Carlos E. Bravo                       5      5.263158%
       -------------------------------------------------------
                                         Total        100.00%
      -------------------------------------------------------


                                    EXHIBIT C

                                WARRANT AGREEMENT

                                     BETWEEN

                             USinternetworking, Inc.

                                       and

                                   ----------

                         ------------------------------

                         Dated as of September __, 1998

                         ------------------------------

         This WARRANT AGREEMENT is dated as of September ___, 1998, between USINTERNETWORKING, INC., a Delaware corporation (the "Company"), and L. Sebastian Alegrett, Michael Mai, Vicente Perez de Tudela and Carlos E. Bravo, together with their successors and assigns (the "Holders").

         WHEREAS, the Company proposes to issue to the Holders (in the amounts set forth on Exhibit A) Common Stock Purchase Warrants, as hereinafter described (the "Warrants"), to purchase up to 400,000 shares of Common Stock, par value $.0l per share (the "Common Stock"), of the Company (the Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares"), at $2.00 per share, (as adjusted from time to time pursuant to this Agreement, the "Exercise Price") as part of the consideration for the sale by the Holders of their shares of common stock, par value $5.00 per share of IIT Holding, Inc. ("IIT") pursuant to the Stock Purchase Agreement dated as of August 28, 1998 between the Company, IIT and the Holders (the "Stock Purchase Agreement").

         NOW, THEREFORE, in consideration of the promises and the mutual agreements herein set forth, the parties hereto agree as follows:

         SECTION 1. WARRANT CERTIFICATE. The certificates evidencing the Warrants (the "Warrant Certificates") to be delivered pursuant to this Agreement shall be in registered form only and shall be substantially in the form set forth in Exhibit B attached hereto.

         SECTION 2. EXECUTION OF WARRANT CERTIFICATE. The Warrant Certificates shall be signed on behalf of the Company by its Chief Executive Officer or its President or a Vice President and by its Secretary or an Assistant Secretary under its corporate seal. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificate.

         In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been disposed of by the Company, such Warrant Certificates nevertheless may be delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such officer.

         SECTION 3. REGISTRATION. The Company shall number and register each Warrant Certificate and any Warrant Certificate subsequently issued in respect of the

Warrants in a register as they are issued. The Company may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and shall not be affected by any notice to the contrary.

         SECTION 4. RESTRICTIONS ON TRANSFERS.

         The holders of the Warrants agree not to directly or indirectly sell, transfer, assign, hypothecate, pledge or otherwise in any way alienate or encumber any Warrants, or any right or interest therein, (a "Transfer") except for (i) Transfers to the Company, (ii) a Transfer by a Holder of Warrants by will or intestate succession to such Holder's executor's, administrators, testamentary trustees, legatees or beneficiaries, or (iii) a Transfer of Warrants by a Holder to any Related Party (as defined below) of such Holder. As used in this Section 4, the term "Related Party" with respect to any Holder means: (A) any person or entity that directly or indirectly, through one or more intermediaries, has control of or is controlled by, or is under common control with, the person or entity specified; (B) a trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, or owners, or persons holding a controlling interest of which consist of such Holder and/or such other persons or entities referred to in the immediately preceding clause (A), or (C) with respect to any Holder which is an individual, such Holder's spouse, siblings, children or parents.

         SECTION 5. WARRANTS; EXERCISE OF WARRANTS. Subject to the terms of this Agreement, each Warrant Holder shall have the right, which may be exercised commencing at the opening of business on September __, 1998 (the "Initial Exercise Date") and shall only be exercisable from the Initial Exercise Date through 5:00 p.m., New York City time, on September __, 2008 (the "Exercise Period") to receive from the Company the number of fully paid and nonassessable Warrant Shares (as defined below) which the Warrant Holder may at the time be entitled to receive on exercise of such Warrants then actually held and upon payment of the Exercise Price then in effect for such Warrant Shares. In the alternative, each Holder may exercise its right, during the Exercise Period, to receive Warrant Shares on a net basis, such that, without the exchange of any funds, the Holder receives that number of Warrant Shares otherwise issuable upon exercise of its Warrants less that number of Warrant Shares having an aggregate fair market value (as defined below) at the time of exercise equal to the aggregate Exercise Price that would otherwise have been paid by the Holder of the Warrant Shares. For purposes of the foregoing sentence, "fair market value" of the Warrant Shares will be determined in good faith by the Board of Directors of the Company as of the date of any such exercise. Each Warrant not exercised during the Exercise Period, shall become void and all rights thereunder and all rights in respect thereof under this agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants.

         A Warrant may be exercised upon surrender to the Company at its office designated for such purpose (the address of which is set forth in Section 14 hereof) of the certificate or certificates evidencing the Warrants to be exercised with the form of election to purchase on the reverse thereof duly filled in and signed, and upon payment to the Company of the Exercise Price for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made (i) by wire transfer or by certified or official bank check to the order of the Company, or
(ii) in the manner provided in the first paragraph of this Section 5.

         Subject to the provisions of Section 6 hereof, upon such surrender of Warrants and payment of the Exercise Price the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the holder and in such name or names as the Warrant Holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants; provided, however, that if any consolidation, merger or lease or sale of assets is proposed to be effected by the Company, or a tender offer or an exchange offer for shares of Common Stock of the Company shall be made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall, as soon as possible, but in any event not later than two business days thereafter, issue and cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

         The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued and delivered pursuant to the provisions of this Section and of Section 2 hereof.

         All Warrant Certificates surrendered upon exercise of Warrants shall be canceled and disposed of by the Company. The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the holders during normal business hours at its office.

         SECTION 6. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         SECTION 7. MUTILATED OR MISSING WARRANT CERTIFICATES. In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also reasonably satisfactory to it. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

         SECTION 8. RESERVATION OF WARRANT SHARES. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

         The Company or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each holder pursuant to Section 12 hereof.

         The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issue and payment therefor, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

         SECTION 9. OBTAINING STOCK EXCHANGE LISTINGS. The Company will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are then listed.

         SECTION 10. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES ISSUABLE.

              (a)  ADJUSTMENTS TO WARRANTS.

         In the event that the outstanding shares of the Common Stock subject to the Warrants are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, subdivision, distribution or combination of shares, the Company shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Warrants, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Warrant Holder's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Warrant shall be made without change in the total price applicable to the unexercised portion of the Warrant (except for any change in the aggregate price resulting from rounding-off of share quantities or prices). Any such adjustment made by the Company or its Board of Directors (the "Board") shall be final and binding upon the Warrant Holder, the Company and all other interested persons. Nothing in this Agreement shall entitle the Warrant Holder to pre-emptive or similar rights with respect to any issuance of Common Stock or other securities for such consideration as the Board may determine.

              (b)  REORGANIZATION OF THE COMPANY.

         If the Company consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any person, upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the Warrant Holder had exercised the Warrant immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section. The successor Company shall mail to Warrant Holders a copy of the supplemental Warrant Agreement.

         If this subsection (b) applies, subsection (a) of this Section 10 does not apply.

              (c)  FRACTIONAL INTERESTS.

         The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Warrant Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented.

         SECTION 11. NOTICES TO WARRANT HOLDERS. Upon any adjustment of the Exercise Price pursuant to Section 10, the Company shall promptly thereafter cause to be given to each of the registered holders of the Warrant Certificates at such holder's address appearing on the Warrant register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 12.

         In case:

              (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

              (b) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock or distributions referred to in subsection (a) of Section 10 hereof); or

              (c) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

              (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be given to each of the registered holders of the Warrant Certificates at such holder's address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this
Section 11 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

         Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of Directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

         SECTION 12. NOTICES TO COMPANY AND WARRANT HOLDERS. Any notice or demand authorized by this Agreement to be given or made by the registered holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed to the office of the Company expressly designated by the Company at its office for purposes of this Agreement (until the Warrant holders are otherwise notified in accordance with this Section by the Company), as follows:

         USinternetworking, Inc.
         175 Admiral Cochrane Drive

         Annapolis, MD 21401
         Attention: Chief Executive Officer

         Any notice pursuant to this Agreement to be given by the Company to the registered holder(s) of any Warrant Certificate shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until the Company is otherwise notified in accordance with this Section by such holder) to such holder at the address appearing on the Warrant register of the Company.

         SECTION 13. SUPPLEMENTS AND AMENDMENTS. The Company may from time to time supplement or amend this Agreement without the approval of any holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not in any way adversely affect the interests of the holders of Warrant Certificates.

         SECTION 14. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder.

         SECTION 15. TERMINATION. This Agreement shall terminate at the end of the Exercise Period.

         SECTION 16. GOVERNING LAW. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State.

         SECTION 17. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the registered holders of the Warrant Certificates, any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company and the registered holders of the Warrant Certificates.

         SECTION 18. ATTORNEY'S FEES. In the event of any arbitration or litigation arising under this Agreement, the prevailing party shall be entitled to recover his or its reasonable attorney's fees from the other party.

         SECTION 19. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.


                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


                                  USINTERNETWORKING, INC.,
                                  a Delaware corporation


                                  By:
                                     ---------------------------------------
                                     Name:
                                         -------------------------------------
                                     Title:
                                           ------------------------------------


                                  HOLDERS:


                                   ------------------------------------------


                                   ------------------------------------------

                                   ------------------------------------------
                                                  Address


                                   ------------------------------------------


                                   ------------------------------------------

                                   ------------------------------------------
                                                  Address

                                    ------------------------------------------


                                    ------------------------------------------

                                    ------------------------------------------
                                                   Address


                                    ------------------------------------------

                                    ------------------------------------------

                                    ------------------------------------------
                                                   Address


                                    ------------------------------------------


                                    ------------------------------------------

                                    ------------------------------------------
                                                   Address


                                    ------------------------------------------


                                    ------------------------------------------

                                    ------------------------------------------
                                                   Address


                                    ------------------------------------------


                                    ------------------------------------------

                                    ------------------------------------------
                                                   Address

                                    EXHIBIT A


                          [Form of Warrant Certificate]


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THEY MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (1) IN COMPLIANCE WITH THE WARRANT AGREEMENT DATED SEPTEMBER 1998 AND
(2)(A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER.

                  EXERCISABLE ON OR BEFORE SEPTEMBER ___, 2008
No.                                                           _________ Warrants

Warrant Certificate

                             USINTERNETWORKING, INC.

         This Warrant Certificate certifies that ____________, or registered assigns, is the registered holder of Warrants expiring ________________ (the "Warrants") to purchase Common Stock, par value $.01 per share (the "Common Stock"), of USinternetworking, Inc., a Delaware corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company during the period beginning on the opening of business on September __, 1998 and ending at 5:00 p.m., New York City time on September___, 2008 (the "Exercise Period"), one fully paid and nonassessable share of Common Stock (a "Warrant Share") at the initial exercise price (the "Exercise Price") of $2.00 payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company designated for such purpose, but only subject to the conditions set forth herein and in the Warrant Agreement referred to herein. The Exercise Price and number of Warrant Shares issuable upon exercise of the warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

         A Warrant may be exercised only during the Exercise Period, and to the extent not exercised by the end of the Exercise Period such Warrants shall become void.

         This Warrant Certificate shall not be valid unless countersigned by the Company, as such term is used in the Warrant Agreement.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring at the end of the Exercise Period, entitling the holder on exercise to receive shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), and are issued pursuant to a Warrant Agreement dated as of September __, 1998 (the "Warrant Agreement"), duly executed and delivered by the Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

         Warrants may be exercised at any time during the Exercise Period. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the attached form of election to purchase properly completed and executed, together with payment of the Exercise Price in cash at the office of the Company designated for such purpose. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

         The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

         Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

         The Company may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

         IN WITNESS WHEREOF, USinternetworking. Inc. has caused this Warrant Certificate to be signed by its Chief Executive Officer and by its Secretary and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Dated:

                                  USINTERNETWORKING, INC.


                                  By:
                                     ------------------------------
                                        Chief Executive Officer


                                  By:
                                     ------------------------------
                                             Secretary

[Form of Election to Purchase]

(To Be Executed Upon Exercise Of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive ____________ shares of Common Stock and herewith tenders payment for such shares to the order of USinternetworking, Inc., in the amount of $____________ in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of_________________ whose address is _________________ and that such shares be delivered to _____________ whose address is_____________. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of _____________ whose address is _______________, and that such Warrant Certificate be delivered to_______________ whose address is _________________

Date:                             Signature:


                                  Signature Guaranteed:

                                    EXHIBIT D

                                    Exhibit D
                           Consideration Distribution
                                  (Page 1 of 2)

STOCK SALE TOTAL CASH CONSIDERATION: $12,887,000

At Closing, the Cash Consideration, less the Deposit shall be distributed as follows:


SHAREHOLDER                                                                 CASH
--------------------------------------------------------------------------------
Sebastian Alegrett                                                    $6,315,500
Michael Mai                                                           $3,915,500
Vicente Perez de Tudela                                               $1,515,500
Carlos E. Bravo                                                         $915,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Total                                              $12,662,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



WARRANTS DISTRIBUTED AT CLOSING

SHAREHOLDER                                                             WARRANTS
--------------------------------------------------------------------------------
Sebastian Alegrett                                                       205,000
Michael Mai                                                              125,000
Vicente Perez de Tudela                                                   45,000
Carlos E. Bravo                                                           25,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Total                                                 400,0000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


ADDITIONAL STOCK SALE CONTINGENT PAYMENTS AFTER CLOSING

After Closing, a total of $3.8 million, or proportionally smaller amounts subject to the terms of the Purchase Agreement, to be distributed as follows:


Shareholder                                                           Percentage
--------------------------------------------------------------------------------
Sebastian Alegrett                                                    52.631579
Michael Mai                                                           31.578947
Vicente Perez de Tudela                                               10.526316
Carlos E. Bravo                                                        5.263158
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                   Total                                                    100%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                   EXHIBIT D

                          DISBURSEMENT INSTRUCTIONS
                                (Page 2 of 2)


WIRE TRANSFER INSTRUCTIONS: Funds to be transferred at Closing Date to the following accounts:


SHAREHOLDER              ABA ROUTING                  ACCOUNT #
                         BANK
--------------------------------------------------------------------------------
Sebastian Alegrett       266086554                    0080085920
                         Citibank
Michael Mai              122000661                    0370811923
                         Bank of
                         America
Vicente Perez de Tudela  122000661                    1020101116
                         Bank of
                         America
Carlos E. Bravo          071919463                    07107730
                         Harris Bank



SHAREHOLDER HOME ADDRESSES AND CONTACT INFORMATION:

SHAREHOLDER              ADDRESS                      PHONE NUMBER
--------------------------------------------------------------------------------
Sebastian Alegrett       906 Escobar Avenue           Home (305) 461-0592
                         Coral Gables, FL 33134       Office (305) 460-6855 X31
Michael Mai              19261 Dearborne Circle       Home (714) 969-6523
                         Huntington Beach, CA 92648   Office (888) 422-2199
                                                      X101
Vicente Perez de Tudela  19502 Ranch Lane, #102       Home (714) 969-9007
                         Huntington Beach, CA 92648   Office (888)422-2199
                                                      X102
Carlos E. Bravo          1421 Kirkwall Court          Home (847) 304-1620
                         Inverness, IL 60010          Office (847) 842-9948


                                    EXHIBIT E

                                     FORM OF
                            NONCOMPETITION AGREEMENT

         THIS NONCOMPETITION AGREEMENT ("Agreement") is made as of this __________ day of September, 1998, by and among ________ ("Seller") and USinternetworking, Inc., a Delaware corporation ("Purchaser").

                                    RECITALS

         A. Seller, IIT Holding, Inc. (the "Company") and Purchaser have entered into a Stock Purchase Agreement dated August 28, 1998 (the "Stock Purchase Agreement"), pursuant to the Company will become a wholly-owned subsidiary of Purchaser, and Seller will receive the consideration set forth in the Stock Purchase Agreement.

         B. Seller is a selling stockholder under the Stock Purchase Agreement.

         C. It is a condition to the consummation of the transactions contemplated by Stock Purchase Agreement for the parties hereto to enter into a non-competition agreement, upon the terms and subject to the conditions set forth herein.

         D. The parties hereto desire to enter into this non-competition agreement upon the terms and subject to the conditions set forth herein.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual as set forth herein, the parties hereto agree as follows:

         1.   NON-COMPETITION/NON-INTERFERENCE.

              a. For a period of two (2) years from the date of this Agreement (the "NONCOMPETITION PERIOD"), Seller agrees that he will not, and he will cause each of his Affiliates (as defined below) not to, directly or indirectly, (i) own, manage, operate, control, join, assist, lend money to, guarantee the obligation of, or participate in the ownership, management, operation or control of, or be connected as consultant, stockholder, director, officer, employee, or with, or participate in any manner with the start-up or set-up of, any Competitive Business (as defined below), or (ii) solicit or induce any individual during any period in which he or she is an employee of Purchaser or any of its Affiliates to terminate such employment or employed by any person or entity other than Purchaser or its Affiliates.

              b. For purposes of this Agreement, the term "COMPETITIVE BUSINESS" means the provision of consulting and implementation services to users of PeopleSoft software in the Restricted Region (as defined below).

              c. For purposes of this Agreement, the term "RESTRICTED REGION" any location on the United States of America or the Republic of Venezuela, it being acknowledge that the nature of Purchaser's business renders meaningless the use of geographic scope restrictions.

              d. For purposes of this Agreement, an "AFFILIATE" of any person or entity means any other person or entity that controls, is controlled by or is under common control with such person or entity.

              e. Notwithstanding anything herein to the contrary, the restrictions of this Agreement shall not apply to the activities of any publicly-held company less than five percent (5%) of the equity of which is owned, directly or indirectly, by Seller or his Affiliates.

              f.   Seller acknowledges and agrees that the provisions of this
Section 1 have been specifically negotiated and carefully tailored with a view to preventing the serious irreparable injury that Purchaser will suffer in the event of competition by Seller with Purchaser in the Restricted Region during the Noncompetition Period. Purchaser is providing the benefits set forth in the Stock Purchase Agreement in part in reliance on Seller's representation that the restrictions on him set forth in this Section 1 will not impose an undue hardship on him. Seller further acknowledges that breach of this Section 1 will cause irreparable injury and damage to Purchaser, the exact amount of which will be difficult to ascertain, and that the remedies at law for any such breach would be inadequate. Accordingly, if Seller breaches this Section 1, then Purchaser shall be entitled, in addition to all remedies available at law, to equitable relief, including injunctive relief, and an equitable accounting of all losses and damages. Any such requirement of bond or undertaking is hereby waived by Seller. If Seller violates this Section 1 and Purchaser brings legal action for injunctive or other relief, Purchaser shall not, as a result of the time involved in obtaining such relief, be deprived of the benefit of the full period of noncompetition set forth in this Section 1. Accordingly, the covenant set forth in this Section 1 shall be deemed to have the duration set forth herein, computed from the date such relief is granted but reduced by the time expired between the date the Noncompetition Period began to run and the date of the first violation of Section 1 by Seller.

              g. In the event that, despite the express agreement of Purchaser and Seller, and any provision of this Section 1 shall be finally determined by any court or other tribunal of competent jurisdiction to be unenforceable for any reason whatsoever, the parties agree that this Section 1 shall not be rendered void, but shall be interpreted to extend only over the maximum period of time for which it may be enforceable, and/or over the maximum geographical areas as to which it may be enforceable, and/or to the maximum extent in any and all other respects as to which it may be enforceable, all as determined by such court or tribunal.

         2. NON-ASSIGNMENT. The duties of each party hereunder shall not be assignable; PROVIDED, HOWEVER, that Purchaser may assign its rights under this Agreement to, and this Agreement shall thereafter be binding upon and inure to the benefit of, (i) any Affiliate of

Purchaser and (ii) any person or entity that acquires all or substantially all of the assets or stock of Purchaser (by asset purchase, stock purchase, merger, liquidation, dissolution or otherwise), each such case, such assignee shall thereupon be deemed substituted for Purchaser upon the terms and subject to the conditions hereof.

         3. TERMINATION. Seller shall have the right to terminate this Agreement upon two business days notice to Purchaser, if Purchaser defaults in the performance of its obligations to make the Contingent Payments under SECTION
2.3 of the Stock Purchase Agreement.

         4. NOTICES. Any notice, request or other instruction or other document to be given hereunder by any party hereto to any other party hereto must be in writing and delivered personally (including by overnight courier or express mail service), sent by registered or certified mail, postage or fees prepaid or by facsimile (with an original by overnight courier delivered the next business day):

              If to Purchaser, to:

                   USinternetworking, Inc
                   One USi Plaza.
                   175 Admiral Cochrane Drive
                   Annapolis, MD 21401
                   Facsimile: (410) 573-1906
                   Attention: Chief Executive Officer

              with a copy to:

                   James F. Rogers
                   Latham & Watkins
                   1001 Pennsylvania Avenue, N.W.
                   Suite 1300
                   Washington, D.C. 20004
                   Facsimile: (202) 637-2201

              If to the Seller:

                   ----------------------------------------
                   ----------------------------------------
                   ----------------------------------------
                   Facsimile:
                            -------------------------------
              with a copy to:

                   Stephen A. Colley
                   Duckor, Spradling & Metzger
                   401 West A Street
                   Suite 2400
                   San Diego, CA 92101-7915
                   Facsimile: (619) 231-6629

or to such other address as may be specified from time to time in a notice given by such party. Any notice which is delivered personally in the manner provided herein will be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party or the office of such party. Any notice which is addressed and mailed in the manner herein provided will be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the fifth business day after the day it is placed in the mail or, if earlier, the time of actual receipt.

         5. APPLICABLE LAW. This Agreement shall be interpreted and enforced under the laws of the State of New York, without regard to the choice of law rules utilized in that jurisdiction.

         6. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements, understandings and commitments between the parties with respect to the subject matter hereof. No amendments to this Agreement may be made except by a writing signed by all parties hereto.

         7. NO WAIVER. No failure or delay of Purchaser to exercise any of its rights or remedies hereunder for breach of any provision hereof shall constitute a waiver of such rights or remedies or any waiver in connection with any subsequent breach thereof. No waiver of any provision of this Agreement shall be effective unless in writing and signed by the party against which such waiver is sought to be enforced.

         8. ACKNOWLEDGMENTS. The Seller hereby acknowledges that he has had the opportunity to consult independent counsel of his choosing in connection with the execution of Agreement. The Seller further acknowledges that his execution and delivery of this Agreement has not been obtained by any duress, and that he freely and voluntarily has entered into it, and that he has carefully read all of the provisions of this Agreement in their entirety and fully understands the meaning, intent and consequences of this Agreement.

         9. COUNTERPARTS. This Agreement may be signed in multiple counterparts, all of which together shall constitute one agreement binding on the parties hereto, notwithstanding that all of the parties have not signed the same counterpart.

         10. ARBITRATION. Any dispute or controversy arising under or in connection us Agreement shall be settled exclusively by arbitration, conducted before a single arbitrator in the metropolitan area in which the Seller is then based in accordance with the rules American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that the Company shall be entitled to seek a restraining order or injunction in any court of competent jurisdiction to prevent any continuation of any violation of the provisions of this Agreement.

         11. ATTORNEY'S FEES. If any action in law or in equity is necessary to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs, and necessary disbursements, in addition to any other relief to which it may be entitled.

         12. CONSTRUCTION. The Section headings of this Agreement are for convenience only and in no way modify, interpret or construe the meaning of specific provisions of this Agreement. As used herein, the neuter gender shall also denote the masculine and feminine, and the masculine gender shall also denote the neuter and feminine, where the context so permits.

            IN WITNESS WHEREOF, the parties have executed this NonCompetition Agreement as of the date first written above.

                                  SELLER:


                                  By:
                                     --------------------------------

                                  PURCHASER:

                                  USINTERNETWORKING, INC.

                                  By:
                                     --------------------------------
                                     Name:
                                     Title:

                                    EXHIBIT F

                                     FORM OF
                              EMPLOYMENT AGREEMENT

         This Employment Agreement dated as of September ___, 1998, is made by and between USinternetworking, Inc., a Delaware corporation (together with any successor thereto, the "COMPANY") and __________ (the "EXECUTIVE").

                                    RECITALS

         A. It is the desire of the Company to assure itself of the services of the Executive by engaging the Executive to perform such services under the terms hereof.

         B. The Executive desires to commit himself to serve the Company on the terms herein provided.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements set forth below the parties hereto agree as follows:

         1.   CERTAIN DEFINITIONS.

              (a) "ANNUAL BASE SALARY" shall have the meaning set forth in
Section 4.

              (b) "BOARD" shall mean the Board of Directors of the Company.

              (c) The Company shall have "CAUSE" to terminate the Executive's employment hereunder upon the Executive's:

                   (i) failure substantially to perform his duties hereunder, other than any such failure resulting from the Executive's Disability, after notice and reasonable opportunity for cure, all as reasonably determined by the Board,

                   (ii) conviction of a felony; or

                   (iii) fraud or personal dishonesty for material personal gain involving the Company's assets.

              (d) "CHANGE OF CONTROL" shall mean, with respect to any Person, the consummation of the first to occur of (i) the sale, lease or other transfer of all or substantially all of the assets of such Person to any person or group (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended); (ii) the consummation of a plan relating to liquidation or dissolution of such Person; (iii) the merger or consolidation of such Person with or into another entity or the merger of another entity into such Person or any subsidiary thereof with the effect that immediately after such transaction the stockholders of such Person immediately prior to such transaction (or their Affiliates) hold less than 50% of the total voting power of all securities generally entitled to vote in the election of directors, managers or trustee's of the entity surviving such merger or consolidation; or (iv) the acquisition by any person or group (other than a stockholder of such Person as of the date of this Agreement) of more than 50% of the voting power of all securities of such Person generally entitled to vote in the election of directors of such Person.

              (e) "COMPANY" shall have the meaning set forth in the preamble hereto.

              (f) "COMPENSATION COMMITTEE" means the compensation committee of the Board of Directors of the Company.

              (g) "CONTRACT YEAR" shall mean each twelve month period beginning on the effective date hereof or an annual anniversary thereof.

              (h) "DATE OF TERMINATION" shall mean (i) if the Executive's employment is terminated by his death, the date of his death, (ii) if the Executive's employment terminated pursuant to SECTION 5(a)(ii) - (vi) the date specified in the Notice of Termination.

              (i) "DISABILITY" shall mean the absence of the Executive from the Executive's duties to the Company on a full-time basis for a total of six months during any twelve month period as a result of incapacity due to mental or physical illness which is determined to be reasonably likely to extend beyond the completion of the Term by a physician selected by the Company and acceptable to the Executive or the Executive's legal representative (such agreement as to acceptability not to be withheld unreasonably).

              (j) "EXECUTIVE" shall have the meaning set forth in the preamble hereto.

              (k) The Executive shall have "GOOD REASON" to terminate his employment in the event that the Company (i) fails to make any payment or provide any benefit hereunder, (ii) commits a material breach of this Agreement and does not cure such failure or breach after notice and a reasonable opportunity to cure, (iii) assigns the Executive without his consent to a position, responsibilities or duties of a materially lesser status or degree of responsibility than his position, responsibilities or duties at the date of this Agreement, (iv) requires the Executive to relocate his principal office outside the _____ metropolitan area, or (v) permits a Change of Control of IIT Holding, Inc. or International Information Technology, Inc.

              (l) "NOTICE OF TERMINATION" shall have the meaning set forth in
SECTION 5(b).

              (m) "PAYMENT PERIOD" shall have the meaning set forth in SECTION 7(a)(i).

              (n) "PERSON" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, or unincorporated organization.

              (o) "TERM" shall have the meaning set forth in Section 2.

         2. EMPLOYMENT. The Company shall employ the Executive and the Executive shall enter the employ of the Company, for the period set forth in this SECTION 2, in the position set forth in SECTION 3 and upon the other terms and conditions herein provided. The term of employment under this Agreement (the "TERM") shall be for the period beginning on the effective date this Agreement and ending on September __, 2000, unless earlier terminated as provided in
SECTION 5.

         3.   POSITION AND DUTIES.

              (a) The Executive shall serve as a Vice President of the Company with such customary responsibilities, duties and authority as may from time to time be assigned to the Executive by the Board. The Executive shall devote substantially all his working time and efforts to the business and affairs of the Company.

              (b) If elected or appointed thereto, and only for the duration of such elected term or appointment, the Executive shall serve as a director of the Company and any of its subsidiaries and/or in one or more executive offices of any of such subsidiaries, provided that the Executive is indemnified for serving in any and all such capacities on a basis consistent with that provided by the Company to other directors of the Company or similarly situated executive officers of any such subsidiaries.

         4.   COMPENSATION AND RELATED MATTERS.

              (a) ANNUAL BASE SALARY. During the Term the Executive shall receive a base salary at a rate of $175,000 per annum, subject to increase as determined by the Compensation Committee ("ANNUAL BASE SALARY").

              (b) BONUS. For each Contract Year, the Executive shall be entitled to receive a bonus of 30% of the Annual Base Salary for such Contract Year if Executive achieves the performance goals set forth in a plan for the Executive for such Contract Year. Such plan will be consistent with the overall plans and objectives for the Company and will contain financial, employee retention and business development targets as mutually agreed upon by the Executive and the Company.

              (c) BENEFITS. The Executive shall be entitled to participate in the other employee benefit plans, programs and arrangements of the Company (including 15 days of vacation plus holidays) now in effect which are applicable to the senior officers of the Company, subject to and on a basis consistent with the terms, conditions and overall administration thereof

              (d) OPTIONS. On the date of this Agreement, the Executive shall be granted 100,000 options with an exercise price of $0.44 per share under the Company's Stock Option Plan (the "Options").

              (e) EXPENSES. The Company shall reimburse the Executive for all reasonable travel and other business expenses incurred by him in the performance of his duties to the Company, in accordance with the Company's documentation and other policies with respect thereto.

              (f) RELOCATION. [For Carlos Bravo Only] The Company shall pay the Executive's actual and reasonable relocation expenses to any location within the United States, up to a maximum of $75,000; as outlined in the relocation policy attached as Exhibit A.

         5. TERMINATION. The Executive's employment hereunder may be terminated by the Company or the Executive, as applicable, without any breach of this Agreement only under the following circumstances:

              (a)  CIRCUMSTANCES.

                   (i) DEATH. The Executive's employment hereunder shall terminate upon his death.

                   (ii) DISABILITY. If the Company reasonably determines in good faith that the Executive has incurred a Disability, the Company may give the Executive written notice of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Executive, provided that within the 30 days after such receipt, the Executive shall not have returned to full-time performance of his duties. The Executive shall continue to receive his Annual Base Salary until the Date of Termination.

                   (iii) TERMINATION FOR CAUSE. The Company may terminate the Executive's employment hereunder for Cause.

                   (iv) TERMINATION WITHOUT CAUSE. The Company may terminate the Executive's employment hereunder without Cause.

                   (v) RESIGNATION WITH GOOD REASON. The Executive may terminate his employment for Good Reason.

                   (vi) TERMINATION WITHOUT GOOD REASON. The Executive may resign his employment without Good Reason upon 60 days written notice to the Company.

              (b) NOTICE OF TERMINATION. Any termination of the Executive's employment by the Company or by the Executive under this SECTION 5 (other than termination pursuant to paragraph (a)(i)) shall be communicated by a written notice to the other party hereto indicating the specific termination provision in this Agreement relied upon, setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated, and specifying a Date of Termination which, except in the case of termination for Cause, shall be at least fourteen days (or 60 days in the case of Termination without Good Reason by the Executive) following the date of such notice (a "Notice of Termination").

         6.   SEVERANCE PAYMENTS.

              (a) TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON: If the Executive's employment shall terminate without Cause (pursuant to SECTION 5(a)(iv) or for Good Reason (pursuant to SECTION 5(a)(v)) the Company shall:

                   (i) pay to the Executive, in a lump sum, within five days following the date of the termination, an amount equal to the Base Salary provided herein that the Executive would have been entitled to receive had he continued his employment hereunder for the remainder of the Term; and

                   (ii) pay to the Executive within five days following the date of termination a prorated amount of bonus based on the Company's year-to-date performance in relation to the performance targets set by the Board;

                   (iii) continue for the remainder of the Term the Executive's coverage under all Company benefit plans and programs in which the Executive was entitled to participate immediately prior to the Date of Termination, to the extent permitted thereunder. In the event that the Executive's participation in any such plan or program is not permitted, the Company shall arrange to provide the Executive with benefits substantially similar to those which the Executive would otherwise have been entitled to receive under such plans and programs; and

                   (iv) the Executive's Options, if any, shall become 100% vested as of the Date of Termination and shall remain exercisable until the date such Option would otherwise expire without regard to this Agreement.

              (b) SURVIVAL. The expiration or termination of the Term shall not impair the rights or obligations of any party hereto which shall have accrued hereunder prior to such expiration.

         7.   COMPETITION.

              (a) The Executive hereby agrees, in consideration of his employment hereunder and in view of the confidential position to be held by the Executive hereunder, that during the Term and during the 12 month period beginning on the Date of Termination, the Executive will not directly or indirectly, by or for himself, or as the agent of another, or through others as an agent,

                   (i) in any way solicit or induce or attempt to solicit or induce any employee, officer, representative, consultant, or other agent of the Company (whether such person is presently employed by the Company or may hereinafter be so employed), to leave the Company's employ or otherwise interfere with the employment relationship between any such person and the Company; or

                   (ii) take any action to purchase or obtain goods or services, from any of the Company's proprietary suppliers or other supplier with whom the Company has developed an exclusive relationship; or

                   (iii) in any way solicit, or attempt to divert, take away or call on, any customers of the Company.

              (b) The Executive shall not, at any time during the Term, or (if his employment was terminated by the Executive without Good Reason or by the Company for Cause) during the 12 month period following the Date of Termination, without the prior written consent of the Board, directly or indirectly engage in, or have any interest in, or manage or operate any person, firm, corporation, partnership or business (whether as director, officer, employee, agent, representative, partner, security holder, consultant or otherwise) that engages in any business which competes with any business of the Company or any subsidiary wherever located at the date of termination; PROVIDED, HOWEVER, that the Executive shall be permitted to acquire a stock interest in such a corporation provided such stock is publicly traded and the stock so acquired is not more than five percent (5%) of the outstanding shares of such corporation.

              (c) In the event the terms of this SECTION 7 shall be determined by any court of competent jurisdiction to be unenforceable by reason of its extending for too great a period of time or over too great a geographical area or by reason of its being too extensive in any other respect, it will be interpreted to extend only over the maximum period of time for which it may be enforceable, and/or over the maximum geographical area as to which it may be enforceable and/or to the maximum extent in all other respects as to which it may be enforceable, all as determined by such court in such action.

              (d) The provisions of this SECTION 7 shall terminate upon two days notice from Executive if the Company defaults in the performance of its obligations under Section 2.3 of the Stock Purchase Agreement dated August 28, 1998 between the Company, Executive and the other parties thereto.

         8.   NONDISCLOSURE OF PROPRIETARY INFORMATION.

              (a) Except as required in the faithful performance of the Executive's duties hereunder or pursuant to subsection (c), the Executive shall, in perpetuity, maintain in confidence and shall not directly, indirectly or otherwise, use, disseminate, disclose or publish, or use for his benefit or the benefit of any person, firm, corporation or other entity any confidential or proprietary information or trade secrets of or relating to the Company, including, without limitation, information with respect to the Company's operations, processes, products, inventions, business practices, finances, principals, vendors, suppliers, customers, potential customers, marketing methods, costs, prices, contractual relationships, regulatory status, compensation paid to employees or other terms of employment, or deliver to any person, firm, corporation or other entity any document, record, notebook, computer program or similar repository of or containing any such confidential or proprietary information or trade secrets; provided, however, that no information otherwise in the public domain (other than by any act of Executive in violation hereof) shall be considered confidential or proprietary. The parties hereby stipulate and agree that as between them the foregoing matters are important, material and confidential proprietary information and trade secrets and affect the successful conduct of the businesses of the Company (and any successor or assignee of the Company).

              (b) Upon termination of the Executive's employment with Company for any reason and upon the Company's request, the Executive will promptly deliver to the Company all correspondence, drawings, manuals, letters, notes, notebooks, reports, programs, plans, proposals, financial documents, or any other documents concerning the Company's customers, business plans, marketing strategies, products or processes and/or which contain proprietary information or trade secrets.

              (c) The Executive may respond to a lawful and valid subpoena or other legal process but shall give the Company the earliest possible notice thereof, shall, as much in advance of the return date as possible, make available to the Company and its counsel the documents and other information sought and shall assist such counsel in resisting or otherwise responding to such process.

         9. INJUNCTIVE RELIEF. It is recognized and acknowledged by the Executive that a breach of the covenants contained in Sections 7 and 8 will cause irreparable damage to Company and its goodwill, the exact amount of which will be difficult or impossible to ascertain, and that the remedies at law for any such breach will be inadequate. Accordingly, the Executive agrees that in the event of a breach of any of the covenants contained in Sections 7 and 8, in addition to any other remedy which may be available at law or in equity, the Company will be entitled to specific performance and injunctive relief.

         10. BINDING ON SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of the Company, the Executive and their respective successors, assigns, personnel and legal representatives, executors, administrators, heirs, distributees, devisees, and legatees, as applicable.

         11. GOVERNING LAW. This Agreement shall be governed, construed, interpreted and enforced in accordance with the substantive laws of the State of New York.

         12. VALIDITY. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         13. NOTICES. Any notice, request, claim, demand, document and other communication hereunder to any party shall be effective upon receipt (or refusal of receipt) and shall be in writing and delivered personally or sent by telex, telecopy, or certified or registered mail, postage prepaid, as follows:

              (a)  If to the Company:

                   USinternetworking, Inc.
                   One USi Plaza
                   175 Admiral Cochrane Drive
                   Annapolis, MD 21401
                   Attn: Chief Executive Officer
                   Tel. No.: (410) 897-4400
                   Fax No.: (410) 573-1906


              (b) If to the Executive, to him at the address set forth below under his signature;

or at any other address as any party shall have specified by notice in writing to the other parties.

         14. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement.

         15. ENTIRE AGREEMENT. The terms of this Agreement are intended by the parties to be the final expression of their agreement with respect to the employment of the Executive by the Company and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative, or other legal proceeding to vary the terms of this Agreement.

         16. AMENDMENTS; WAIVERS. This Agreement may not be modified, amended, or terminated except by an instrument in writing, signed by the Executive and the Chairman of the Board. By an instrument in writing similarly executed, the Executive or the Company may waive compliance by the other party or parties with any provision of this Agreement that such other party was or is obligated to comply with or perform, provided, however, that such waiver shall not operate as a waiver of, or estoppel with respect to, any other or subsequent failure. No failure to exercise and no delay in exercising any right, remedy, or power hereunder preclude any other or further exercise of any other right, remedy, or power provided herein or by law or in equity.

         17. NO INCONSISTENT ACTIONS. The parties hereto shall not voluntarily undertake or fail to undertake any action or course of action inconsistent with the provisions or essential intent of this Agreement. Furthermore, it is the intent of the parties hereto to act in a fair and reasonable manner with respect to the interpretation and application of the provisions of this Agreement.

         18. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a single arbitrator in the metropolitan area in which the Executive is then based (or was last based during the Term if the Executive's employment has been terminated) in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that the Company shall be entitled to seek a restraining order or injunction in any court of competent jurisdiction to prevent any continuation of any violation of the provisions of SECTIONS 7 or 8 of the Employment Agreement, and provided further that the Executive shall be entitled to seek specific performance of his right to be paid and/or damages until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement. The fees and expense of the arbitrator shall be borne by the Company.

         19. ATTORNEY'S FEES. In the event of any arbitration or litigation arising under this Agreement, the prevailing party shall be entitled to recover his or its reasonable attorney's fees from the other party.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

                                  THE COMPANY:

                                  USINTERNETWORKING, NC.


                                  By:
                                     ----------------------------------------
                                    Name:
                                         ------------------------------------

                                 THE EXECUTIVE:


                                  By:
                                     ----------------------------------------
                                    Address:
                                           ----------------------------------

                                           ----------------------------------

                                    EXHIBIT A

         Relocation package for Carlos Bravo shall include all benefits normally provided for executive relocation including but not limited to:

         1. brokerage expenses; Payment of all sales and closing expenses including any realtor or brokerage expenses;

         2. All moving expenses such as van lines, packing, loading, unloading, etc.

         3. Temporary living expenses during the moving process and until executive locates a suitable permanent residence up to a maximum of 45 days;

         4. All finding and closing expenses and mortgage finance expenses in locating and purchasing a new residence in the general relocation area, including all closing expenses, realtor and brokerage expenses, normal and reasonable mortgage fees and points, and

         5. All miscellaneous "move in" expenses such as costs of utility hook-up, etc.

                                    EXHIBIT G

                             USINTERNETWORKING, INC.

                            WARRANTHOLDERS' AGREEMENT

                                   DATED AS OF

                                 ________, 1998

                            WARRANTHOLDERS' AGREEMENT

         This WARRANTHOLDERS' AGREEMENT ("Agreement") is entered into as of _______,1998 by and among USinternetworking, Inc., a Delaware corporation (the "Company"), and those holders of Warrants ("Holders") listed on Schedule 1 hereto.

                                    RECITALS:

         A. The Company has agreed to issue warrants to purchase Common Stock in connection with the acquisition of_________ pursuant to that certain Stock Purchase Agreement dated as of August __, 1998 (the "Stock Purchase Agreement") by and among ___ and the Company.

         B. It is a condition precedent to the Closing under the Stock Purchase Agreement that the parties hereto enter into this Agreement.

         C. All of the Holders (as hereinafter defined) desire to enter into this Agreement for the purpose of regulating certain aspects of the Holders' ownership of Company Securities.

                                   AGREEMENT:

         NOW THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the Company and Holders agree as follows:

         Section 1. DEFINITIONS. As used herein, the following terms shall have the following meanings and other defined terms in this Agreement shall have the meanings given such terms in their respective sections and/or paragraphs:

         "COMMON STOCK" means the Common Stock, par value $.00l per share, of the Company and any other capital stock of the Company into which such Common Stock is reclassified or reconstituted.

         "COMPANY SECURITIES" means the Common Stock, any securities convertible into or exchangeable for Common Stock and any other capital stock of the Company now or hereafter issued by the Company.

         "HOLDERS" shall mean those individuals and entities identified as "Holders" on Schedule I hereto and such other persons who become parties to this Agreement pursuant to Section 2 thereof or by executing an instrument of accession.

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

         Section 2. TRANSFER OF SECURITIES.

         (a) GENERAL PROHIBITION ON TRANSFER. No Holder shall sell, assign, transfer, pledge, encumber or in any way dispose of ("Transfer") any Company Securities unless (i) such Holder has complied with the provisions of this
Section 2, (ii) the transferee (if other than the Company or a transferee of Company Securities pursuant to a transaction set forth in clause (iv) of the definition of Exempt Transfers (as set forth in Section 2(c)) has agreed to become a party to, and be bound by the terms of, this Agreement and has executed a supplemental agreement hereto in form and substance reasonably satisfactory to the Company, and (iii) such Holder has delivered to the Company an opinion of such Holder's counsel, in form and substance reasonably satisfactory to the Company, to the effect that such Transfer is either exempt from the registration requirements of the Securities Act and the applicable securities laws of any state or that such registration requirements have been complied with.

         (b) RIGHT OF FIRST OFFER.

              (i) If any Holder (a "Seller") has received and accepted a bona fide offer (a "Transfer Offer ") to purchase any or all of the Company Securities (the "Transfer Stock") then owned by such Seller to any person other than pursuant to an Exempt Transfer (as defined in Section 2(c) below), then before the Seller may sell the Transfer Stock, the Seller shall provide to the Company a written notice detailing the terms of such Transfer Offer that the Seller has accepted with respect to such Transfer Stock (a "Transfer Notice"). Such Transfer Notice shall identity the Transfer Stock, the price of the Transfer Stock, the identity of the third party offeror and all the other material terms and conditions of such Transfer Offer. The Transfer Notice shall contain an irrevocable offer (a "First Offer") to sell the Transfer Stock to the Company at a price equal to the price and upon substantially the same terms as the terms contained in such Transfer Offer. The Company shall have the irrevocable right and option (the "Right of First Offer"), exercisable as provided below, to accept the First Offer as to any or all Company Securities of the Transfer Stock. The Company shall provide the Seller with an irrevocable written notice of acceptance specifying the number of Company Securities of the Transfer Stock which the Company is agreeing to purchase pursuant to such First Offer, which shall be binding on the Company for the number of Company Securities in such notice of acceptance, which notice of acceptance must be provided to the Seller within fifteen (15) business days after the date the Transfer Notice is given (the "Notice Period").

              (ii) Subject to the Seller's rights under Section 2(b)(iii), the closing of the purchase of the Transfer Stock by the Company pursuant to this
Section 2(b) shall take place at the principal office of the Company on the thirtieth (30th) business day after the expiration of the Notice Period (or after the receipt of any required governmental consents or approvals). At such closing, the Company shall deliver a certified check or checks in the appropriate amount to the Seller against delivery of certificates representing the Transfer Stock so purchased, duly endorsed in blank by the person or persons in whose name a stock certificate is registered or accompanied by a duly executed assignment separate from the certificate with the signatures thereon guaranteed by a commercial bank or trust company.

              (iii) Notwithstanding the exercise by the Company of its rights under this Section 2(b), if at the end of the Notice Period the Company shall have agreed to purchase less than all of the Transfer Stock covered thereby (a "Partial Purchase Commitment"), the Seller shall promptly notify the Company as to whether or not it shall accept such Partial Purchase Commitment. If such Partial Purchase Commitment is accepted, the closing for such purchase of a portion of such Transfer Stock shall take place pursuant to Section 2(b)(ii) hereof. Upon acceptance by the Seller of the Partial Purchase Commitment, the Seller shall have the right within the time hereinafter specified to Transfer any Transfer Stock not included in the Partial Purchase Commitment at a price not less than and on terms no more favorable to the purchaser than were in the Transfer Notice. If the Seller determines not to accept the Partial Purchase Commitment, the Seller shall have the right within the time hereinafter specified to Transfer any or all of the Transfer Stock at a price not less than and on terms no more favorable to the purchaser than contained in the Transfer Notice. If the Company notifies the Seller that it has decided not to purchase any portion of the Transfer Stock, or the Seller has accepted a Partial Purchase Commitment and desires to Transfer the remaining Transfer Stock, or the Seller has rejected the Partial Purchase Commitment and desires to Transfer the Transfer Stock, the Seller shall have 180 days from the end of the Notice Period (the "Sales Period"), in which to Transfer any or all of the Transfer Stock at a price not less than and on terms no more favorable than were contained in the Transfer Notice. No sale may be made to any third party unless such third party agrees in writing, in form and substance reasonably acceptable to the Company, to be bound by the provisions of this Agreement, as a Holder. Promptly after any sale pursuant to this Section 2(b), the Seller shall notify the Company of the consummation thereof and shall furnish such evidence of the completion (including time of completion) of such sale and of the terms thereof as the Company may reasonably request. If, at the termination of the Sales Period, the Seller has not completed the sale of all the Transfer Stock, such Seller shall no longer be permitted to Transfer such Transfer Stock pursuant to this Section 2(b) without again fully complying with the provisions of this Section 2(b) and all the restrictions on Transfer contained in this Agreement shall again be in effect with respect to all such Seller's Transfer Stock.

         (c) EXEMPT TRANSFER. The following transactions shall constitute "Exempt Transfers" for the purpose of Section 2(b): (i) a Transfer of Company Securities by a Holder to the Company, (ii) a Transfer by a Holder of Company Securities by will or intestate succession to such Holder's executor's, administrators, testamentary trustees, legatees or beneficiaries, (iii) a Transfer of Company Securities by a Holder to any Related Party (as defined below) of such Holder, (iv) a Transfer of Company Securities by a Holder to the public pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 promulgated thereunder, (v) a Transfer of Company Securities that has been approved in writing as an Exempt Transfer by the holders of a majority of the outstanding Common Stock and the holders of a majority of the outstanding shares of Series A Preferred Stock, par value $.0l per share, of the Company; or (vi) a Transfer of Company Securities from one of the Holders to another of the Holders.

         (d) RELATED PARTY. As used herein, the term "Related Party" with respect to any Holder means: (A) any person or entity that directly or indirectly, through one or more intermediaries, has control of or is controlled by, or is under common control with, the person or entity specified (an "Affiliate"); (B) a trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, or owners, or persons holding a controlling interest of which consist of such Holder and/or such other persons or entities referred to in the immediately preceding clause (A), (C) with respect to any Holder which is an individual, such Holder's spouse, siblings, children or parents, or (D) with respect to any Holder which is a partnership or a limited liability company, such Holders' partners or members as of the date hereof and those persons who become partners or members of such Holder in the ordinary course of such Holder's business.

         (e) TAG-ALONG RIGHT. At any time on or after the date hereof, if one or more holders of Common Stock ("SELLING STOCKHOLDERS") propose to Transfer (in a sale consummated in a single Transfer or a series of related Transfers to a single purchaser or a group of purchasers as part of a single transaction) shares of Common Stock representing 51% or more of the outstanding shares of Common Stock, then each of the Holders shall have the right (the "TAG-ALONG RIGHT") to require the proposed purchaser to purchase from such Holder the same proportion of such Holder's shares of Common Stock as the proportion of the Selling Stockholder's shares of Common Stock proposed to be Transferred bears to the total number of shares of Common Stock. Any shares of Common Stock purchased from a Holder pursuant to this Section __ shall be paid for at the same price and upon the same terms and conditions as such proposed Transfer by the Selling Stockholder(s) (the "TRANSFER TERMS").

         The Company shall promptly notify in writing the Holders in the event Selling Stockholders propose to make a Transfer giving rise to the Tag-Along Right, and shall furnish the Holders with the Transfer Terms and a copy of any written offer or agreement pertaining thereto. The Tag-Along Right may be exercised by any Holder by delivery of a written notice to the Company (the "TAG-ALONG NOTICE") within fifteen (15) days following its receipt of such notice from the Company. The Tag-Along Notice shall state the number of shares of Common Stock that such Tag-Along Member proposes to include in such Transfer to the proposed purchaser. In the event that the proposed purchaser does not purchase the specified amount of shares of Common Stock from the Tag-Along Members on the Transfer Terms, then the Company shall not permit the Selling Stockholders to sell any shares of Common Stock to the proposed purchaser in the proposed transfer.

         The provisions of this Section 2(e) shall not apply to Exempt
Transfers.

         (f) DRAG-ALONG RIGHT. At any time on or after the date hereof, if one or more Selling Stockholders propose to Transfer (in a sale consummated in a single Transfer or a series of related Transfers to a single purchaser or a group of purchasers as part of a single transaction), shares of Common Stock representing 51% or more of the outstanding shares of Common Stock, then the Selling Stockholders shall have the right (the "DRAG-ALONG RIGHT"), but not the obligation, to cause each of the Holders to tender for purchase to such purchaser(s), at the

Transfer Terms, the same proportion of their shares of Common Stock as the proportion of the Selling Stockholders' shares of Common Stock proposed to be Transferred bears to the total number of shares of Common Stock owned by the Selling Stockholders.

         If the Selling Stockholder(s) elect to exercise the Drag-Along Right, then they shall so notify the Holders (the "DRAG-ALONG NOTICE"). Each Drag-Along Notice shall set forth the name and address of the proposed purchaser, the proposed amount and form of consideration and other terms and conditions of Transfer offered by the proposed purchaser, the aggregate number of shares of Common Stock proposed to be purchased by such purchaser, and the Transfer Terms.

         All Transfers pursuant to the Drag-Along Right shall be effectuated simultaneously with the Transfer by the Selling Stockholders. Upon the receipt of a Drag-Along Notice, each Holder shall be entitled and obligated to Transfer such shares of Common Stock and shall execute such instruments and documents as may reasonably be requested to Transfer such shares of Common Stock to the proposed purchaser on the terms and for the price set forth in subsection (a) above.

         The provisions of this Section 2(f) shall not apply to Exempt
Transfers.

         Section 3. PIGGYBACK REGISTRATION RIGHTS.

         (a) RIGHT TO PIGGYBACK. Subject to the last sentence of this subsection
(a), whenever the Company proposes to register any shares of Common Stock with the Securities and Exchange Commission (the "Commission") under the Securities Act (other than registrations on Form S-4 or Form S-8) and the registration form to be used may be used for the registration of the Registrable Securities (as defined in subsection (j) below) (a "Piggyback Registration"), the Company will give written notice to all Holders, at least thirty (30) days prior to the anticipated filing date, of its intention to effect such a registration, which notice will specify the proposed offering price, the kind and number of securities proposed to be registered, the distribution arrangements and such other information that at the time would be appropriate to include in such notice, and will, subject to subsection (b) below, include in such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) business days after the delivery of the Company's notice. Except as may otherwise be provided in this Agreement, Registrable Securities with respect to which such request for registration has been received will be registered by the Company and offered to the public in a Piggyback Registration pursuant to this Section 3 on the terms and conditions at least as favorable as those applicable to the registration of the shares of Common Stock to be sold by the Company and by any other person selling under such Piggyback Registration.

         (b) PRIORITY ON PIGGYBACK REGISTRATIONS. If the managing underwriter or underwriters, if any, advise the holders of Registrable Securities in writing that in its or their reasonable opinion or, in the case of a Piggyback Registration not being underwritten, the Company shall reasonably determine (and notify the holders of Registrable Securities of such determination), after consultation with an investment banker of nationally recognized standing, that the number or kind of securities proposed to be sold in such registration (including Registrable Securities to be included pursuant to subsection (a) above) will materially adversely affect the success of such offering (including, without limitation, an impact on the selling price), the Company will include in such registration the number of securities, if any, which, in the opinion of such underwriter or underwriters, or the Company, as the case may be, can be sold, as follows: (i) first, the shares the Company proposes to sell, and (ii) second, pro rata among the Holders, provided, however, if Company Securities are to be included in a Piggyback Registration pursuant to registration rights contained in the Shareholders' Agreement dated as of May 28, 1998 between the Company and the parties thereto (the "Shareholders' Agreement"), then the Company will include in such registration the number of securities, if any, which, in the opinion of such underwriter or underwriters, or the Company, as the case may be, can be sold, as set forth in Section 3(a)(2) of the Shareholders' Agreement, treating the Holders for such purposes as "Stockholders" under the Shareholders' Agreement.

         (c) RESTRICTIONS ON PUBLIC SALE.

              (1) PUBLIC SALE BY HOLDERS OF REGISTRABLE SECURITIES. To the extent not inconsistent with applicable law, each Holder, if requested by the managing underwriter or underwriters for any such Registration, agrees not to effect any public sale or distribution of Company Securities including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, during the 15 business days prior to, and during the ninety
(90)-day period (or such shorter period as may be agreed to by such holders) beginning on, the effective date of the applicable Registration Statement (except as part of such Registration).

              (2) PUBLIC SALE BY THE COMPANY AND OTHERS. If requested by the managing underwriter or underwriters for any underwritten Registration, (i) the Company will not effect any public sale or distribution of Company Securities during the fifteen (15) business days prior to, and during the ninety (90)-day period beginning on the effective date of such Registration and (ii) the Company will cause each holder of Company Securities purchased from the Company at any time alter the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such period described in clause (i) above (except as part of such Registration, if otherwise permitted).

         (d) REGISTRATION EXPENSES. All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, including, without limitation, all registration and filing fees, the fees and expenses of the counsel and accountants for the Company (including the expenses of any "cold comfort" letters and special audits required by or incident to the performance of such persons), all other costs and expenses of the Company incident to the preparation, printing and filing under the Securities Act of the Registration Statement (and all amendments and supplements thereto) and furnishing copies thereof and of the Prospectus included therein, the costs and expenses incurred by the Company in connection with the qualification of the Registrable Securities under the state securities or "blue sky" laws of various jurisdictions, the costs and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of the NASD), the costs and expenses of listing the Registrable Securities for trading on a national securities exchange or authorizing them for trading on NASDAQ and all other costs and expenses incurred by the Company in connection with any Registration hereunder; PROVIDED, that, except as otherwise provided in subsection (2) below, each Holder shall bear the costs and expenses of any underwriters' commissions, brokerage fees or transfer taxes relating to the Registrable Securities sold by such Holders and the fees and expenses of any counsel, accountants or other representative retained by Holder.

         (e) INDEMNIFICATION.

              (1) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify, to the full extent permitted by law, each Holder, its officers, directors, partners and agents and each person who controls such Holder (within the meaning of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act")), against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact necessary to make the statements therein (in the case of a Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information with respect to such Holder furnished in writing to the Company by such Holder or its representative expressly for use therein. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each person who controls such persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities; PROVIDED, HOWEVER, if pursuant to an underwritten public offering of Registrable Securities, the Company and any underwriters enter into an underwriting or purchase agreement relating to such offering that contains provisions relating to indemnification and contribution between the Company and such underwriters, such provisions shall be deemed to govern indemnification and contribution as between the Company and such underwriters.

              (2) INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. In connection with any Registration in which a Holder is participating, each such Holder will furnish to the Company in writing such information with respect to such Holder as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify, to the full extent permitted by law, the Company, the directors and officers of the Company signing the Registration Statement and each person who controls the Company (within the meaning of the Securities Act and the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements in the Registration Statement or Prospectus or preliminary Prospectus (in the case of the Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information with respect to such Holder so furnished in writing by such Holder or its representative specifically for inclusion therein; PROVIDED, HOWEVER, that the Holder's liability shall in no event exceed the net proceeds received by such Holder from the sale of shares pursuant to such Registration Statement. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information with respect to such persons or entities so furnished in writing by such persons or entities or their representatives specifically for inclusion in any Prospectus or Registration Statement.

              (3) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any person or entity entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party after the receipt by the indemnified party of a written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such indemnified party will claim indemnification or contribution pursuant to this Agreement; PROVIDED, HOWEVER, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding clauses (1) and (2), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice and (ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel in any one jurisdiction for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

              (4) CONTRIBUTION. If for any reason the indemnification provided for in the preceding clauses (1) and (2) is unavailable to an indemnified party as contemplated by the preceding clauses (1) and (2), then the indemnifying party in lieu of indemnification shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided that no Holder shall be required to contribute in an amount greater than the difference between the net proceeds received by such Holder with respect to the sale of any Shares and all amounts already contributed by such Holder with respect to such claims, including amounts paid for any legal or other fees or expenses incurred by such Holder.

         (f) RULE 144. The Company agrees that at all times after it has filed a registration statement pursuant to the requirements of the Securities Act relating to any class of equity securities of the Company, it will file in a timely manner all reports required to be filed by it pursuant to the Securities Act and the Exchange Act and will take such further action as any holder of Registrable Securities may reasonably request in order that such holder may effect sales of Company Securities pursuant to Rule 144. At any reasonable time and upon request of any Holder, the Company will furnish such Holder and others with such information as may be necessary to enable the Holder to effect sales of Company Securities pursuant to Rule 144 under the Securities Act and will deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, the Company may deregister any class of its equity securities under Section 12 of the Exchange Act or suspend its duty to file reports with respect to any class of its securities pursuant to
Section 15(d) of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

         (g) PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Holder may participate in any underwritten Registration hereunder unless such Holder (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements, and (ii) accurately completes in a timely manner and executes all questionnaires, powers of attorney, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements, provided that the representations and warranties of any Holder therein shall be limited to its title to the Registrable Securities to be sold and other matters within its knowledge.

         (h) DEFINITION OF REGISTRABLE SECURITIES. "Registrable Securities" means any shares of Common Stock which shall have been issued upon exercise of the Warrants pursuant to the terms thereof, but with respect to any share, only until such time as such share (i) has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it or (ii) has been sold to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act and the Legend referred to in Section 5(a) has been removed from the certificate representing such share.

         Section 4. TERMINATION AND AMENDMENT.

         The provisions of Sections 2 of this Agreement shall terminate upon the earlier of (i) the consummation of an underwritten public offering of Common Stock designed to achieve broad distribution of such Common Stock and resulting in the listing of such Common Stock on a national securities exchange or NASDAQ, or (ii) the consummation of any merger of the Company with and into a company whose common stock is publicly traded on a national securities exchange or NASDAQ (each an "Exchange"), in which at least 90% of the merger consideration is composed of registered securities listed on an Exchange and/or cash, and where as a result of such merger the holders of the Company's equity securities immediately prior to the merger own equity securities of the surviving publicly traded company with less than 50% of the voting power of its outstanding securities. The provisions of this Agreement may be modified or amended by the written agreement of the Holders and the Company.

         Section 5. MISCELLANEOUS.

         (a) LEGEND. The certificates representing the capital stock of the Company held by each of the Holders shall bear the following legend:

            "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES OR SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND ANY SIMILAR REQUIREMENTS OF ANY APPLICABLE STATE SECURITIES LAW. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A WARRANTHOLDERS' AGREEMENT DATED AS OF ________________, 1998, A COPY OF WHICH IS AVAILABLE UPON REQUEST FROM THE SECRETARY OF THE COMPANY."

If any capital stock of the Company becomes eligible for sale pursuant to Rule 144(k) promulgated under the Securities Act, the Company shall, upon the request of any holder of such capital stock, remove the legend set forth in this Section 5(a) from the certificates evidencing the shares of such capital sock held by such holder. In addition, (i) in connection with any Transfer of shares of any capital stock of the Company pursuant to any public offering registered under the Securities Act or pursuant to Rule 144 or Rule 144A (or any similar rule or rules then in effect promulgated under the Securities Act) if such rule is available or (ii) if the holder of any shares of capital stock of the Company delivers to the Company an opinion of counsel reasonably acceptable to the Company that no subsequent Transfer of such shares shall require registration under the Securities Act, the Company shall promptly upon such Transfer deliver new certificates for such shares which do not bear the legend set forth in this
Section 5(a).

         (b) SUCCESSORS, ASSIGNS AND TRANSFEREES. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, heirs, legatees, successors and permitted assigns (including any party to which any Holder has Transferred Shares if such party is required under Section 2(a) to become bound hereby).

         (c) SPECIFIC PERFORMANCE, ETC. The Company and each Holder, in addition to being entitled to exercise all rights provided herein, in the Company's Certificate of Incorporation or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement, without the requirement of bond. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (d) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal law of the State of Delaware.

         (e) INTERPRETATION. The headings of the sections contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect the meaning or interpretation of this Agreement.

         (f) NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, or sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, three (3) business days after the date of deposit in the United States mail, by certified mail return receipt requested, as follows:

              (i)  If to the Company to:

                   USinternetworking, Inc.
                   175 Admiral Cochrane Drive
                   Suite 400
                   Annapolis, MD 21401
                   Attention: Christopher R. McCleary

                   with a copy to:

                   Latham & Watkins
                   1001 Pennsylvania Avenue, N.W.
                   Suite 1300
                   Washington, D.C. 20004-2505
                   Attention: James F. Rogers, Esq.

              (ii) If to _________________________:

         (g) INSPECTION AND COMPLIANCE WITH LAW. Copies of this Agreement will be available for inspection or copying by any Holder at the offices of the Company through the Secretary of the Company.

         (h) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this paragraph (h), may not be amended, modified or supplemented, and waivers of or consents to departures from the provisions hereof may not be given, except by a written instrument executed by all of the parties hereto. No action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as waiver of any preceding or succeeding breach and no failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

         (i) TRANSFERS VOID. Any Transfer of any security of the Company in violation of this Agreement shall be null and void.

         (j) COUNTERPARTS. This Agreement may be executed in one or more counterparts, by the original parties hereto and any successor in interest, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

         (k) ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

         (l) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby.

         IN WITNESS WHEREOF, the parties have executed this Shareholders' Agreement as of the date first above written.

                                  THE COMPANY:

                                  USINTERNETWORKING, INC.
                                  a Delaware corporation


                                  By:
                                     --------------------------------------
                                     Christopher R. McCleary, President

                                  THE HOLDERS:


                                  By:
                                     --------------------------------------

                                  SCHEDULE 4.1

      JURISDICTIONS WHERE EACH OF THE ACQUIRED COMPANIES IS QUALIFIED TO DO
                                    BUSINESS



                                                         STATES WHERE REGISTERED
COMPANY                          STATE OF INCORPORATION  TO DO BUSINESS
--------------------------------------------------------------------------------
IIT Holding, Inc.                Florida                 Florida
(Parent Company)

International                    California              California
Information                                              Florida
Technology, Inc.                                         Illinois
(Owned 100% by IIT Holding,
 Inc.)

International                    Caracas, Venezuela      Venezuela
Information
Technology, IIT, C.A
(Owned 100% by IIT Holding,
 Inc.)

I.I.T. Technology                Florida                 Florida
Solutions, Inc.
(Owned 100% by IIT Holding,
 Inc.)



Note: Inactive shell company with no assets and no operations

                                  SCHEDULE 4.2

                     LISTINGS OF SUBSIDIARIES OF THE COMPANY


COMPANY                  STATE OF INCORPORATION      STATES WHERE REGISTERED
                                                         TO DO BUSINESS
--------------------------------------------------------------------------------
International                    California              California
Information                                              Florida
Technology, Inc.                                         Illinois
(Owned 100% by IIT Holding,
 Inc.)

International                    Caracas, Venezuela      Venezuela
Information
Technology, IIT, C.A
(Owned 100% by IIT Holding,
 Inc.)

I.I.T. Technology                Florida                 Florida
Solutions, Inc.
(Owned 100% by IIT Holding,
 Inc.)



Note: Inactive shell company with no assets and no operations

                                  SCHEDULE 4.3

              LISTING OF SELLER'S OWNERSHIP OF COMPANY COMMON STOCK

IIT Holding, Inc. Total Shares Authorized: 100

Total Shares Issued and Outstanding: 95

Distribution:


SHAREHOLDER                                                       SHARES
                                                               OWNERSHIP
------------------------------------------------------------------------
Sebastian Alegrett                                                    50
Michael Mai                                                           30
Vicente Perez de Tudela                                               10
Carlos E. Bravo                                                        5


                                  SCHEDULE 4.6

                              FINANCIAL STATEMENTS

ATTACHED

1) Audited Financials, for the periods ending December 31, 1997 and 1996 for IIT, Inc. (9 pages)
2) Reviewed Financials, for the 6 month period ending June 30, 1998 for IIT, Inc. (9 pages)
3) Unaudited Financial Statements for the 7 month period ending July 31, 1998 for IIT, Inc.
4) Unaudited Financials (Non-U.S. Accounting Audit but not signed), for the periods ending December 31, 1997 and 1996 for International Information Technology IIT, C.a. (IIT, C.A.) (23 pages)
5) Unaudited Financial Statements for the 6 month period ending June 30, 1998 for IIT, C.A. (6 pages)

                            INTERNATIONAL INFORMATION
                                 TECHNOLOGY, INC.

                              FINANCIAL STATEMENTS
                        AND INDEPENDENT AUDITORS' REPORT

                           DECEMBER 31, 1997 AND 1996


TABLE OF CONTENTS
      Independent Auditors' Report ........................................  1

      Financial Statements
        Balance sheets ....................................................  2
        Statements of Operations and Retained Earnings ....................  3
        Statements of Cash Flows ..........................................  4
        Notes to Financial Statements .....................................  5-7

                        [LETTERHEAD OF VERDEJA & GRAVIER]

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
International Information Technology, Inc.
Coral Gables, Florida

We have audited the accompanying balance sheets of International Information Technology, Inc. at December 31, 1997 and 1996, and the related statements of operations and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of International Information Technology, Inc. at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                                              /s/ Verdeja & Gravier

                                              CERTIFIED PUBLIC ACCOUNTANTS

Coral Gables, Florida
July 22, 1998

                                     ASSETS

                                                                 December 31,
                                                             1997        1996
                                                             ----        ----
CURRENT ASSETS
     Cash                                                  $  9,520    $ 12,379
     Accounts receivable                                    590,246     153,769
     Due from related company in Venezuela                  186,030          --
     Other current assets                                    17,690         470
                                                           --------    --------
                         TOTAL CURRENT ASSETS               803,486     166,618

PROPERTY AND EQUIPMENT
     Computer equipment                                      43,954      21,578
     Vehicles                                                45,119      45,119
                                                           --------    --------
                                                             89,073      66,697
     Less accumulated depreciation                          (46,547)    (25,650)
                                                           --------    --------
                                                             42,526      41,047
                                                           --------    --------
                                                           $846,012    $207,665
                                                           --------    --------
                                                           --------    --------
                LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Cash overdraft                                        $187,121    $     --
     Accounts payable and accrued expenses                  311,935      75,740
     Income taxes payable                                    11,000          --
     Unsecured loan payable to stockholder,
      non-interest bearing                                   30,060      60,061
     Deferred income taxes                                   78,890          --
                                                           --------    --------
                      TOTAL CURRENT LIABILITIES             619,006     135,801

STOCKHOLDERS' EQUITY
     Capital stock, $1 par value per share,
       authorized issued and outstanding
       1,000 shares                                           1,000       1,000
     Retained Earnings                                      226,006      70,864
                                                           --------    --------
                                                            227,006      71,864
                                                           --------    --------
                                                           $846,012    $207,665
                                                           --------    --------
                                                           --------    --------

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
-------------------------------------------------------------------------------

                                                               December 31,
                                                            1997         1996
                                                            ----         ----
Revenue
  Consulting                                             $2,963,702    $854,026
Cost of revenues                                          1,564,591     689,602
                                                         ----------    --------
                              GROSS PROFIT                1,399,111     164,426

Operating expenses
  General and administrative                              1,072,014      99,879
  Sales and marketing                                        62,943      73,305
  Depreciation                                               20,897      12,940
                                                         ----------    --------
                                                          1,155,854     186,124
                                                         ----------    --------
                                                            243,257     (21,698)

Other income                                                  1,775          --
                                                         ----------    --------

                    INCOME (LOSS) BEFORE INCOME TAXES       245,032     (21,698)
Applicable income taxes                                     (89,890)         --
                                                         ----------    --------

                            NET INCOME (LOSS)               155,142     (21,698)

Retained earnings at beginning of year                       70,864      92,562
                                                         ----------    --------
Retained earnings at end of year                         $  226,006    $ 70,864
                                                         ----------    --------
                                                         ----------    --------

The accompanying notes are an integral part of these financial statements.


STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
-------------------------------------------------------------------------------
                                                      For the years ended
                                                          December 31,
                                                       1997         1996
                                                       ----         ----
Cash Flows from Operating Activities:
  Net income (loss)                                $ 155,142     $(21,698)
                                                   ---------     --------
  Adjustments to reconcile net income (loss) to
    net cash provided by operating activities:
      Depreciation                                    20,897       12,940
  Change in Assets and Liabilities:
      Increase in accounts receivable               (436,477)      (1,206)
      Increase in due from related company          (186,030)          --
      Increase (decrease) in other assets            (17,220)         798
      Increase in cash overdraft                     187,121           --
      Increase in accounts payable                   236,195       74,940
      Increase in income taxes payable                11,000           --
      Increase in deferred taxes                      78,890           --
                                                   ---------     --------
  Total Adjustments                                 (105,624)      87,472
                                                   ---------     --------
Net Cash Provided by Operating Activities             49,518       65,774

Cash Flows from Investing Activities:
  Acquisition of property and equipment              (22,376)     (10,545)
                                                   ---------     --------
Net Cash Used by Investing Activities                (22,376)     (10,545)

Cash Flows from Financing Activities:
  Increase in stockholder loan                            --       29,000
  Repayment of stockholder loan                      (30,001)          --
  Decrease in notes payable                               --      (21,117)
                                                   ---------     --------
Net Cash Provided (Used) by Financing Activities     (30,001)       7,883
                                                   ---------     --------

Net increase (decrease) in cash                       (2,859)      63,112

Cash (overdraft) at beginning of year                 12,379      (50,733)
                                                   ---------     --------
Cash at end of year                                $   9,520     $ 12,379
                                                   ---------     --------
                                                   ---------     --------

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31,1997 AND 1996
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Organization:

            International Information Technology, Inc. (hereinafter referred to as the "Company") provides Internet and Intranet consulting, integration, and support services principally to commercial companies located throughout the United States and South America. International Information Technology, Inc. was incorporated, under the laws of the State of California in May 1994.

      Property and Equipment:

            Property and equipment is stated at cost. Depreciation is computed principally on the straight-line method over the estimated useful lives of the assets which range from 5 to 7 years for property and equipment.

      Income taxes:

            The Company provides for income taxes currently payable as well as deferred taxes resulting from temporary differences between reporting assets and liabilities for tax purposes and for financial statement purposes using provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". Under these standards, deferred taxes and liabilities represent the tax effects, based on current tax laws of future deductibles or taxable amounts attributable to events that have been recognized in the financial statements.

      Supplement to Statement of cash flows:

            For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments, including certificates of deposit, purchased with a maturity of three months or less to be cash equivalents. Interest and tax payments were approximately $2,500 and $3,500 for 1997 and $0 and $0 for 1996, respectively.

      Estimates:

            In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Concentration of Credit Risk:

            Financial instruments that subject the Company to concentrations of credit risks consist primarily of accounts receivable. In addition, the Company grants credit terms in the normal course of business to its customers. As part of its ongoing procedures, the Company monitors the creditworthiness of its customers. The Company does not believe that it is subject to any unusual credit risk beyond the normal credit risk inherent in its business.

FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
--------------------------------------------------------------------------------

            For the year ended December 31, 1997, three customers accounted for 31%, 16%, and 10% of total revenues, and three customers accounted for 40%, 14%, and 11% of accounts receivable at December 31, 1997.

            For the year ended December 31, 1996, three customers accounted for 50%, 25%, and 10% of total revenues, and three customers accounted for 39%, 29%, and 11% of accounts receivable at December 31, 1996.

      Revenue Recognition:

            Revenue is recognized in the period services are performed.

      Advertising Costs:

            The Company expenses advertising costs as incurred. Advertising expense totaled $63,000 and $28,000 in 1997 and 1996, respectively.

NOTE 2 - INCOME TAXES

            Significant components of the Company's deferred tax assets and liabilities are as follows:

                                                                    December 31,
                                                                   1997    1996
                                                                   ----    ----
Deferred tax assets:
    Net operating loss carryforward                                $ --  $30,000
                                                                   ----  -------
         Total deferred tax assets                                   --   10,000
    Valuation allowance for deferred tax assets                      --   10,000
                                                                   ----  -------
Net deferred tax asset                                               --  $    --
                                                                   ----  -------
                                                                   ----  -------

            A Company's effective income tax rate may differ from what would be expected if the Federal statutory rate were applied to income from continuing operations primarily because of expenses deductible for financial reporting purposes that are not deductible for tax purposes. For the years ended December 31, 1997 and 1996, there were no such expenses.

NOTE 3 - LEASES

            Future minimum payments under noncancelable operating leases with initial terms of one year or more consisted of the following at December 31, 1997:


      1998                                  $34,000
      1999                                   34,000
      2000                                   27,000
                                            -------
      Total minimum lease payments          $95,000
                                            -------
                                            -------

            Rental expense for all operating leases was $21,000 and $15,000 for 1997 and 1996, respectively, and $14,000 for the six months ending June 30, 1998.

NOTE 4 - DUE FROM RELATED COMPANY IN VENEZUELA

            International Information Technology, Inc. has advanced funds to a Venezuelan company related by common ownership. These funds are unsecured and non-interest bearing.

FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
--------------------------------------------------------------------------------

NOTE 5 - EMPLOYEE BENEFIT PLAN

            The Company established a defined contribution benefit plan effective January 1, 1998. The plan covers substantially all employees of the Company who are 21 years old. Participants may contribute up to 15% of their annual compensation to the plan. The Company matches up to 3% of annual compensation.

NOTE 6 - IMPACT OF YEAR 2000 (UNAUDITED)

            The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

            Based on a recent assessment, the Company has determined that it will not be required to modify or replace any portion of its software so that its computer systems will function properly with respect to dates in the year 2000 and thereafter.

NOTE 7 - SUBSEQUENT EVENTS

      Sale of Stock and Assets:

            Subsequent to year end, the Company entered into a letter of intent with an unrelated entity to sell all of its stock for cash and warrants of the acquiring company's stock.

      Agreement with People Soft, Inc.:

            Subsequent to year end, the Company entered into an Implementation Partner Agreement with People Soft, Inc. for a period of one year. Under this agreement, the Company agreed to pay People Soft, Inc., $20,000, and serve as their implementation partner. Prior to this agreement, the Company served as a distributor for People Soft.

      Insurance:

            Subsequent to year end, the Company obtained an Errors and Omissions Policy. Prior to February 1998, the Company was not insured against errors and omissions.

                            INTERNATIONAL INFORMATION
                                 TECHNOLOGY, INC.

                              FINANCIAL STATEMENTS
                         AND ACCOUNTANTS' REVIEW REPORT

                                  JUNE 30, 1998

TABLE OF CONTENTS

      Accountants' Review Report ..........................................  1

      Financial Statements
        Balance Sheet .....................................................  2
        Statement of Income and Retained Earnings .........................  3
        Statement of Cash Flows ...........................................  4
        Notes to Financial Statements .....................................  5-7

                        [LETTERHEAD OF VERDEJA & GRAVIER]

                           ACCOUNTANTS' REVIEW REPORT

Board of Directors
International Information Technology, Inc.
Coral Gables, Florida

We have reviewed the accompanying balance sheet of International Information Technology, Inc. as of June 30, 1998, and the related statements of income and retained earnings, and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of International Information Technology, Inc.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.


                                                 /s/ Verdeja & Gravier

                                                 CERTIFIED PUBLIC ACCOUNTANTS

Coral Gables, Florida
July 30, 1998

INTERNATIONAL INFORMATION TECHNOLOGY, INC.
BALANCE SHEET
JUNE 30, 1998

                                     ASSETS
CURRENT ASSETS
  Cash                                                               $  147,495
  Trade accounts receivable                                             813,753
  Due from related company in Venezuela                                 106,876
  Other current assets                                                   29,968
                                                                     ----------
                               TOTAL CURRENT ASSETS                   1,098,092

PROPERTY AND EQUIPMENT
  Furniture and fixtures                                                 27,884
  Computer equipment                                                     50,087
                                                                     ----------
                                                                         77,971
  Less accumulated depreciation                                         (25,570)
                                                                     ----------
                                                                         52,401
SECURITY DEPOSITS                                                        11,613
                                                                     ----------
                                                                     $1,162,106
                                                                     ----------
                                                                     ----------
                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Trade accounts payable and accrued expenses                        $  686,016
  Income taxes payable                                                  106,689
  Unsecured loan payable to stockholder,
   non-interest bearing                                                  22,284
  Deferred income taxes                                                  26,389
                                                                     ----------
                            TOTAL CURRENT LIABILITIES                   841,378

STOCKHOLDERS' EQUITY
  Capital stock, $1 par value per share,
   authorized issued and outstanding
   1,000 shares                                                           1,000
  Retained Earnings                                                     319,728
                                                                     ----------
                                                                        320,728
                                                                     ----------
                                                                     $1,162,106
                                                                     ----------
                                                                     ----------

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL INFORMATION TECHNOLOGY, INC.
STATEMENT OF INCOME AND RETAINED EARNINGS
For the six months ended June 30, 1998

Revenue
     Consulting                                                  $2,669,187
Cost of revenue                                                   1,351,596
                                                                 ----------
                                  GROSS PROFIT                    1,317,591

Operating expenses
     General and administrative                                   1,146,678
     Sales and marketing                                             16,336
     Depreciation                                                     6,667
                                                                 ----------
                                                                  1,169,681
                                                                 ----------
                           INCOME BEFORE INCOME TAXES               147,910

Applicable income taxes                                              54,188
                                                                 ----------

                                   NET INCOME                        93,722

Retained earnings at beginning of period                            226,006
                                                                 ----------

Retained earnings at end of period                               $  319,728
                                                                 ----------
                                                                 ----------

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL INFORMATION TECHNOLOGY, INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 1998

Cash Flows from Operating Activities:
  Net income                                                         $  93,722
                                                                     ---------
  Adjustments to reconcile net income to
    net cash provided by operating activities:
     Depreciation                                                        6,667
  Change in Assets and Liabilities:
     Increase in accounts receivable                                  (223,507)
     Decrease in due from related company                               79,154
     Increase in other assets                                          (23,891)
     Decrease in cash overdraft                                       (187,121)
     Increase in accounts payable and accrued expenses                 374,081
     Increase in income taxes payable                                   95,689
     Decrease in deferred taxes                                        (52,501)
                                                                     ---------
 Total Adjustments                                                      68,571
                                                                     ---------
Net Cash Provided by Operating Activities                              162,293

Cash Flows from Investing Activities:
 Acquisition of property and equipment                                 (34,017)
                                                                     ---------
Net Cash Used by Investing Activities                                  (34,017)

Cash Flows from Financing Activities:
 Increase in stockholder loan                                            9,699
                                                                     ---------
Net Cash Provided by Financing Activities                                9,699
                                                                     ---------

Net increase in cash                                                   137,975

Cash at beginning of period                                              9,520
                                                                     ---------

Cash at end of period                                                $ 147,495
                                                                     ---------
                                                                     ---------

Investing and Financing Activities not Requiring Cash:

During the period ended June 30, 1998, a vehicle reported in Company books was removed from the Company reducing property and equipment net of accumulated depreciation in the amount of $17,475 and reducing stockholder loans and notes payable in the amount of $7,776 and $9,669 respectively.

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL INFORMATION TECHNOLOGY, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Organization:

            International Information Technology, Inc. (hereinafter referred to as the "Company") provides Internet and Intranet consulting, integration, and support services principally to commercial companies located throughout the United States and South America. International Information Technology, Inc. was incorporated, under the laws of the State of California in May 1994.

      Property and Equipment:

            Property and equipment is stated at cost. Depreciation is computed principally on the straight-line method over the estimated useful lives of the assets which range from 5 to 7 years for property and equipment.

      Income taxes:

            For income tax purposes, the Company reports on the cash basis of accounting; revenue is considered earned only when collected and expenses recognized when paid. For financial statement purposes, the Company reports under the accrual basis of accounting.

            The Company provides for income taxes currently payable as well as deferred taxes resulting from temporary differences between reporting assets and liabilities for tax purposes and for financial statement purposes using provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". Under these standards, deferred taxes and liabilities represent the tax effects, based on current tax laws of future deductibles or taxable amounts attributable to events that have been recognized in the financial statements.

      Supplement to Statement of cash flows:

            For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments, including certificates of deposit, purchased with a maturity of three months or less to be cash equivalents. Interest and tax payments were approximately $0 and $11,000 for the six months ended June 30, 1998, respectively.

      Estimates:

            In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Concentration of Credit Risk:

            Financial instruments that subject the Company to concentrations of credit risks consist primarily of accounts receivable. In addition, the Company grants credit terms in the normal course of business to its customers. As part of its ongoing procedures, the Company monitors the creditworthiness of its customers. The Company does not believe that it is subject to any unusual credit risk beyond the normal credit risk inherent in its business.

INTERNATIONAL INFORMATION TECHNOLOGY, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

            For the six months ended June 30, 1998, two customers accounted for 31% and 13% of total revenues, and two customers accounted for 34% and 21% of accounts receivable at June 30, 1998.

      Revenue Recognition:

            Revenue is recognized in the period services are performed.

      Advertising Costs:

            The Company expenses advertising costs as incurred. Advertising expense totaled $3,985 for the six months then ended.

NOTE 2 - LEASES

            Future minimum payments under noncancelable operating leases with initial terms of one year or more consisted of the following at June 30, 1998:

         1999                                               $34,000
         2000                                                27,000
                                                            -------
         Total minimum lease payments                       $61,000
                                                            -------
                                                            -------

            Rental expense for all operating leases was $14,000 for the six months ending June 30, 1998.

NOTE 3 - DUE FROM RELATED COMPANY IN VENEZUELA

            International Information Technology, Inc. has advanced funds to a Venezuelan company related by common ownership. These funds are unsecured and non-interest bearing.

NOTE 4 - EMPLOYEE BENEFIT PLAN

            The Company established a defined contribution benefit plan effective January 1, 1998. The plan covers substantially all employees of the Company who are 21 years old. Participants may contribute up to 15% of their annual compensation to the plan. The Company matches up to 3% of annual compensation. The Company's contribution to the 401k plan during the six months ended June 30, 1998 amounted to $27,848.

NOTE 5 - IMPACT OF YEAR 2000 (UNAUDITED)

            The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

            Based on a recent assessment, the Company has determined that it will not be required to modify or replace any portion of its software so that its computer systems will function properly with respect to dates in the year 2000 and thereafter.

INTERNATIONAL INFORMATION TECHNOLOGY, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

NOTE 6 - LETTER OF INTENT TO SELL THE COMPANY'S STOCK

            The Company entered into a letter of intent with an unrelated entity to sell all of its stock for cash and warrants of the acquiring company's stock.

NOTE 7 - AGREEMENT WITH PEOPLE SOFT, INC.

            The Company entered into an Implementation Partner Agreement with People Soft, Inc. for a period of one year. Under this agreement, the Company agreed to pay People Soft, Inc., $20,000, and serve as their implementation partner. Prior to this agreement, the Company served as a distributor for People Soft.

Schedule 4.6

International Information Technology, Inc. (USA ONLY)
Statements of Operations And Retained Earnings
For the seven months ended July 31, 1998 & Projection for YTD August 31, 1998

                                                                            ESTIMATED
                                                            YTD             YTD              DAILY AVERAGE
                                                            JULY 31, 1998   AUGUST 31,1998   AUGUST 31, 1998
REVENUES:
  Consulting                                                    3,203,559        3,883,559            15,982
Cost of revenues                                                1,591,054        1,864,242             7,672
                                                            ------------------------------------------------
                               GROSS PROFIT                     1,612,505        2,019,317             8,310
                                                           -------------------------------------------------
                                                           -------------------------------------------------
                               GROSS PROFIT %                       50.33%           52.00%            52.00%
                                                            ------------------------------------------------

OPERATING EXPENSES:
  General and admin. (includes Partners
  Bonuses Jan 1 - Jun 30)                                       1,313,465        1,485,284             6,112
  Sales and marketing                                              30,100           36,100               149
  Depreciation expense                                              6,667            8,667                36

                                                           -------------------------------------------------
                                                           -------------------------------------------------
                               TOTAL EXPENSES                   1,350,231        1,530,050             6,297
                                                           -------------------------------------------------
                                                           -------------------------------------------------
                               TOTAL EXPENSES %                     42.15%           39.40%            39.40%
                                                            ------------------------------------------------

Other income                                                                                               0

                                                            ------------------------------------------------
                   INCOME/(LOSS) BEFORE INCOME TAX EXPENSE        262,273          489,267             2,013
                                                           -------------------------------------------------
                                                           -------------------------------------------------
                                                                     8.19%           12.60%            12.60%
                                                            ------------------------------------------------

Applicable Income tax expense                                     134,976          195,707               805

                                                            ------------------------------------------------
                               NET INCOME                         127,297          293,560             1,208
                                                           -------------------------------------------------
                                                           -------------------------------------------------
                               NET INCOME %                          3.97%            7.56%             7.56%
                                                            ------------------------------------------------

Retained Earnings at Beginning of period                          226,006          226,006           226,006

                                                            ------------------------------------------------
                     RETAINED EARNINGS AT END OF PERIOD           353,303          519,566           227,214
                                                            ------------------------------------------------

INTERNATIONAL INFORMATION TECHNOLOGY, INC.
BALANCE SHEETS

                                                                           ESTIMATED
                                                           YTD             YTD               DAILY AVERAGE
ASSETS                                                     JULY 31, 1998   AUGUST 31, 1998   AUGUST 31, 1998
CURRENT ASSETS
  Cash                                                           184,553           242,761               999
  Accounts Receivable                                          1,004,760         1,067,106             4,391
  Due from Venezuela                                             107,538           107,538               443
  Other Current Assets                                            37,766            37,766               155
                                                           -------------------------------------------------
                     TOTAL CURRENT ASSETS                      1,334,617         1,455,171             5,988
                                                           -------------------------------------------------

PROPERTY AND EQUIPMENT
  Furniture & Fixtures / Computer equipment                       79,302            79,302               326
  Vehicles                                                             0                 0                 0
  Less accumulated depreciation                                  (25,570)          (27,570)             (113)
                                                           -------------------------------------------------
                 TOTAL PROPERTY & EQUIPMENT                       53,731            51,731               213
                                                           -------------------------------------------------
                                                           -------------------------------------------------
             TOTAL ASSETS                                      1,388,348         1,506,903             6,201
                                                           -------------------------------------------------
                                                           -------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Cash Overdraft                                                       0                 0                 0
  Accounts payable and accrued expenses (Includes accrued        798,761           712,605             2,933
     unpaid Partners Bonuses for second Quarter)
  Income taxes payable                                           213,000           273,731             1,126
  Loan payable to stockholder                                     22,284                 0                 0
  Preferred Income taxes                                               0                 0                 0
                                                           -------------------------------------------------
                       TOTAL CURRENT LIABILITIES               1,034,045           986,336             4,059
                                                           -------------------------------------------------
Stockholders' Equity
Capital Stock, $1 par value per share                              1,000             1,000                 4
Authorized issued and outstanding
     shares
RETAINED EARNINGS                                                353,303           519,566             2,138
                                                           -------------------------------------------------
                                    TOTAL CAPITAL                354,303           520,566             2,142
                                                           -------------------------------------------------
                                                           -------------------------------------------------
TOTAL LIABILITIES & CAPITAL                                    1,388,348         1,506,902             6,201
                                                           -------------------------------------------------
                                                           -------------------------------------------------

INTERNATIONAL INFORMATION TECHNOLOGY, INC.
STATEMENTS OF CASH FLOWS

                                                                   ESTIMATED
                                                    YTD            YTD
                                                    JULY 31,1998   AUGUST 31, 1998
CASH PROVIDED BY OPERATING ACTIVITIES
    Net income                                           127,297           293,560
                                                    ------------------------------
                                                    ------------------------------
Adjustments to reconcile net income (Loss)
    to net cash provided by operating
    activities:
       Depreciation                                        6,667             8,667
CHANGES IN OPERATING ASSETS AND LIABILITIES:
    Increase in Accounts receivable                     (414,514)         (476,860)
    Increase (decrease) in Intercompany accounts          78,492            78,492
    Increase in (decrease) in other assets               (20,076)          (20,076)
    Increase (decrease) in cash overdraft               (187,121)         (187,121)
    Increase in accounts payable                         486,826           400,670
    Increase (decrease) in income taxes payable          202,000           262,731
    Increase in deferred Income taxes                    (78,890)          (78,890)
                                                    ------------------------------
       Total Adjustments                                  73,383           (12,387)
                                                    ------------------------------
NET CASH PROVIDE BY/(USED IN) OPERATING ACTIVITIES       200,681           281,173
                                                    ------------------------------
                                                    ------------------------------
Cash Flow from Investing Activities:
    Acquisition of property and equipment                  9,771             9,771
                                                    ------------------------------
NET CASH USED IN INVESTING ACTIVITIES                      9,771             9,771
                                                    ------------------------------
                                                    ------------------------------
CASH FLOW FROM FINANCING ACTIVITIES
    Increase in stockholder loan
    Repayment of stockholder loan                         (7,776)          (30,060)
    Decrease in notes payable                                  0                 0
                                                    ------------------------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                  (30,060)
                                                    ------------------------------
                                                    ------------------------------
NET INCREASE/(DECREASE) IN CASH                          175,033           233,241

Cash (overdraft) at beginning of year                      9,520             9,520

                                                    ------------------------------
CASH AT END OF YEAR                                      184,553           242,761
                                                    ------------------------------
                                                    ------------------------------

             [LETTERHEAD OF BASSAN Y ASOCIADOS CONTADORES PUBLICOS]

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors of
U.S. INTERNETWORKING, INC.

      We have audited the accompanying balance sheets of INTERNATIONAL INFORMATION TECHNOLOGY IIT, C.A. (incorporated in Venezuela) as of December 31, 1997 and 1996, and the related statements of income (loss), changes in shareholder's equity end changes in financial position, for the periods then ended. These financial statements have been prepared in accordance with generally accepted accounting principles in Venezuela, and therefore, have been expressed in Venezuelan bolivares with purchasing power as of December 31, 1997 and 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards in Venezuela. Those standards require that we plan and perform theses audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement. Accounting practices used by the Company in preparing the accompanying financial statements conform with generally accepted accounting principles in Venezuela. We believe that our audit provides a reasonable basis for our opinion.

      As discussed in Note 2 to the financial statements, the Company has not recorded operations with Citibank.

      As discussed in Note 4 to the financial statements, the Company has not recorded liability in regard to severance payments for terminated employees according to labor legislation in Venezuela.

      As discussed in Note 5 to the financial statements, the Company did not register at the time, transactions regarding accounts payable to shareholders and related companies in the amount of US $37,703, which have been included in these financial statements.

      In our opinion, except for the above mentioned third and fourth paragraphs, the financial statements referred to above, present fairly in all material respects, the financial position of INTERNATIONAL INFORMATION TECHNOLOGY IIT, C.A., at December 31, 1997 and 1996, and the result of its operations for the years then ended in accordance with generally accepted accounting principles accepted in Venezuela.

      At December 31, 1997 and 1996, the accompanying financial statements have been prepared assuming that the Company will continue its ongoing operations, despite of the negative stockholder's equity, which shows uncertainty about the Company's ability to continue in operation. These financial statements do not include any adjustments that could result as a

      The Company had not registered, or had reported operations with the town council where it operates, and therefore has not paid municipal taxes or recorded any provision in case of future liability in regard to this matter.

      Our examination has been performed with the purpose of expressing an opinion of the basic financial statements considered as a whole. The supplementary financial statements in historical bolivares, annex marked I - IV and financial statements translated to US Dollars, annex marked V - VIII, are included for additional information or analysis, on the basis set forth in Note 1 of the annex of the supplementary information. This information is not required as part of the basic financial statements, nor does it pretend to comply with generally accepted accounting principles accepted in Venezuela, since the inflationary effect is not included in this financial information.

BASSAN & ASOCIADOS S.C.

Ana Escudero de D'Aguiar
Certified Public Accountant
CPA D.F. Venezuela No. 7558

August 20, 1998

INTERNATIONAL INFORMATION TECHNOLOGY IIT, C.A.
BALANCE SHEETS
YEARS ENDED ON DECEMBER 31, 1,997 AND 1,996
(EXPRESSED IN BOLIVARES ADJUSTED FOR PURCHASING POWER)

                                                              1997          1996
                                                          -------------------------
ASSETS
Current assets:
  Cash end cash equivalents                                19.676.797     4.126.738
  Accounts receivable                                      17.173.250
  Other accounts receivables                                  195.844       259.179
  Advances to suppliers                                                  32.810.533
  Income tax witholdings                                    1.108.950     1.325.490
                                                          -----------    ----------
Total Current Assets                                       38.157.841    38.521.940

Fired assets (net)                                         14.898.294     6.136.413
Other assets                                                  311.900       429.203
                                                          -----------    ----------
TOTAL ASSETS                                               53.368.035    46.087.566
                                                          ===========    ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable suppliers                                1.268.072        44.477
  Accounts payable to related companies                    91.913.577
  Taxes payable                                             1.132.192        62.435
  Advances received from clients                                         36.623.315
                                                          -----------    ----------
Total Current Liabilities                                  94.313.841    36.730.227

Accounts payable stockholders                              16.154.325    25.128.521
                                                          -----------    ----------
TOTAL LIABILITIES                                         110.468.166    61.858.748

SHAREHOLDERS EQUITY:
Common stock                                                2.500.000     2.500.000
Accounts receivable common stock                           (2.000.000)   (2.000.000)
                                                          -----------    ----------
Common stock paid                                             500.000       500.000
Common stock restatement                                      628.296       628.296
Accumulated loss                                          (62.391.040)  (22.062.101)
Inflationary Exposure Result                                4.162.613     4.162.613
                                                          -----------    ----------

TOTAL SHAREHOLDER'S EQUITY                                (57.100.131)  (18.771.192)
                                                          -----------    ----------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                 53.368.035    45.087.556
                                                          -----------    ----------
                                                          -----------    ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

INTERNATIONAL INFORMATION TECHNOLOGY IIT, C.A.
STATEMENT OF OPERATIONS
YEARS ENDED ON DECEMBER 31, 1,997 AND 1,996
(EXPRESSED IN BOLIVARES ADJUSTED FOR PURCHASING POWER)

                                                     1997          1996
                                                --------------------------
OPERATING INCOME
  Professional Fees                                  966.032     2.496.228
  Services                                        83.489.894
                                                ------------   -----------
TOTAL OPERATING INCOME                            84.455.926     2.496.228

OPERATING EXPENSES

  Selling, general and administrative expenses  (137.937.822)  (24.684.814)
                                                ------------   -----------

TOTAL OPERATING EXPENSES                        (137.937.822)  (24.684.814)

OTHER INCOME (EXPENSE)
  Finance expenses                                   (56.598)       (2.639)
  Finance income                                   1.582.314       129.124
  Gain from monetary position                     11.629.241
                                                ------------   -----------
TOTAL OTHER INCOME (EXPENSE)                      13.152.957       126.465
                                                ------------   -----------
                                                ------------   -----------
NET LOSS FOR THE YEAR                            (40.328.939)  (22.062.101)
                                                ------------   -----------
                                                ------------   -----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

INTERNATIONAL INFORMATION TECHNOLOGY IIT, C.A.
CHANGES IN STOCKHOLDER'S EQUITY
YEARS ENDED ON DECEMBER 31, 1,997 AND 1,996
(EXPRESSED IN BOLIVARES OF PURCHASING POWER)

                                                Acct. Receivable              Common Stock   Accumulated   Inflationary
                                  Common Stock    Stockholders    Paid Stock   Restatement      Loss      Exposure Result
                                  ----------------------------------------------------------------------------------------
Balance as of March 5, 1,996

Common stock contribution            2.500.000       (2.000.000)     500.000

Net (loss) of the period                                                                    (22.062.101)

Inflationary exposure result                                                       628.296                      4.162.613
                                  ----------------------------------------------------------------------------------------

Balance as of December 31, 1,996     2.500.000       (2.000.000)     500.000       628.296  (22.062.101)        4.162.613

Net (loss) of the year                                                                      (40.328.939)
                                  ----------------------------------------------------------------------------------------

Balance as of December 31, 1,997     2.500.000       (2.000.000)     500.000       628.296  (62.391.040)        4.162.613
                                  ----------------------------------------------------------------------------------------
                                  ----------------------------------------------------------------------------------------

                                  Shareholder's
                                      Equity
                                  -------------
Balance as of March 5, 1,996

Common stock contribution               500.000

Net (loss) of the period            (22.062.101)

Inflationary exposure result          4.790.909
                                  -------------

Balance as of December 31, 1,996    (16.771.192)

Net (loss) of the year              (40.328.939)
                                  -------------

Balance as of December 31, 1,997    (57.100.131)
                                  -------------
                                  -------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

INTERNATIONAL INFORMATION TECHNOLOGY IIT, C.A.
CASH FLOW
YEARS ENDED DECEMBER 31, 1,997 AND 1,996
(EXPRESSED IN BOLIVARES ADJUSTED FOR PURCHASING POWER)

                                                      1,997         1,996
                                                   -------------------------
RESOURCES GENERATED BY (USED IN) OPERATIONS:
   Net loss of the year                            (40.328.939)  (22.082.101)
   Add - Items that do not affect cash:
         Inflationary Exposure Result                              4.162.613
         Depreciation                                2.370.694       650.693
                                                   -------------------------
                                                   (37.958.245)  (17.246.795)

RESOURCES GENERATED BY (USED) IN WORKING CAPITAL:
(Increase) decrease of assets:
      Accounts receivable                          (17.173.250)
      Other accounts receivables                        60.335      (259.179)
      Advances to suppliers                         32.810.533   (32.810.533)
      Income tax witholdings                           216.540    (1.325.490)
      Other assets                                     117.303      (429.203)
Increase (decrease) of liabilities:
      Accounts payable suppliers                     1.223.595        44.477
      Accounts payable to related companies         91.913.577
      Taxes payable                                  1.069.757        62.435
      Advances received from clients               (36.623.315)   36.623.315
      Accounts payable stockholders                 (8.974.196)   25.128.521
                                                   -------------------------

RESOURCES GENERATED BY OPERATIONS                   26.682.634     9.785.548

INVESTING ACTIVITIES:
      Contribution to shareholder's equity                         1.128.296
      Additions to fixed assets                    (11.132.575)   (6.787.106)
                                                   -------------------------

RESOURCES USED IN INVESTING ACTIVITIES             (11.132.575)   (5.658.810)
                                                   -------------------------

(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS    15.550.059     4.126.738

CASH AN CASH EQUIVALENTS:
Beginning of year                                    4.126.738
                                                   -------------------------
End of year                                         19.676.797     4.126.738
                                                   -------------------------
                                                   -------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

                 INTERNATIONAL INFORMATION TECHNOLOGY IIT, C.A.

                        NOTES TO THE FINANCIAL STATEMENTS

                       AS OF DECEMBER 31, 1,997 AND 1,996

Note 1 -- Summary of significant accounting policies:

a)    Incorporation and principal activity:

      INTERNATIONAL INFORMATION TECHNOLOGY IIT, C.A. was incorporated under the laws of Venezuela, and corporate existence began on the date on which the Articles of Incorporation were filed with the Federal District and Miranda's state Second Mercantile Registry on March 5, 1,996, registered as Number 48, Tomo 95-A.

      The Company's principal activity is serving as commission agent in the buying of products or processes related to systems, as well as giving professional service and assistance in the implementation and planning of communication and information systems and projects.

b)    Cash and cash equivalents:

      Cash equivalents include short-term highly liquid investments with an original maturity of three months or less.

c)    Fixed assets:

      Fixed assets are restated in bolivares with purchasing power as at December 31, 1,996, net of accumulated depreciation, adjusted by the General Price Index (GPI) factor. Depreciation is based on the estimated useful lives of depreciable assets and is calculated by the straight-line method. Maintenance and repair costs are charged as expenses as they are incurred, and major repairs and costs are capitalized. When these assets are sold, the corresponding cost and depreciation are eliminated of the Balance Sheet and any gain or loss is reflected in the period's results.

d)    Income:

      Income for sales and assessor's fees are recorded when dispatched or the assessing service is provided.

a)    Transactions in foreign currency:

      Transactions in foreign currency are recorded at the applicable (free market exchange rate at the time they take place, and assets and liabilities denominated in foreign currency are valued using an exchange rate of Bs. 476.50 to the US Dollar, which corresponds to the official rate published by the Central Bank of Venezuela at December 31, 1,996.

      The Company's management did not value assets and liabilities denominated in foreign currency at December 31, 1,997 and 1,996, using the official rate of Bs. 504.75 and Bs. 476.75 to the US Dollar.

f)    Income tax:

      The provisions for income taxes are calculated based upon taxable income, applying current Venezuelan fiscal law.

g)    Deferred Income taxes:

      The tax effect of temporary differences that generate deferred tax assets (liabilities) under SFAS No. 109, arise when there is a discrepancy between accounting and fiscal criteria, in regard to the moment of recognition of the results. Deferred tax assets ire recorded only if there is a certainty that they will be recovered at a future time.

      Company's management did not register any deferred income tax as of December 31, 1,996.

h)    Initial registration in the "Asset Restatement Registry" tax:

      The Company recorded during 1,997, an expense of Bs. 6,899 belonging to the first portion of the Asset Restatement Registry (RAR) tax. For fiscal 1,996, the Company complied with its initial registration in the Registry, in accordance to Income Tax Law, article 92, and determined a tax payment of 3% based on the net increase of the restatement of depreciable fixed assets.

i)    Recognition of the effects of inflation in the financial statements:

      The Company restates its financial statements to reflect the purchasing power of the Venezuelan bolivar (Bs.) as of December 31, 1,996, thereby comprehensively recognizing the effects of inflation, in accordance to the Bulletin DPC-10, issued by the Venezuelan Federation of Public Accountants issued on August 9, 1,991, and subsequent bulletins.

      To recognize the effects of inflation in terms of Venezuelan bolivares with purchasing power as of December 31, 1,996 the Company restated the financial statements applying the General Price Index (GPI) factor, published by the Venezuelan Central Bank, by the General Price Level method.

      The GPI factors published by the Venezuelan Central Bank, used in the recognition of the effects of inflation were:

                                               1997               1996
                                               ----               ----
            December 31,                     11,702.70          8,504.30
            Period's average                 10,048.72          7,095.99


      A summary of the method used for restatement of the financial statements to recognize the effects of inflation in terms of Venezuelan bolivares with purchasing power, are as follows:

      o Monetary assets and liabilities represented in cash, accounts receivable, and accounts payable are shown at their face value, since they represent their true monetary value at the time of the balance sheet.

      o Non-monetary assets represented by the fixed assets, were restated applying the GPI factor at the time of purchase.

      o Shareholder's equity are restated using the GPI factor, cumulative from the date of contribution or generation.

Note 2 -- Cash and cash equivalents:

Cash and cash equivalents consist of the following:

                                                                1,997      1,996
                                                                -----      -----
Cash                                                   Bs.     59,667     82,566
Bank                                                          835,304  3,108,420
Investments                                                   680,000    935,742
                                                            ---------  ---------
     Total cash end equivalents                        Bs.  1,574,971  4,126,738
                                                            ---------  ---------
                                                            ---------  ---------


The investment is a short term interest bearing time deposit in a national banking institution, which yields interest at the current market rates, and guarantees the obligations set forth in the office lease contract.

The company had not registered transactions with citibank as of December 31, 1,997 and 1,996, in the amounts of US$ 1,802 and US$ 50,894 respectively, of which as of December 31, 1,996, the amount of US$ 50.000 appeared in the financial statements misstated as an advance to suppliers- IIT Inc.

Note 3 -- Fixed assets:

Fixed assets consist of the following:

                                                  1,997        1,996       %
                                                  -----        -----      ---
      Office furniture                    Bs.   5,789,700     571,956      20%
      Office equipment                          5,873,775     536,454   33,33%
      Fixtures                                  6,256,206   5,678,696      20%
                                               ----------   ---------
         Total fixed assets                    17,919,681   6,787,106

      Accum. Depreciation                      (3,021,387)   (650.693)
                                               ----------   ---------
      Net fixed assets                    Bs.  14,898,294   6,136,413
                                               ----------   ---------
                                               ----------   ---------
      Depreciation expense                Bs.   2,370,694     650,693
                                               ----------   ---------
                                               ----------   ---------


Note 4 -- Other assets:

Other assets consist of the following:

                                                               1,997    1,996
                                                               -----    -----
      Pre-operational costs                         (1)  Bs.  166.900  229.670
      Security bank deposit                         (2)       145.000  199.533
                                                              -------  -------
         Total other assets                              Bs.  311.900  429.203
                                                              -------  -------
                                                              -------  -------

      (1) The Company has not amortized pre-operational costs at December 31, 1,997 and 1,996.

      (2)   We could not verify this amount.

Note 5- Accounts payable to related companies and shareholders

As of December 31, 1,997, the Company had not registered in its books the amount of US$ 37,703 nor had separated the corresponding amounts or transactions of accounts payable shareholders an related companies. These amounts have been separated for reporting purposes as follows:

                                                                Average
                                                                -------
                                                                Exchange
                                                                --------
                                                         US$      Rate         Bs.
                                                         ---      ----         ---
Book Value:                                            177.037   490,46    86.830.261

Plus:
Amounts not recorded during 1,997 belonging to
transactions with the Citibank                          37.703   480,12    18.101.826
                                                       -------            -----------
                                                       214.740   488.65   104.932.067
Minus:
Payments made By Mr. Alegrett                           32.100   510.34    16.382.054
                                                       -------            -----------
                                                       182.640   484.83    88.650.033

Minus:
Money transferred from ITT Inc. not Recorded in
IIT Vzla. C.A.                                           3.000

Difference in invoice #001 from IIT Vzla. C.A. To IIT
Inc.                                                       390
                                                         -----

Balance according to IIT, Inc.                         186.030
                                                       -------

Note 6 -- Labor legislation:

On June 19, 1,997 the National Executive published in the Extraordinary Official Journal No. 5,152 the reform of the Labor Legislation Law. The most significant changes were:

1. It eliminates retroactive labor severance due by seniority and new parameters are set forth in the determination of severance payments based on the employees seniority and salary.

2. A unique and one time only compensation for "transference" to the new system is established. Payment is based on the employee's normal salary at December 31, 1,996. A compensation for "seniority" based on the employees normal salary at May 30, 1,997 is also established. These compensations can be paid up to five (5) years, the Company only having an obligation of paying 25% of these amounts by December 18, 1,997.

3. The new "seniority compensation" will be deposited on a monthly basis, by option of the employee in one of the following; individual financial trust fund; severance fund; or recorded in the Company's accounting, of which the last will bear monthly capitalized interest at the average rate published by the Venezuelan Central Bank.

4. In case of an unjustified terminated employee, the employee has additional compensations based on his seniority and on his salary taken into account as a whole.

The Company has not recorded liability in regard to severance payments for terminated employees, according to labor legislation in Venezuela.

Note 7 -- Tax environment in Venezuela:

a)    Income tax regulations:

      The main difference between the income and expenses for tax and book purposes for INTERNATIONAL INFORMATION TECHNOLOGY IIT, C.A., was the effect of the extraterritorial items. According to fiscal law and regulations, the Company can carryforward tax losses for three (3) years, at which time they expire.

      Beginning fiscal year starting on January 1, 1,997, the Company is subject to annual income tax, taking into consideration the taxable and deductible effects of inflation, which indexes the non-monetary assets and liabilities according to the GPI factor published by the Central Bank in Venezuela, in accordance to current legislation. Taxable income is increased or reduced by the effects of inflation on the non-monetary items, through the inflationary component, that will be considered as taxable income or deductible expense.

a)    Business asset tax regulations:

      The business asset tax (BAT) is computed at an annual rate of 1% of the average of the tangible and intangible assets at the beginning and end of the fiscal year. The tax is paid only to the extent that it exceeds the income tax of the year. Any required payment of asset tax is creditable against the excess of income taxes for the following three (3) years.

      Although, in accordance with the provisions of article 3. section 5 of the BAT and in conformity with article 7 of its regulations, the Company is exempt from paying BAT until such time that it has completed its pre-operating stage (which is marked by the issuance of its first invoice) and for the following two (2) years of operations, the Company chose to file a BAT tax form, which resulted in the payment of Bs. 18.242.

b)    Tax loss carryforwards and recoverable asset tax:

      At December 31, 1,996 the Company had tax loss carryforwards and recoverable business asset tax carryforwards, both of which are expressed in historical bolivares. Such carryforwards, expire as follows:

                         Tax Loss              Recoverable
      Origin           Carryforward         Business Asset Tax     Expiration
      ------           ------------         ------------------     ----------
      1,996            14,374,375(1)              18,242              1,999
      1,997            41,228,633(1)             154,603              2,000


      (1) We could not verify the determination of the tax loss carryforward according to Venezuelan fiscal legislation Fiscal tax law and regulations, that stipulate that the percentage of non-taxable income in relation to the total income, be applied to the total deductible expense to determine the percentage of non-deductible expense.

a)    Municipal tax:

      The Company had not registered, or had reported operations with the town council where it operates, and therefore has not paid municipal taxes or recorded any provision in case of future liability in regard to this matter.

b)    Value added tax (VAT):

      Apples to sales of goods and services, importation of goods and services performed in Venezuela. The statutory rates of VAT tax as of December 31, 1,997 and 1,996 are 16,5% and 12,5%, respectively, for territorial sales and 0% for exportation of goods and services.

Note 8 - Shareholder's equity:

a)    Common stock:

      The number of shares outstanding at December 31, 1,996 was 500 shares with a face value of Bs. 5,000 each, fully subscribed, 2O% paid.

      Shareholders as of December 31, 1,997 and 1,996:

      Sebastian Alegrett            499 shares
      Real Alegrett                   1 share
                                    ---
            Total                   500 shares

      The net income of the company is subject to a legal provision that requires 5% of net income for each year to be transferred to a legal reserve, unit it equals 10% of capital stock. The reserve cannot be distributed to the stockholders. Due to the period's loss, the Company had no reserve at December 31, 1,997 and 1,996.

b)    Net accumulated loss:

      At December 31, 1,997 and 1,996 the financial statements show accumulated net losses of Bs. 59,225,324 and Bs. 22,062,101 expressed in bolivares with purchasing power. This amount exceeds the capital stock, and according to the Venezuelan Civil Codicil, article 264, the Company should declare liquidation, unless the stockholder's decide to repay the negative shareholder's equity.

                 INTERNATIONAL INFORMATION TECHNOLOGY IIT, C.A.

                                     ANNEX

                     The supplementary financial statements

INTERNATIONAL INFORMATION TECHNOLOGY ITT, C.A.
BALANCE SHEETS                                                           Annex I
YEARS ENDED ON DECEMBER 31, 1,997 AND 1,996
(EXPRESSED IN HISTORIC BOLIVARES)
--------------------------------------------------------------------------------

                                                     1997           1996
                                                 ---------------------------
ASSETS
Current assets:
   Cash and cash equivalents                       19.676.797      2.998.882
   Accounts receivable                             17.173.250
   Other accounts receivables                         198.844        188.344
   Advances to suppliers                                          23.843.268
   Income tax witholdings                           1.108.950        963.228
                                                 ------------   ------------
Total Current Assets                               38.157.841     27.993.722

Fixed assets (net)                                 11.805.902      3.769.390
Other assets                                          311.900        311.900
                                                 ------------   ------------
TOTAL ASSETS                                       50.275.643     32.075.012
                                                 ------------   ------------
                                                 ------------   ------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable suppliers                       1.268.072         32.321
   Accounts payable to related companies           88.550.033
   Taxes payable                                    1.132.192         45.371
   Advances received                                              26.614.000
                                                 ------------   ------------
Total Current Liabilities                          90.950.297     26.691.692

Accounts payable stockholders                      16.382.153     18.260.785
                                                 ------------   ------------
TOTAL LIABILITIES                                 107.332.450     44.952.477

SHAREHOLDERS' EQUITY:
Common stock                                        2.500.000      2.500.000
Accounts receivable common stock                   (2.000.000)    (2.000.000)
                                                 ------------   ------------
Common stock paid                                     500.000        500.000
Accumulated loss                                  (57.556.807)   (13.377.465)
                                                 ------------   ------------
TOTAL SHAREHOLDER'S EQUITY                        (57.056.807)   (12.877.465)
                                                 ------------   ------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY         50.275.643     32.075.012
                                                 ------------   ------------
                                                 ------------   ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

INTERNATIONAL INFORMATION TECHNOLOGY IIT, C.A.
STATEMENT OF OPERATIONS                                                 Annex II
YEARS ENDED ON DECEMBER 31, 1,997 AND 1,998
(EXPRESSED IN HISTORIC BOLIVARES)
--------------------------------------------------------------------------------

                                                     1997            1996
                                                 ----------------------------
OPERATING INCOME

  Professional Fees                                   829.500       1.513.600
  Services                                         71.690.000
                                                 ------------    ------------
TOTAL OPERATING INCOME                             72.519.500       1.513.600

OPERATING EXPENSES

  Selling, general and administrative expenses   (116.007.206)    (14.967.759)
                                                 ------------    ------------
TOTAL OPERATING EXPENSES                         (118.007.206)    (14.967.759)

OTHER INCOME (EXPENSE)

  Finance expenses                                    (50.317)         (1.600)
  Finance income                                    1.358.681          78.294
                                                 ------------    ------------
TOTAL OTHER INCOME (EXPENSE)                        1.308.364          76.694
                                                 ------------    ------------
                                                 ------------    ------------
NET LOSS FOR THE YEAR                             (44.179.342)    (13.377.465)
                                                 ------------    ------------
                                                 ------------    ------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

INTERNATIONAL INFORMATION TECHNOLOGY IIT, C.A.
CHANGES IN STOCKHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 1,997 AND 1,996                               Annex III
(EXPRESSED IN HISTORIC BOLIVARES)
--------------------------------------------------------------------------------

                                                    Acct. Receivable                  Accumulated     Shareholder's
                                    Common Stock      Stockholders      Paid Stock       Loss             Equity
                                    -------------------------------------------------------------------------------
Balance as of March 5, 1,996

Common stock contribution             2.500.000        (2.000.000)        500.00                           500.000

Net (loss) of the period                                                              (13.377.465)     (13.377.465)
                                    -------------------------------------------------------------------------------
Balance as of December 31, 1,996      2.500.000        (2.000.000)        500.00      (13.377.465)     (12.877.465)

Net (loss) of the year                                                                (44.179.342)     (44.179.342)
                                    -------------------------------------------------------------------------------
Balance as of December 31, 1,997      2.500.000        (2.000.000)        500.00      (57.556.807)     (57.056.807)
                                    -------------------------------------------------------------------------------
                                    -------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

INTERNATIONAL INFORMATION TECHNOLOGY IIT, C.A.
CASH FLOW                                                               Annex IV
YEARS ENDED DECEMBER 31, 1,997 AND 1,996
(EXPRESSED IN HISTORIC BOLIVARES)
--------------------------------------------------------------------------------

                                                       1,997          1,996
                                                   ----------------------------
RESOURCES GENERATED BY (USED IN) OPERATIONS:
   Net loss of the year                             (44.179.342)   (13.377.465)
   Add - Items, that do not affect cash:

      Depreciation                                    1.600.214        394.246
                                                   ----------------------------
                                                    (42.579.128)   (12.983.219)

RESOURCES GENERATED BY (USED) IN WORKING CAPITAL:
(Increase) decrease of assets:
   Accounts receivable                              (17.173.250)
   Other accounts receivables                           (10.500)      (188.344)
   Advances to suppliers                             23.843.268    (23.843.268)
   Income tax witholdings                              (145.722)      (963.228)
   Other assets                                                       (311.900)
Increase (decrease) of liabilities:
   Accounts payable suppliers                         1.235.750         32.321
   Accounts payable to related companies             88.550.033
   Taxes payable                                      1.086.821         45.372
   Advances received from client                    (26.614.000)    26.614.000
   Accounts payable stockholders                     (1.878.631)    18.260.784
                                                   ----------------------------
RESOURCES GENERATED BY OPERATIONS                    26.314.641      6.662.618

INVESTING ACTIVITIES:
   Contribution to shareholder's equity                                500.000
   Additions to fixed assets                         (9.636.726)    (4.163.636)
                                                   ----------------------------
RESOURCES USED IN INVESTING ACTIVITIES               (9.636.726)    (3.663.636)
                                                   ----------------------------
(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS     16.677.915      2.998.882

CASH AN CASH EQUIVALENTS:
Beginning of year                                     2.998.882
                                                   ----------------------------
End of year                                          19.676.797      2.998.882
                                                   ----------------------------
                                                   ----------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

INTERNATIONAL INFORMATION TECHNOLOGY IIT, C.A.
BALANCE SHEETS                                                           Annex V
YEARS ENDED DECEMBER 31, 1,997 AND 1,996
(EXPRESSED IN U.S. DOLLARS)

                                                     1997        1996
                                                   --------------------
ASSETS
Current assets:
   Cash and cash equivalents                         40,823       6,290
   Accounts receivable                               34,023
   Other accounts receivables                           394         395
   Advances to suppliers                                         50,012
   Income tax withholdings                            2,197       2,020
                                                   --------    --------
Total Current Assets                                 77,438      58,718

Fixed assets (net)                                   24,261       7,993
Other assets                                            618         854
                                                   --------    --------
TOTAL ASSETS                                        102,316      67,365
                                                   --------    --------
                                                   --------    --------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable suppliers                         2,512          68
   Accounts payable to related companies            182,640
   Taxes payable                                      2,243          95
   Advances received from clients                                55,824
                                                   --------    --------
Total Current Liabilities                           187,395      55,987

Accounts payable stockholders                        32,100      38,303
                                                   --------    --------
TOTAL LIABILITIES                                   219,495      94,289

SHAREHOLDERS' EQUITY:
Common stock                                          8,621       8,621
Accounts receivable common stock                     (6,897)     (6,897)
                                                   --------    --------
Common stock paid                                     1,724       1,724
Accumulated losses                                 (119,559)    (29,448)
Translation adjustment                                  656         799
                                                   --------    --------
TOTAL SHAREHOLDER'S EQUITY                         (117,179)    (20,925)
                                                   --------    --------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY          102,316      67,365
                                                   --------    --------
                                                   --------    --------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

INTERNATIONAL INFORMATION TECHNOLOGY IIT, C.A.
STATEMENT OF OPERATIONS                                                 Annex VI
YEARS ENDED ON DECEMBER 31, 1,997 AND 1,996
(EXPRESSED IN U.S. DOLLARS)

                                                      1997        1996
                                                    --------------------
OPERATING INCOME

   Professional Fees                                   1,691       3,336
   Services                                          146,106
                                                    --------    --------
TOTAL OPERATING INCOME                               147,797       3,336

OPERATING EXPENSES

   Selling, general and administrative expenses     (240,575)    (32,953)
                                                    --------    --------
TOTAL OPERATING EXPENSES                            (240,575)    (32,953)

OTHER INCOME (EXPENSE)

   Finance expense                                      (103)         (4)
   Finance income                                      2,769         173
                                                    --------    --------
TOTAL OTHER INCOME (EXPENSE)                           2,666         169
                                                    --------    --------
                                                    --------    --------
NET LOSS FOR THE YEAR                                (90,112)    (29,448)
                                                    --------    --------
                                                    --------    --------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

                                  Schedule 4.24

                                    Insurance

IIT, Inc.

Commercial, Property, General Liability, Business Auto, Umbrella & Workman's Compensation through agent Supple-Merrill & Driscoll Inc. For Traveler's, Summary of insurance attached. (2 pages)

IIT Venezuela

Theft, malicious damage, labor disturbances, fire, property damage, attached. (5 pages)

--------------------------------------------------------------------------------
SUMMARY OF INSURANCE                                                      Page 1
                                            Prepared: 08/26/98
                                            Supple-Merrill & Driscoll Inc.
For:     International Information Tech     Insurance Agents and Brokers
         Richard Rodriguez                  P.O. Box 2408
         2333 Ponce De Leon, Suite 1108     Pasadena, CA
         Coral Gables, FL                   91102            626-795-9921
         33134-            305-460-6855

------------------------------------------------------------------------------------------------------------------------------
Coverage                            Amount           Company                      Policy No            Eff            Exp
Commercial Application                               Federal Insurance Company    3536-68-84  TIG      03/10/98       03/10/99

Premise 1 Building 1
  2333 Ponce De Leon Blvd., # 1108
  Coral Gables, FL
  33134
Premise 1 Building 1
  1 Centerpoints Dr. #440
  La Palma, CA
  90626

Property                                             Federal Insurance Company    3536-68-84  TIG      03/10/98       03/10/99

Premises 1           Building 1
 Contents                                 15,000
  Coins %               NIL
  Valuation             RC
  Cause of Loss         Special
  Deductible            500
 EDP/Computers                            15,000
  Coins %               NIL
  Valuation             RC
  Cause of Loss         Special
  Deductible            500
 Biz Income                              100,000
  Coins %               NIL
  Cause of Loss         Special

Premises 2           Building 1
 Contents                                 25,000
  Coins %               NIL
  Valuation             RC
  Cause of Loss         Special
  Deductible            500

General Liability                                    Federal Insurance Company    3536-68-84  TIG      03/10/98       03/10/99

E & O (Claims Made)*
 General Aggregate                     2,000,000
 Products/Completed Oper. Aggr.        2,000,000
 Personal & Advertising Injury         1,000,000
 Each Occurrence                       1,000,000
 Fire Damage (Any One Fire)             included
 Medical Expense (Any One Person)         10,000

E & O Coverage is written on a "claims made form" and subject to a deductible.

All Computer Software Development
     -Flat Premium - Not Auditable
     Premium Basis: 3,500,000
     (S) GROSS SALES - PER $1,000/SALES

Business Auto                                        Federal Insurance Company    3536-68-84  TIG      03/10/98       03/10/99

Liability
 CSL                                   1,000,000
  Hired Autos
  Non-Owned Autos
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY OF INSURANCE                                                      Page 2
                                            Prepared: 08/26/98
                                            Supple-Merrill & Driscoll Inc.
For:     International Information Tech     Insurance Agents and Brokers
         Richard Rodriguez                  P.O. Box 2408
         2333 Ponce De Leon, Suite 1108     Pasadena, CA
         Coral Gables, FL                   91102            626-795-9921
         33134-            305-460-6855

------------------------------------------------------------------------------------------------------------------------------
Coverage                            Amount           Company                      Policy No            Eff            Exp
Business Auto (Continued)

Other Coverages
 HIRED AUTO                               25,000
  9

Hired Auto Physical Damage
Comprehensive Deductible                     500
Collision Deductible                         500

Umbrella                                             Federal Insurance Company    7977-19-55           03/10/98       03/10/99

Liability Limit Each Occurrence        2,000,000
Liability Aggregate Limit              2,000,000     > EXCLUDES E & O
Retained Limit                               -0-

Workers Compensation                                 Agricultural Insurance Co    WC-9548579-00        03/10/98       03/10/99

Named States: CA FL IL
Employer's Liability
 Each Accident                         1,000,000
 Disease - Policy Limit                1,000,000
 Disease - Each Employee               1,000,000
Other States: CA FL IL
------------------------------------------------------------------------------------------------------------------------------

[LOGO OF SEGUROS LA SEQURIDAD, C.A.]

                               CLAUSULA DE MOTIN,
                    DISTURBIOS LABORALES Y DANOS MALICIOSOS

1 RIESGOS CUBIERTOS

En consideracion al pago de prima adicional correspondiente a esta cobertura y contrariamente a lo indicado en la Clausula No. 2 de las Condiciones Particulares de la Poliza de Incendio, LA COMPANIA indemnizara los danos o perdidas (incluyendo los causados por Incendio o Explosion) que ocurran a los bienes asegurados y que sean ocasionados por, o a consecuencia de:

a)    Personas que tomen parte en Motines, Conmocion Civil, Disturbios Populares
      o Saqueos, que no asumieren las proporciones de, o llegasen a constituir unlevantamiento de cualquier tipo dirigido al derrocamiento del gobierno.

b) Disturbios laborales, Huelguistas, Obreros en cierre patronal, o personas que tomen parte en conflictos de trabajo.

c) El acto malicioso de cualquier persona o grupo de personas, sea que tal acto ocurra durante una alteracion del orden publico o no.

d) Las medidas para reprimir los actos antes mencionados que fuesen tomadas por las autoridades constituidas.

2. DEDUCIBLES

Toda reclamacion o perdida indemnizable estara sujeta a un deducible del uno por ciento (1%) sobre el monto de la suma asegurada bajo esta Clausula o el veinte por ciento (20%) sobre el monto de la reclamacion o perdida, lo que resulte mayor, sujeto a un minimo de bolivares equivalente a quince (15) veces el salario minimo basico urbano decretado por el Gobierno Nacional.

3. INICIO DE LA COBERTURA.

La cobertura otorgada por esta Clausula tendra efecto una vez transcurridos quince (15) dias continuos desde su contratacion, para cada uno le los casos indicados:

a) Fecha de su inclusion en la poliza. Este plazo de espera no regira para reemplazo o sustitucion de la poliza que incluya la cobertura otorgada por una Clausula de Motin, Disturbios Laborales y Danos Maliciosos en la misma u otra entidad aseguradora; por lo que dicho plazo no se aplicara en estos casos existiendo la continuidad de la cobertura una vez que el mismo se haya agotado.

b) Incremento de la suma asegurada por concepto de actualizacion de valores del bien asegurado descrito en la presente poliza.

4. PERIODO DE EXPOSICION

Los danos o perdidas ocasionados por cualesquiera de los riesgos citados en el punto Uno (1) de esta Clausula, daran origen a una reclamacion separada por cada uno de ellos. Si varios de estos danos o perdidas, ocurren dentro del periodo de setenta y dos (72) horas consecutivas a partir de la primera reclamacion por la poliza a la cual se adhiere esta Clausula, los danos o perdidas ocurridos durante tal periodo de setente y dos (72) horas seran considerados como un solo siniesto.

5 EXCLUSIONES

a) Perdidas o dafios ocasionados por cualquiera de los riesgos que se aseguren mediante esta cobertura, si dichas perdidas o danos en su origen
      o extension fuesen ocasionados directa o indirectamente o se den en el curso de: guerra, invasion, acto de enemigo extranjero, hostilidades u operaciones belicas (haya habido declaracion de guerra a no), insubordinacion militar, levantemiento militar, insurreccion, rebelion, revolucion, guerra de guerrillas, guerra civil, poder militar o usurpacion de poder, o cualquier acto de cualquier persona que actue en nombre de o en relacion con cualquier organizacion con actividades dirigidas a la destitucion por la fuerza del gobierno de jure o de facto o influenciario mediante el terrorismo o la violencia; o fuesen la consecuencia directa o indirecta de cualquiera de dichos eventos o sucedan en conexion con ellos.

[LOGO OF SEGUROS LA SEQURIDAD, C.A.]

                                CUADRO DE POLIZA

Renovable x Lapsos: ANUALES                                    Poliza: 559057280
Forma de Pago     : ANUAL CON RENOVACION EN FEBREROR           Pagina:         1
Emision           : 12/02/1998                                           EMISION
Equipo            : 044506 Unidad 6 No Corporativas Patr-Reg. Capita
Tipo de Moneda    : BOLIVARES                                  Fecha: 18/02/1998

                         DORADA DE INDUSTRIA Y COMERCIO

      Asegurado: INFORMATION TECHNOLOGY
      Vigencia:  desde el 12/02/1998 a las 12 m.
                 hasta el 12/02/1999 a las 12 m.
      Domicilio: AV. FCO. MIRANDA. C/PPAL. CASTELLANA
                 EDIF. SEDE GER. LA CASTELLA, P-3, L-3B
      Productor: 7918 SANCHEZ LOPEZ, LUIS ALBERTO

Quedan cubiertos los conceptos relancionados a continuacion para los que se inserta un limite especifico de Responsabilidad de la Compania en el renglon correspondiente.

PARTIDAS/COBERTURAS          VALOR A     PRIMER       SUMA             PRIMA
                              RIESGO     RIESGO     ASEGURADA
EDIFICACIONES                1,194,774                                4,637.21
  Incendio                                          1,194,774
  Motin, lab, d. Malic.                             1,194,774
  Extension Cobertura                               1,194,774
  Danos Por Agua.                                   1,194,774
EXIS. Y DEMAS CONTEN.       23,390,814                               90,785.59
  Incendio                                         23,390,814
  Motin, lab, d. Malic.                            23,390,814
  Extension Cobertura                              23,390,814
  Danos Por Agua                                   23,390,814
  Conbertura Automatica 10%                         2,339,081
  Perd Indir Ind Y Com 10%                          2,572,990
EXISTENCIAS (ROBO)          23,390,814                               96,074.85
  Robo                                             23,390,814
  Asalto Y Atraco                                  23,390,814
  Cob. Automatica Robo 10%                          2,339,081

COBERTURAS ADICIONALES:
 GTOS. EXTRAORDINARIOS                                 50,000              .00
 DANOS INT. EQ. ELECTR.                            16,494,787        44,535.92

 - Deductible(s): Segun condiciones particulares excepto:

[LOGO OF SEGUROS LA SEQURIDAD, C.A.]

                                CUADRO DE POLIZA

Renovable x Lapsos: ANUALES                                    Poliza: 559057280
Forma de Pago     : ANUAL CON RENOVACION EN FEBREROR           Pagina:         2
Emision           : 12/02/1998                                           EMISION
Equipo            : 044506 Unidad 6 No Corporativas Patr-Reg. Capita
Tipo de Moneda    : BOLIVARES                                  Fecha: 18/02/1998

                         DORADA DE INDUSTRIA Y COMERCIO

PARTIDAS/COBERTURAS          VALOR A     PRIMER       SUMA             PRIMA
                              RIESGO     RIESGO     ASEGURADA

Danos Int. Eq. Electr.  10% sobre la Perdida Indemnizable
                        sujeto a un minimo de 50000 Bs
                        aplicado a cada siniestro indemnizable.


                                                Suma Asegurada :    29,547,659
                                                Prima a Cobrar :    236,033.55
                                                Prima Futura   :    236,033.57

                                                /s/ [ILLEGIBLE]
------------------                              ------------------------------
   El Asegurado                                    Seguros La Seguridad. C.A.

                                            [SEAL OF SEGUROS LA SEQURIDAD, C.A.]

NOTA: El presente cuadro sustituya los de fecha anterior.
Aprobado por la Superintendencia de Seguros, segun Oficio No. 0434 de fecha 11/02/83.

[LOGO OF SEGUROS LA SEQURIDAD, C.A.]

                            HOJA DE ESPECIFICACIONES

Renovable x Lapsos: ANUALES                                    Poliza: 559057280
Forma de Pago     : ANUAL CON RENOVACION EN FEBREROR           Pagina:         3
Emision           : 12/02/1998                                           EMISION
Equipo            : 044506 Unidad 6 No Corporativas Patr-Reg. Capita
Tipo de Moneda    : BOLIVARES                                  Fecha: 18/02/1998

                         DORADA DE INDUSTRIA Y COMERCIO

CARACTER STICAS DEL INMUEBLE ASEGURADO:

 - Indole de Actividad del Asegurado:
    PROCESAMIENTO ELECTRONICO DE DATOS VENTAS DE EQUIPOS

 - Valcres a Riesgo de los Intereses Asegurados:

   Partida               Interes Asegurado         Valores a Riesgo

   Edificaciones           Edificio                     1,194,774
   Exis.Y Demas Conten.    Mobiliario                   6,896,027
                           Equipo Electronico          16,494,787
   Existencias (robo)      Mobiliario                   6,896,027
                           Equipo Electronico          16,494,787

 - Localidad Principal:

   Predios:   AV.FCO.MIRANDA, C/PPAL. CASTELLANA
              EDIF. SEDE GER. LA CASTELLA, P-3, L-3B

   Tipos de Construccion para Incendio:

              Estructura:     RESISTENTE AL FUEGO
              Techo:          RESISTENTE AL FUEGO
              Paredes:        RESISTENTE AL FUEGO

   Cantidad de Pisos:            10

   Linderos.  Norte:          ESTACIONAMIENTO
              Sur:            PASILLO CIRCULACION
              Este:           ESCALERAS
              Oaste:          OFICINA 3A

   Cantidad de localidades:      1

 - Condiciones Especiales:

[LOGO OF SEGUROS LA SEQURIDAD, C.A.]

                            HOJA DE ESPECIFICACIONES

Renovable x Lapsos: ANUALES                                    Poliza: 559057280
Forma de Pago     : ANUAL CON RENOVACION EN FEBREROR           Pagina:         4
Emision           : 12/02/1998                                           EMISION
Equipo            : 044506 Unidad 6 No Corporativas Patr-Reg. Capita
Tipo de Moneda    : BOLIVARES                                  Fecha: 18/02/1998

                         DORADA DE INDUSTRIA Y COMERCIO

      INDOLE DE ACTIVIDAD: COMERCIALIZACION SOFTWARE.

      NOTA: SE ADHIERE LA CLAUSULA DE MOTIN APROBADA POR LA SUPERINTENDENCIA DE
            SEGUROS, SEGUN RESOLUCION No. 35873, EN SUSTITUCION A LA DEL CONDICIONADO GENERAL.

NOTA: El presente cuadro sustituya los de fecha anterior.
Aprobado por la Superintendencia de Seguros, segun Oficio No. 0434 de fecha

                                 SCHEDULE 4.27

            TRANSACTIONS WITH CERTAIN PERSONS AND OTHER DISCLOSURES

DISCLOSURE OF OTHER BUSINESS INTERESTS

Shareholders Michael Mai and Vicente Perez de Tudela currently have an interest in a separate company, MBR Inc. Their stockholdings in such company are:

      o     Michael Mai -- 200,000 shares (20% of the outstanding stock)

      o Vicente Perez de Tudela -- 150,000 shares (15% of the outstanding stock)

MBR is in the business of Help Desk Software Development and does not present a conflict of interest with the operations of IIT Holding Inc. and its subsidiaries. Messrs. Mai and Perez de Tudela are both Directors of MBR Inc. and have no day to day participation on the operations. The president of MBR Inc. is John Rocha, a former employee of International Information Technology, Inc.

Neither Sebastian Alegrett nor Carlos E. Bravo have any ownership or involvement past or present in MBR Inc.

DISCLOSURE OF ANY OF SELLER'S FAMILY INVOLVEMENT IN ANY OF THE ACQUIRED
COMPANIES

Eduardo Alegrett, Sebastian Alegrett's brother, acts as Director of Corporate Relations in the Venezuelan operations. His compensation is $1000 per month plus 5% of new sales.

Jose Raul Alegrett, Sebastian Alegrett's brother, was a minority shareholder of International Information Technology IIT, C.A., prior to May 1998. He now has no ownership interest in any of the acquired companies.

He is currently operating as a Treasurer and has a monthly Director's salary of $1000.

                                 SCHEDULE 4.28

                     CUSTOMERS, DISTRIBUTORS AND SUPPLIERS

1) The Attached Vendor List is since inception and includes employees as vendors due to the way the software system treats al payees as vendors (22 pages)

2)    There are no Distributors

3)    The Customer list is since inception (3 pages)

4) There are no suppliers who have sold $500,000 of products or services to the Acquired Companies on an annualized basis

5)    Top 10 Clients (Based on Sales)


--------------------------------------------------------------

Client                                             Total Sales
--------------------------------------------------------------
Uni-Health                                         $   237,001
--------------------------------------------------------------
Sunglass Hut International                         $   248,853
--------------------------------------------------------------
Ameritech Comm. Inc.                               $   287,043
--------------------------------------------------------------
Kaiser F Health Plan, Inc.                         $   296,652
--------------------------------------------------------------
DFS Group Limited                                  $   385,207
--------------------------------------------------------------
American Protective Serv., Inc                     $   564,999
--------------------------------------------------------------
Dreyer's Grand Ice Cream                           $   638,188
--------------------------------------------------------------
Nissan                                             $   967,865
--------------------------------------------------------------
Southern California Edison                         $ 1,005,895
--------------------------------------------------------------
Peoplesoft, Inc.                                   $ 1,386,102
--------------------------------------------------------------

Venezuela Customers

--    Banco de Venezuela

--    Molilnet

                                                                         Page: 1

                      International Information Technology
                            Vendor Master File List

Filter Criteria includes: Report order is by ID.
--------------------------------------------------------------------------------------------------
VENDOR ID                       ADDRESS LINE 1                     CONTACT            TERMS
VENDOR                          ADDRESS LINE 2                     TELEPHONE 1        VEND SINCE
                                CITY ST ZIP                        TELEPHONE 2
                                                                   FAX NUMBER
--------------------------------------------------------------------------------------------------
0000                            906 Escobar Avenue                                    Net 30 Days
Luis Sebastian Alegrett                                                               6/11/94
                                Coral Gables, FL 33134

0001                            110 Newpot Center Dr               Christi Vaughan    Net 30 Days
The Executive Office            Suite 200                          (714) 644-4492     6/11/94
                                Newport Beach, CA 92660 USA
                                                                   (714) 759-1853

0002                            P.O Box 78522                                         Net 30 Days
AT&T                                                               (800) 524-2455     6/11/94
                                Phoenix, AZ 85062-8522 USA

0003                            Payment Center                                        Net 30 Days
Pacific Bell                                                       714 729-3170       6/11/94
                                Van Nuys, CA 91388-0001 USA

0004                            7061 Westminster Blvd.                                Net 30 Days
Westminster Journal                                                (714) 895-3484     6/11/94
                                Westminster, CA 92683 USA

0006                            Irvine Industrial Branch #101      Vicky, Tammy       Net 30 Days
Bank Of America                 4101 MacCarthur Boulevard          (714) 973-8495     6/11/94
                                Newport Beach, CA 926660 US

0007                            3300 Newport Blvd.                 Shirley Chenette   Net Due
City Of Newport Beach                                              (714) 644-3073     6/11/94
                                Newport Beach, CA 92660 USA

0008                            P.O Box 6404                       Robert             Net 30 Days
Cort Furniture Rental                                              (818) 244-0100     6/11/94
                                Glendale, CA 9 1225-0404 USA

0009                            Post Office                                           Net 30 Days
US Post Office                                                                        6/11/94
                                USA

0010                            Galeria Mall                                          Net 30 Days
Art Showcases                                                                         6/11/94
                                Glendale, CA 91206 USA

0011                            I.R.C.                                                Net 30 Days
Secretary Of State              1500 11th Street                                      6/11/94
                                Sacramento, CA 95814-5701 US

0012                            1 City Boulevard West,             Wayne or James     Net 30 Days
WFB                             Suite 308                          (714) 634-2522     6/11/94
                                Orange, CA 92668 USA
                                                                   (714) 634-0686

0013                            Orange County Airport                                 Net Due
American Airlines                                                                     6/11/94
                                Airport, CA 92714 USA

0014                            340 Portage Ave                                       Net 30 Days

                                                                         Page: 2

                      International Information Technology
                            Vendor Master File List

Filter Criteria includes: Report order is by ID.
--------------------------------------------------------------------------------------------------
VENDOR ID                       ADDRESS LINE 1                     CONTACT            TERMS
VENDOR                          ADDRESS LINE 2                     TELEPHONE 1        VEND SINCE
                                CITY ST ZIP                        TELEPHONE 2
                                                                   FAX NUMBER
--------------------------------------------------------------------------------------------------
Frys Electronics                Corporate Office                   (415) 496-6100     6/11/94
                                Palo Alto, CA 94306 USA
                                                                   (415) 496-6129

0015                            350 S. San Fernando Rd             Dorothy/Donna      Net 10 Days
The Promenade Apartments                                           (818) 954-8250     6/11/94
                                Burbank, CA 91502 USA

0016                            P.O. Box 1140                                         Net 30 Days
Federal Express                                                                       6/11/94
                                Memphis, TN 38101-1140

0018                            134 W. Magnolia                                       Net 30 Days
Burbank - PSD                                                      (818) 953-9630     6/20/94
                                Burbank, CA 91502

0019                            P.O Box C                                             Net 30 Days
The Gas Company                                                    (818) 953-9630     6/20/94
                                Monterrey Park, CA 91756 USA

0020                            10 Osprey Lane                                        Net 30 Days
Bethany Cloud                                                      (714) 837-3089     6/20/94
                                Aliso Viejo, CA 92656 USA          (714) 729-3170
                                                                   Mother:
                                                                   (310) 431-7811

0021                            2416 W. Tennyson                                      Net 30 Days
Haydee Ordonez                                                     (510) 732-1648     6/20/94
                                Hayward, CA 92660 USA

0022                            110 Newport Center Dr              Sebastian Alegrett Net 30 Days
S. Alegrett, DBA Intl           Suite 200                          (714) 729-3170     7/6/94
Info Tech                       Newport Beach, CA 92660 USA
                                                                   (714) 759-1853

0023                            933 S. Euclid Avenue               Janet White        Net 30 Days
Costa Azul Travel                                                  (714) 520-4535     9/5/94
                                Anaheim, CA 92802 USA

0024                            5355 Orangethorpe Ave              Chona Pugeda       Net 30 Days
ADP                             Attn: Mail Stop 804                (714) 228-4142     9/5/94
                                La Palma, CA 90623 USA
                                                                   (714) 739-6175
0025                                                                                  Net 30 Days
L.A Cellular                                                                          9/5/94

0026                            10615 Kirvale Dr.                  Michael Mai        Net 30 Days
Michael Mai                                                                           9/17/94
                                Houston, TX 77089

0027                                                                                  Net 30 Days
INC. Magazine                                                                         9/17/94

0028                                                                                  Net 30 Days
U.S Latin Trade                                                                       9/17/94

                                                                         Page: 3

                      International Information Technology
                            Vendor Master File List

Filter Criteria includes: Report order is by ID.
--------------------------------------------------------------------------------------------------
Vendor ID                       Address line 1                     Contact            Terms
Vendor                          Address line 2                     Telephone 1        Vend Since
                                City ST ZIP                        Telephone 2
                                                                   Fax Number
--------------------------------------------------------------------------------------------------
0029                                                                                  Net 30 Days
Stefania Faraone                                                                      9/17/94
                                Caracas Venezuela

0030                                                                                  Net 30 Days
Home Depot                                                                            9/17/94

0031                                                                                  Net 30 Days
Circuit City                                                                          9/17/94

0032                                                                                  Net 30 Days
South West Airlines                                                                   9/17/94

0033                                                                                  Net 30 Days
Bill Maxey Toyota                                                                     9/18/94
                                Huntington Beach, CA 92648

0034                            Airport                                               Net 30 Days
United Airlines                                                                       10/9/94
                                Santa Ana, CA

0035                                                               Leslie             Net 30 Days
State Compensation Ins. Fund                                                          10/9/94
                                Costa Mesa, CA

0036                                                               Geoff Wolfe        Net 30 Days
PeopleSoft, Inc                                                                       12/16/94
                                Walnut Creek, CA

0037                            122 E. Siox St.                                       Net 30 Days
Karisa Kenyon                                                                         12/16/94
                                Pierre, SD 57501

0038                            P.O. Box 7014                                         Net 30 Days
Toyota Motor Corp.                                                                    12/16/94
                                Anaheim, CA 92850-7014

0039                            15255 S. 94th Ave.                                    Net 30 Days
Prudential Securities                                                                 12/20/94
                                Orland Park, IL 60462

0040                                                                                  Net 30 Days
Glendale Toyota                                                                       12/20/94

0041                            P.O. Box 25004                                        Net 30 Days
AAA                                                                                   12/20/94
                                Santa Ana, CA 92660-6908

                                                                         Page: 4

                      International Information Technology
                            Vendor Master File List

Filter Criteria includes: Report order is by ID.
--------------------------------------------------------------------------------------------------
VENDOR ID                       ADDRESS LINE 1                     CONTACT            TERMS
VENDOR                          ADDRESS LINE 2                     TELEPHONE 1        VEND SINCE
                                CITY ST ZIP                        TELEPHONE 2
                                                                   FAX NUMBER
--------------------------------------------------------------------------------------------------
0042                                                                                  Net 30 Days
Price Club                                                                            12/20/94

0043                            1315-67th St.                                         Net 30 Days
Wine Finders                                                                          12/20/94
                                Emeryville, CA 94608-1125

0044                            P.O. Box 813080                                       Net 30 Days
Dell Financial Services                                                               12/20/94
                                Chicago, IL 60681-3080

0045                                                                                  Net 30 Days
United Rental                                                                         12/20/94

0046                                                                                  Net 30 Days
Pasta Bravo                                                                           12/20/94

0047                                                                                  Net 30 Days
Party World                                                                           12/20/94

0048                                                                                  Net 30 Days
Trader Joes                                                                           12/20/94

0049                                                                                  Net 30 Days
Parson Technology, Inc.                                                               12/20/94

0050                                                                                  Net 30 Days
Century Parking                                                                       12/20/94

0051                                                                                  Net 30 Days
Good Guys                                                                             12/20/94

0052                                                                                  Net 30 Days
Lise Cloud                                                                            12/20/94

0053                                                               J. Raul Alegrett   Net 30 Days
Atagrop                                                            58-2-9792623       1/3/95
                                Caracas Venezuela

0054                                                                                  Net 30 Days
Frances Cloud                                                                         1/3/95

                                                                         Page: 5

                      International Information Technology
                            Vendor Master File List

Filter Criteria includes: Report order is by ID.
--------------------------------------------------------------------------------------------------
Vendor ID                       Address line 1                     Contact            Terms
Vendor                          Address line 2                     Telephone 1        Vend Since
                                City ST ZIP                        Telephone 2
                                                                   Fax Number
--------------------------------------------------------------------------------------------------
0055                            1505 Pavillion Place                                  Net 30 Days
Peachtree Accounting Systems                                                          1/13/95
                                Norcross, GA 300939901

0056                            2501 E. Chapman Ave.                                  Net 30 Days
Bob Kienis CPA                  Ste. 150                                              2/21/95
                                Fullerton, CA 92631

0057                            2402 Michelson Dr.                 Holly              Net 30 Days
Page One                        Ste. 100                           714 851-1530       5/1/95
                                Irvine, CA 92715
                                                                   714 851-3947

0058                                                               Cindy              Net 30 Days
PIP Printers CA                                                                       6/3/92
                                Costa Mesa, CA 92626


0059                            2351 S.W. 37th Ave.                Carol              Net 30 Days
Gables Terrace                  Apt. #905                                             8/4/92
                                Miami, FL 33145

0060                            4555 SW 72nd Ave.                                     Net 30 Days
Aah Miami Mini Store-It                                            305 667-0926       8/25/92
                                Miami, FL 33155

0061                            6907 Buffkin Ln.                                      Net 30 Days
Joyce Cordingly                                                                       8/25/92
                                Houston, TX 77069

0062                            P.O. Box 70807                                        Net 30 Days
Bell South                                                         800 780-2800       8/25/92
                                Charlotte, NC 28272-0807

0063                            33 New Montgomery                  Sarah              Net 30 Days
Holly Travel                    Suite 1280                         415 543-6522       8/25/92
                                San Francisco, CA 94105
                                                                   415 495-1825

0064                            5000 Arlington Centre Blvd.                           Net 30 Days
CompuServe                      P.O. Box 20212                                        10/3/92
                                Columbus, OH 43220-0212

0065                            P.O. Box 628201                                       Net 30 Days
AT&T Wireless                                                                         11/7/92
                                Orlando, FL 32862-8201

0066                            50 Alhambra Plaza                                     Net 30 Days
Hyatt Regency Coral Gables                                         (305) 441-1234     12/17/95
                                Coral Gables, FL 33134
                                                                   (305) 443-7702

0067                            19502 Ranch Lane                                      Net 30 Days
Vicente Perez de Tudela         #102                               (714) 969-9007     12/17/95
                                Huntington Beach, CA 92648         (714) 729-3170

                                                                         Page: 6

                      International Information Technology
                            Vendor Master File List

Filter Criteria includes: Report order is by ID.
--------------------------------------------------------------------------------------------------
VENDOR ID                       ADDRESS LINE 1                     CONTACT            TERMS
VENDOR                          ADDRESS LINE 2                     TELEPHONE 1        VEND SINCE
                                CITY ST ZIP                        TELEPHONE 2
                                                                   FAX NUMBER
--------------------------------------------------------------------------------------------------
0068                            7000 S.W. 62nd Ave.                Olga Manresa       Net 30 Days
Travelers Insurance/AAA                                                               12/17/95
                                South Miami, FL 33143
                                                                   (305) 669-3614

0069                            l6 Iris Lane                                          Net 30 Days
Fabian Galarza                                                     (415) 329-8104     12/17/95
                                Menlow Park, CA 94025              (714) 729-3170

0070                                                                                  Net 30 Days
Express Mail                                                                          2/20/96

0071                            2200 Old Germantow Rd.                                Net 30 Days
Office Depot                                                       1800-6858800       3/14/96
                                Delray Beach, FL 33445             305 860-9484

0072                                                               Raul Alegrett      Net 30 Days
IIT, C.A.                                                                             3/14/96

0073                                                                                  Net 30 Days
Raul Alegrett                                                                         3/14/96

0074                            100 Universal City Plaza           Mike Colgrove      Net 30 Days
Multiple Scolerosis                                                818 777-1000       4/26/96
                                Universal City, CA 91608

0075                            2655 Le Jeune Rd                   Rolando Regato     Net 30 Days
Gables Int'l Equities Corp.                                        305-441-9548       6/17/96
                                Coral Gables, FL 33134
                                                                   305-445-0148

0076                                                               Nick               Net 30 Days
Cleo Tours                                                                            6/17/96

0077                            Remittance Center                                     Net 30 Days
Travelers Insurance             One Tower Square                                      7/17/96
                                Hartford, CT 06183-9001

0078                            2701 Le Jeune Rd.                  Gary Alexander     Net 30 Days
Alexander & Wheeler CPA's       Ste. 300                           305 448-1626       7/17/96
                                Coral Gables, FL 33134
                                                                   305 443-0309

0079                            2351 SW 37th Ave                   Caswell Dunlap     Net 30 Days
Caswell Dunlap                  Apt. 802                                              10/4/96
                                Miami, FL 33145 USA

0080                            1055 N. Lincoln                    Vincent Mancino    Net 30 Days
Vincent Mancino                                                                       10/4/96
                                Burbank, CA

0081                            18749 S. DIXIE HIGHWAY                                Net 30 Days

                                                                         Page: 7

                      International Information Technology
                            Vendor Master File List

Filter Criteria includes: Report order is by ID.
--------------------------------------------------------------------------------------------------
Vendor ID                       Address line 1                     Contact            Terms
Vendor                          Address line 2                     Telephone 1        Vend Since
                                City ST ZIP                        Telephone 2
                                                                   Fax Number
--------------------------------------------------------------------------------------------------
PIP PRINTING- MIAMI                                                (305)255-5020      10/28/96
                                MIAMI, FL 33157
                                                                   (305)378-5561

0082                            550 El Dorado Street               Dana Justin Coates Net 30 Days
Supple-Merrill & Driscoll, Inc  P.O. Box 2408                      (626)795-9921      11/4/96
                                Pasadena, CA 91102
                                                                   (626)844-2126
0083                            2120 S.W. 126 Ct.                                     Net 30 Days
Maria T. Fernandez                                                 (305)551-3883      11/7/96
                                Miami, FL 33175

0084                            CompuServe                                            Net 30 Days
Comp U.S.A.                     Dept. L-742                                           11/18/96
                                Columbus, OH 43268-0742

0085                            2655 LeJeune Road                  Carolina Ochoa     Net 30 Days
Office Team                                                        (305)445-4662      11/20/96
                                Miami, FL 33134
                                                                   (305)445-2474

0086                                                                                  Net 30 Days
I.I.T. Citibank                                                                       11/25/96

0087                            800 N. E. 125th Street                                Net 30 Days
Award Maker, Inc.                                                  305-8938081        12/2/96
                                Miami,FL 33161
0088                                                                                  Net 30 Days
Job Center                                                                            1/22/97

0089                                                                                  Net 30 Days
Walsworth, Franklyn, Bevins &                                      714-6342522        2/10/97

0090                                                                                  Net 30 Days
Maverick Digital                                                                      2/10/97

0091                                                                                  Net 30 Days
South Florida Magazine                                                                2/24/97

0092                                                                                  Net 30 Days
P.0.V.                                                                                3/4/97

0093                                                                                  Net 30 Days
EDD                                                                                   3/11/97

0094                            Suite 100                                             Net 30 Days
Paychex                         8181 N.W l54th Street                                 3/11/97

                                                                         Page: 8

                      International Information Technology
                            Vendor Master File List

Filter Criteria includes: Report order is by ID.
--------------------------------------------------------------------------------------------------
VENDOR ID                       ADDRESS LINE 1                     CONTACT            TERMS
VENDOR                          ADDRESS LINE 2                     TELEPHONE 1        VEND SINCE
                                CITY ST ZIP                        TELEPHONE 2
                                                                   FAX NUMBER
--------------------------------------------------------------------------------------------------
                                Miami Lakes, FL 33016-5817
0095                                                                                  Net 30 Days
David Graham                                                                          3/11/97

0096                                                                                  Net 30 Days
United Parcel Service                                                                 3/14/97

0097                            16530 Ventura Boulevard                               Net 30 Days
David M. Sturman, APC                                                                 4/8/97
                                Encino, CA

0098                                                                                  Net 30 Days
Zebra Graphics                                                                        4/14/97

0099                                                                                  Net 30 Days
Network Solutions                                                                     4/14/97

0100                                                                                  Net 30 Days
Computer City                                                                         4/28/97

0102                            23205 Sorrel Ct.                   Caroline Kish      Net 30 Days
IO Consulting Inc.                                                                    5/14/97
                                Valencia, CA 91354

0103                                                                                  Net 30 Days
Cynthia Kenny                                                                         5/20/97

0104                            2134 Sunset Drive                  Kathy McMahon      Net 30 Days
Management and Consulting Tec                                      310-771-6064       5/28/97
                                Ventura, CA 93001                  805-652-0889

0105                            P.O. B0X 371992                                       Net 30 Days
Sanwa Leasing Corp.-(Security)                                     (800) 959-5936     6/18/97
                                PITTSBURG, PA 15250-7992 U
                                                                   (810) 637-3570

0106                            P.O. Box 371992                                       Net 30 Days
Sanwa Leasing Corp.                                                (800) 959-5936     6/19/97
                                Pittsburg, PA. 15250-7992 USA
                                                                   (810) 637-3570

0107                                                                                  Net 30 Days
Logistix, Inc.                                                                        6/25/97

0108                            Building & Zoning Dpt.-Cert. o                         Net 30 Days
City of Coral Gables            P.0.  Box 141549                                      6/25/97
                                Coral Gables, FL 33114-1549

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Vendor                          Address line 2                     Telephone 1        Vend Since
                                City ST ZIP                        Telephone 2
                                                                   Fax Number
--------------------------------------------------------------------------------------------------
0109                            7852 N. W. 71th street             Blanca Vinas       Net 30 Days
Florida Freight Forwarding Ser                                     305.5991493        6/25/97
                                Miami,FL 33166
                                                                   305-5991497
0111                                                                                  Net 3O Days
Nelson Chen                                                                           7/11/97

0113                                                                                  Net 30 Days
Carnival Airlines                                                                     8/5/97

0114                                                                                  Net 30 Days
Conference Planners                                                                   8/12/97

0115                                                                                  Net 30 Days
Opts Events                                                                           8/12/97

0116                                                                                  Net 30 Days
Bernardo Reitich Design                                                               8/20/97

0117                                                                                  Net 30 Days
Global Intelligence                                                                   8/20/97

0118                                                                                  Net 30 Days
General Graphics                                                                      8/21/97

0119                                                                                  Net 30 Days
The Barrington Group                                                                  9/3/97

0120                                                                                  Net 3O Days
Vivien Hsuing                                                                         9/3/97

0121                                                                                  Net 30 Days
The Sharper Image                                                                     9/3/97

0122                            219 Ryan Way                                          Net 30 Days
Charles Graphics                                                                      9/15/97
                                So. San Francisco, CA 94080

0124                                                                                  Net 30 Days
Office Max                                                                            9/22/97
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VENDOR                          ADDRESS LINE 2                     TELEPHONE 1        VEND SINCE
                                CITY ST ZIP                        TELEPHONE 2
                                                                   FAX NUMBER
--------------------------------------------------------------------------------------------------
0125                                                                                  Net 30 Days
Lorraine Travel                                                                       9/22/97

0126                                                                                  Net 30 Days
Dynamic Resources Workprocess                                                         9/22/97

0127                                                                                  Net 30 Days
Costco Wholesale                                                                      10/6/97

0128                                                                                  Net 30 Days
Carlos E. Bravo                                                                       10/6/97

0129                                                                                  Net 3O Days
Denise Singh                                                                          10/6/97

0130                                                                                  Net 30 Days
Penni Kessler                                                                         10/6/97

0131                            File 5533l                                            Net 30 Days
Blue Shield of California                                                             10/6/97
                                Los Angeles, CA 90074-5331

0132                                                                                  Net 30 Days
Roadway Express                                                                       11/5/97

0133                                                                                  Net 30 Days
Los Angeles Times                                                                     11/5/97

0134                                                                                  Net 30 Days
The Miami Herald                                                                      11/5/97

0135                                                                                  Net 30 Days
Richard Rodriguez                                                                     11/13/97

0136                                                                                  Net 30 Days
San Francisco Newspaper Agency                                                        11/13/97

0137                            P.O. Box 0252l8                                       Net 30 Days
Dade County Tax Collector                                                             11/14/97
                                Miami, FL 33102
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Vendor                          Address line 2                     Telephone 1        Vend Since
                                City ST ZIP                        Telephone 2
                                                                   Fax Number
--------------------------------------------------------------------------------------------------
0138                                                                                  Net 30 Days
Nissan                                                                                11/17/97

0139                            2333 Ponce de Leon Blvd                               Net 30 Days
IBEX Colonnade Group Inc        Suite 201                                             11/17/97
                                Coral Gables, FL 33134

0140                                                                                  Net 30 Days
The Peninsula Beverly Hills                                                           11/24/97

0141                            1221 Brickell Avenue                                  Net 30 Days
US Parking Limited Inc.         Box 96                             536-1237           12/5/97
                                Miami, FL 33131

0143                            1901 N. Roselle Road                                  Net 30 Days
HQ Schammburg II. Buss. Center  Suite 800                                             12/18/97
                                Schaumburg, IL 60195

0144                                                                                  Net 30 Days
Utah Dept. of Workforce Service                                                       12/18/97

0145                                                                                  Net 30 Days
Utah State Tax Comm.                                                                  12/18/97

0146                                                                                  Net 30 Days
HA-LO Marketing                                                                       12/18/97

0147                                                                                  Net 30 Days
Chicago Tribune                                                                       12/18/97

0148                            PO BOX 95383                                          Net 3O Days
The Guardian                                                                          12/18/97
                                Chicago, IL 60694-5383

0149                            P.O. Box 4520                                         Net 30 Days
Ameritech                                                                             12/23/97
                                Carol Stream, IL 60197-4520

0150                                                                                  Net 3O Days
Computerworld                                                                         12/23/97

0151                            315 Diablo Road, Suite 212                            Net 30 Days
Nelson Technology Assoc.                                           510-855-3610       12/23/97
                                Danville, CA 94526

0153                                                                                  Net 30 Days
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VENDOR                             ADDRESS LINE 2                    TELEPHONE 1            VEND SINCE
                                   CITY ST ZIP                       TELEPHONE 2
                                                                     FAX NUMBER
------------------------------------------------------------------------------------------------------------
American Cancer Society                                                                     12/23/97

0154                                                                                        Net 30 Days
Resource Support Associates                                                                 12/24/97

0155                                                                                        Net 30 Days
Careers on Line                                                                             12/24/97

0156                               1215 47 Avenue #2                 Nelson Chen            Net 30 Days
First Webmaster, Inc.                                                415 731-0637           12/24/97
                                   San Francisco, CA 94122

0158                               14101 Commerce Way                Jose Hernandez         Net 30 Days
Ikon Office Solutions                                                                       1/8/98
                                   Miami Lakes, FL 33016

0159                               7200 N.W. 72nd Avenue             Ozzi                   Net 30 Days
AVE Office Furniture                                                                        1/8/98
                                   Miami, FL 33166

0161                                                                                        Net 30 Days
Collin L. Slye                                                                              1/8/98

0162                               233 15th Street NE                Susan Tolbert          Net 3O Days
Distinctive Solutions                                                                       1/15/98
                                   Atlanta, GA 30309

0163                               P.O. Box 740428                                          Net 30 Days
BSFS Equipment Leasing                                                                      1/20/98
                                   Atlanta, GA 30374-0428

0164                               7420 SW 48 Street                 Jose                   Net 30 Days
Altek Consulting Group                                               305-663-8391           1/27/98
                                   Miami, FL 33155
                                                                     305-663-9665

0165                               2801 Ponce de Leon Blvd           Sharon Thompson        Net 30 Days
Thompson Legal Services, Inc.      Suite 455                         305-448-0800           1/27/98
                                   Coral Gables, FL 33134

0166                               Department of Business Service                           Net 30 Days
Secretary of State - IL                                                                     1/28/98
                                   Springfield, IL 62756

0167                               10943 South Dixie highway                                Net 30 Days
kendall Toyota                                                       6656559                1/31/98
                                   Miami, FL 33156

0168                               A Law Corporation Suite 2400      Robert Kenny           Net 30 Days
Duckor Spradling & Metzger         401 West A Street                                        2/4/98
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VENDOR                             ADDRESS LINE 2                    TELEPHONE 1            VEND SINCE
                                   CITY ST ZIP                       TELEPHONE 2
                                                                     FAX NUMBER
------------------------------------------------------------------------------------------------------------
                                   San Diego, CA 92101-7915

0169                               720 N.W. 27 Ave                   Daniel A. Sabin        Net 30 Days
Sir Speedy                         Suite 104                         305 541-2116           2/12/98
                                   Miami, FL 33125
0170                                                                                        Net 30 Days
Rose Anne Healy                                                                             2/12/98

0171                               Stples Inc 8 Techonology Drive                           Net 30 Days
Staples, Inc.                      P.O. Box 5173                     1 800 333-3330         2/12/98
                                   Westborough, MA 01581
                                                                     1 800 333-3199

0172                               P.O. Box 751741                                          Net 3O Days
Bernard Hodes Advertising                                            212 935-4000           2/12/98
                                   Charlotte, NC 28275-1741

0173                               Processing Center                                        Net 30 Days
Zephyrhills spring water           P.O. Box 650640                   1800-6954446           2/24/98
                                   Dallas, TX 75265-0640

0174                               P.O. Box 8646                     Brian P. Kaufman       Net 30 Days
PeopleSoft USA                     Chicago                           510 468-2318           3/3/98
                                   , IL 60680-8646

0176                               11224 S.W. l89 th Terrace         Denise                 Net 30 Days
Sterling Foliage                                                                            3/6/98
                                   Miami, FL 33157

0177                               5893 Rue Ferrari                                         Net 30 Days
Hello Direct                                                                                3/9/98
                                   San Jose, CA 95138-1857

0178                               David Ankeny, Express HR          David Ankeny           Net 3O Days
Services Industry SIG              650 S. Shackleford Rd Suite 141                          3/9/98
                                   Little Rock, AR 72211

0179                               7440 N Kenda11 Dr                                        Net 30 Days
Computer City 29-4310                                                                       3/11/98
                                   Miami, FL 33156-

0180                               1 Centerpointe Drive                                     Net 30 Days
Arden Realty                       Suite 420                                                3/12/98
                                   La Palma, CA 90623

0181                               100 SE 1st Street, #45                                   Net 3O Days
Compubras                          Ultramont Mall                    305 358-8465           3/16/98
                                   Miami, FL 33131

0182                               Dept. 1039                                               Net 30 Days
Micron Electronics, Inc.           P.O. Box 34036                                           3/16/98
                                   Seattle, WA 98124-1936
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Vendor ID                          Address line 1                    Contact                Terms
Vendor                             Address line 2                    Telephone 1            Vend Since
                                   City ST ZIP                       Telephone 2
                                                                     Fax Number
------------------------------------------------------------------------------------------------------------

0183                               P.O. Box 79045                                           Net 30 Days
BellSouth Communication Syste                                                               3/17/98
                                   Baltimore, MD 21279-0045

0184                               5207-J Madison Avenue                                    Net 30 Days
Pension Organizers                                                                          3/17/98
                                   Sacramento, CA 95841-3051

0185                               1964 Westwood Blvd.                                      Net 30 Days
Jobtrak                            3rd Floor                                                3/17/98
                                   Los Angeles, CA 90025

0186                               2140 S. Richey                                           Net 30 Days
Office Furniture Unlimited                                           714 545-2004           3/18/98
                                   Santa Ana, CA 92705

0187                               396 Alhambra Circle                                      Net 30 Days
Citibank F.S.B. 50                                                                          3/24/98
                                   Coral Gables, FL 33134

0190                               Skytel Post Office Box 3887                              Net 30 Days
Skytel                                                                                      3/24/98
                                   Jackson, MS 39207-3887

0191                               Dept. 0830 P.O. Box 55000                                Net 30 Days
AT & T TeleConference Services                                                              3/24/98
                                   Detroit, MI 48255-0830

0192                               5050 W. Tennessee Street                                 Net 30 Days
Florida Dept. of Revenue                                                                    3/24/98
                                   Tallahassee, FL 32399-0135

0193                               P.O. Box 942857                                          Net 30 Days
California Franchise Tax Board                                                              3/24/98
                                   Sacramento, CA 94257-0501

0194                               150 Alhambra Circle Suite 800                            Net 30 Days
Verdeja And Gravier                                                                         3/24/98
                                   Coral Gables, FL 33134

0195                               999 Ponce de Leon Blvd                                   Net 30 Days
Marco De La Cal P.A                Suite 720                         305-4443800            3/25/98
                                   Coral Gables, FL 33134

0196                               210 N 1950 W                                             Net 30 Days
UTAH State Tax Commision                                                                    3/25/98
                                   SLC, UT 84134-0190

0197                               P.O. BOX 91001                                           Net 30 Days
Airborne Express                                                                            3/26/98
                                   Seattle, WA 98111
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                                                                        Page: 15

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VENDOR ID                          ADDRESS LINE 1                    CONTACT                TERMS
VENDOR                             ADDRESS LINE 2                    TELEPHONE 1            VEND SINCE
                                   CITY ST ZIP                       TELEPHONE 2
                                                                     FAX NUMBER
------------------------------------------------------------------------------------------------------------

0198                               1415 East Sunrise Blvd.                                  Net 30 Days
Juvenile Diabetes Foundation       Suite 504                                                3/30/98
                                   FT. Lauderdale, FL 33304

0199                               Department 77-6277                                       Net 3O Days
HA.LO                                                                                       3/30/98
                                   Chicago, IL 60678-6277

0200                               1906 Ponce de Leon Blvd.                                 Net 30 Days
OfficeMax                                                                                   3/30/98
                                   Coral Gables, FL 33134

0201                               8260 N.W. 68th Street             Blanca                 Net 30 Days
Florida Freight Forwarding                                                                  3/31/98
                                   Miami, FL 33166

0202                               6402 Lauren Lane                  DFS                    Net 30 Days
K2 Information Services, Inc.                                        (281)412-9620          4/9/98
                                   Pearland, TX 77584                (281) 244-1962

0204                                                                                        Net 30 Days
Mark McKnight                                                                               4/9/98

0205                                                                                        Net 30 Days
Troy Webb                                                                                   4/9/98

0206                                                                                        Net 30 Days
Kim Kest                                                                                    4/9/98

0207                                                                                        Net 30 Days
Joan Livernois                                                                              4/9/98

0208                                                                                        Net 30 Days
John Green                                                                                  4/9/98

0209                                                                                        Net 30 Days
John Rocha                                                                                  4/9/98

0210                               401 South State Street                                   Net 30 Days
Illinois Dept. of Employment                                                                4/9/98
                                   Chicago, IL 60605-2280

0211                               P.O. Box 55695                                           Net 30 Days
Personel Journal Workforce                                                                  4/15/98
                                   Boulder, CO 80322-5695
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                                                                        Page: 16

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VENDOR                             ADDRESS LINE 2                    TELEPHONE 1            VEND SINCE
                                   CITY ST ZIP                       TELEPHONE 2
                                                                     FAX NUMBER
------------------------------------------------------------------------------------------------------------

0212                               2902 Evergreen Parkway                                   Net 30 Days
HR Plus                            Suite 100                                                4/20/98
                                   Evergreen, CO 80439

0213                               4600 College Blvd                                        Net 30 Days
AFCO Insurance Premium Financ                                                               4/20/98
                                   Overland PK, KS 66211-1606

0214                                                                                        Net 30 Days
AEtna                                                                                       4/20/98

0215                                                                                        Net 30 Days
Jeff Suh                                                                                    4/21/98

0216                                                                                        Net 30 Days
Giang Nguyen                                                                                4/21/98

0217                               3376-C Chelsea Park Lane                                 Net 30 Days
Julie N. Marsh                     Norcross, Georgia 30092                                  4/23/98

0218                               PO. Box 19468                                            Net 30 Days
Illinois Department of Revenue                                                              4/27/98
                                   Springfield, IL 62794-9468

0219                               Revenue Division                                         Net 30 Days
City of Newport Beach              P.O. Box 1768                                            4/28/98
                                   Newport Beach, CA 92658-8915

0220                               Purchase Power                    Joanna Garcia          Net 30 Days
Pitney Bowes                       P0 Box 85042                      800 997 99007          4/28/98
                                   Louisville, KY 40285

0221                               P0 Box 632163                                            Net 30 Days
The Monster Board                                                    508-879-4641           4/28/98
                                   Cincinnati, OH 45263-2163

0222                                                                                        Net 30 Days
Graig Theobald                                                                              4/27/98

0223                                                                                        Net 30 Days
David Velasquez                                                                             4/27/98

0224                                                                                        Net 30 Days
Kim West                                                                                    4/27/98

0225                                                                                        Net 30 Days
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                                                                        Page: 17

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VENDOR                             ADDRESS LINE 2                    TELEPHONE 1            VEND SINCE
                                   CITY ST ZIP                       TELEPHONE 2
                                                                     FAX NUMBER
------------------------------------------------------------------------------------------------------------
Soraya Matos                                                                                4/29/98

0226                               4420 Rosewood Drive, Ste 500                             Net 30 Days
AT&T Capital Leasing Services                                        (510) 224-8569         4/29/98
                                   Pleasanton, CA 94588
                                                                     (800) 328-0673

0227                               7900 Nova Drive, Suite 101                               Net 30 Days
Select Jobs                                                                                 4/30/98
                                   Davie, FL 33324

0228                               14643 Dallas Parkway, Suite 525                          Net 30 Days
IHRIM, Inc.                                                                                 5/1/98
                                   Dallas, TX 75240-8805

0229                               3672 Coral Way                                           Net 30 Days
A-1 Ideal Business Mach.                                                                    5/6/98
                                   Miami, FL 33134

0230                               11 Golden Shore                   John Rocha             Net 30 Days
MBR Technologies, Inc.                                               (562) 495-0077         5/7/98
                                   Long Beach, CA 90802              (562) 930-9233
                                                                     (562) 495-0027

0231                               15930 S.W. 105th Avenue,                                 Net 30 Days
FEDB Computer Services                                                                      5/6/98
                                   Miami, FL 33157

0232                               7852 NW 71 Street                                        Net 30 Days
Florida Freight Fowarding                                                                   5/12/98
                                   Miami, FL

0233                               Your Online Employment Connec                            Net 30 Days
E. Span                            8440 Woodfield Crossing, #280                            5/13/98
                                   Indianapolis, IN 46240

0234                                                                                        Net 30 Days
Internal Revenue Service                                                                    5/18/98
                                   Atlanta, GA 39901

0235                               Data Operation Center                                    Net 30 Days
Social Secruity Administration                                                              5/18/98
                                   Wilkes-Barre, PA 18769 +

0236                               P.O. Box 826286                   California             Net 30 Days
Employment Development Dept.                                                                5/18/98
                                   Sacramento, CA 94230-6286 +

0237                               Suite 850, Sussex Place                                  Net 30 Days
Georgia Department Of Labor        148 International Blvd. N.E.                             5/21/98
                                   Atlanta, GA 30303-1751

0238                               Registration Unit                                        Net 30 Days
Georgia Department of Revenue      P.O. Box 740001                                          5/21/98
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VENDOR                             ADDRESS LINE 2                    TELEPHONE 1            VEND SINCE
                                   CITY ST ZIP                       TELEPHONE 2
                                                                     FAX NUMBER
------------------------------------------------------------------------------------------------------------
                                   Atlanta, GA 30374-0001

0239                                                                                        Net 30 Days
Jim Freyman                                                                                 5/27/98

0240                               PO Box 631l76                                            Net 30 Days
Online Career Center                                                 317 293-6499 ext239    5/28/98
                                   Cincinnati, OH 45263-1176
                                                                     317 293-6692

0241                               Embarcadero Center                Jennifer Geer          Net 30 Days
HQ Business Centers/CA             Two Embarcadero Center, #200      415-835-1300           5/29/98
                                   San Francisco, CA 94111-3834

0242                               P.O. Box 485                                             Net 30 Days
PsiNet, Inc.                                                                                6/1/98
                                   Herndon, VA 20172

0243                               1720 Oak Street                   Gary Clover            Net 30 Days
Micro Warehouse                                                                             6/3/98
                                   Lakewood, NJ 08701

0244                               Miramar Executive Center                                 Net 30 Days
Corona International Computer      3600 S. State Road, Suite 369                            6/3/98
                                   Miramar, FL 33023

0245                               1855 Washington #202                                     Net 30 Days
Jennifer Street                                                                             6/4/98
                                   San Francisco, CA 94109

0246                               Premium Audit Dept (Eastern)                             Net 30 Days
Hartford Insurance Group, Inc.     4401 Middle Settlement Road       (800) 962-6170         6/4/98
                                   New Hartford, NY 13413

0247                               4305 Hacienda Drive                                      Net 30 Days
PeopleSoft                                                                                  6/4/98
                                   Pleasanton, CA 94588

0248                               P.O. Box 7070                                            Net 30 Days
D & L Online, Inc.                                                   515-280-1144           6/5/98
                                   Des Moines, IA 50309

0249                               7900 Nova Drive Suite 101                                Net 30 Days
Select Jobs                                                          954-424-0563           6/5/98
                                   Davie, FL 33324
                                                                     954-424-6626

0250                               500 North State College Blvd.     Matt Degulis           Net 30 Days
American Capital Group             Suite 720                         (714) 937-4126         6/5/98
                                   Orange, CA 92868

0251                               52 Colin P. Kelly Jr. Street                             Net 30 Days
Medius IV                          Suite 101                                                6/9/98
                                   San Francisco, CA 94107
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                                                                        Page: 19

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VENDOR                             ADDRESS LINE 2                    TELEPHONE 1            VEND SINCE
                                   CITY ST ZIP                       TELEPHONE 2
                                                                     FAX NUMBER
------------------------------------------------------------------------------------------------------------

0252                               200 North Milwaukee Avenue                               Net 30 Days
CDW                                                                                         6/10/98
                                   Vernon Hills, IL 60061

0253                               1807 Ponce de Leon Blvd                                  Net 30 Days
Mels Travel Inc.                                                                            6/12/98
                                   Coral Gables, FL 33134

0254                                                                                        Net 30 Days
Charles G. Burleigh                                                                         6/15/98

0255                                                                                        Net 30 Days
Barbara Beatteay                                                                            6/15/98

0256                               3025 Creek Ct.                                           Net 30 Days
Acer Colt                                                                                   6/18/98
                                   Roswell, GA 30075

0257                               70 Hilltop Road                                          Net 30 Days
Alexander Hamilton Institute I                                                              6/24/98
                                   Ramsey, NJ 07446-1119

0258                               8808 Knott Avenue                                        Net 30 Days
Center Lock And Safe                                                                        6/24/98
                                   Buena Park, CA 90620

0259                               2333 Pence de Leon Blvd                                  Net 30 Days
Intenational Information Tech      Suite 1108                                               6/25/98
                                   Coral Gables, FL 33134

0260                                                                                        Net 30 Days
PeopleSoft.                                                                                6/25/98

0261                               7822 Walker Street                                       Net 30 Days
City of La Palma                                                     714-523-4023 106       6/26/98
                                   La Palma, CA 90623-1771
                                                                     714-523-2141

0262                               2000 Powers Ferry Road                                   Net 30 Days
The Computer Jobs Store, Inc       Suite 300                                                6/26/98
                                   New York, NY 10022

0263                               888 South Greenville Avenue                              Net 30 Days
Dell Direct Sales, LP.             Suite 200 Dept. 0795                                     6/29/98
                                   Richardson, TX 75081

0264                               274 Sylvan Blvd.                                         Net 30 Days
Planned Business Sales, Inc                                          407-647-5358           6/30/98
                                   Winter Park, FL 32789
                                                                     407-647-5386
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                                                                        Page: 20

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
Filter Criteria includes: Report order is by ID.
------------------------------------------------------------------------------------------------------------
VENDOR ID                          ADDRESS LINE 1                    CONTACT                TERMS
VENDOR                             ADDRESS LINE 2                    TELEPHONE 1            VEND SINCE
                                   CITY ST ZIP                       TELEPHONE 2
                                                                     FAX NUMBER
------------------------------------------------------------------------------------------------------------

0265                               401 N. Michigan Avenue                                   Net 30 Days
IHRIM                                                                                       7/1/98
                                   Chicago, IL 60611-4267

0266                               385 Alhambra Circle Suite A                              Net 30 Days
Construction Services of Miami                                                              7/7/98
                                   Coral Gables, FL 33134

0267                               255 Alhambra Circle                                      Net 30 Days
Florida International Travel       Suite 180                                                7/9/98
                                   Coral Gables, FL 33131

0268                               American Express Co.                                     Net 30 Days
American Express Corporate S       Travel Related S. Suite 0001                             7/9/98
                                   Chicago, IL 60679-0001

0269                                                                                        Net 30 Days
Chuck Shaw                                                                                  7/10/98

0270                               1100 West Commercial Blvd         Martha Alvarez         Net 30 Days
Corporate Express                                                                           7/13/98
                                   Fort Lauderdale, FL 33309

0271                                                                                        Net 30 Days
David Seuzeneau                                                                             7/13/98

0272                                                                                        Net 30 Days
Melissa Moore                                                                               7/13/98

0273                                                                                        Net 30 Days
Jack Mullaney                                                                               7/13/98

0274                               Agents for IBEX ColonnadeGrou                            Net 30 Days
Northco Management Services L      P.O. Box 550592                                          7/15/98
                                   Tampa, FL 33655-0592

0275                               P.O. Box 620081                                          Net 30 Days
Admirals Club                                                                               7/29/98
                                   Dallas, TX 75262-0081

0276                               P0 BOX 57547                      Philip, Nguyen         Net 30 Days
PBC, Inc.                                                                                   8/3/98
                                   Webster, TX 77598

0277                               10360 N.W. 5th Terr                                      Net 3O Days
Monica Conde                                                                                8/4/98
                                   Miami, FL 33172

                                                                        Page: 21

                      International Information Technology
                             Vendor Master File List

Filter Criteria includes: Report order is by ID.
------------------------------------------------------------------------------------------------------------
VENDOR ID                          ADDRESS LINE 1                    CONTACT                TERMS
VENDOR                             ADDRESS LINE 2                    TELEPHONE 1            VEND SINCE
                                   CITY ST ZIP                       TELEPHONE 2
                                                                     FAX NUMBER
------------------------------------------------------------------------------------------------------------
0278                               Paging Network of Miami                                  Net 30 Days
PageNet                            4009 Oakwood Blvd                 305-267-4600           8/5/98
                                   Hollywood, FL 33020

0279                                                                                        Net 30 Days
Howard Elfman                                                                               8/5/98

0280                                                                                        Net 30 Days
Thomas Leighton                                                                             8/6/98

0281                                                                                        Net 30 Days
Andrew Almquist                                                                             8/6/98

0282                                                                                        Net 30 Days
Donald Harrison                                                                             8/10/98

0283                               Business Machines/Off Supplies                           Net 30 Days
MIC Systems                        11457 Stonecress Avenue           626-282-5527           8/10/98
                                   Fountain Valley, CA 92708

0284                                                                                        Net 30 Days
Brett Thomas                                                                                8/17/98

0285                               4900 University Avenue                                   Net 30 Days
Business Advantage                                                   1800-305-9004          8/17/98
                                   West Des Moines, IA 50266-676
                                                                     1800-305-8997

0286                                                                                        Net Due
Carlos Gutierrez                                                                            8/17/98

0287                               P.O. Box 8297                                            Net 30 Days
A. Management Association Int.                                                              8/17/98
                                   Overland Park, KS 66208

0288                               8220 N.W. 25th Street                                    Net 30 Days
DOMESA                                                                                      8/18/98
                                   Mimai, FL 33126

0289                               P.O. Box 79482                                           Net 30 Days
HR Society for                                                       703-548-3440           8/20/98
                                   Baltimore, MD 2 1279-0482         1800-283-787476
                                                                     703-836-0367

0290                                                                                        Net 30 Days
Indoor Gardens                                                                              8/21/98

0291                               2221-A East Winston rd.                                  Net 3O Days

                                                                        Page: 22

                      International Information Technology
                             Vendor Master File List

Filter Criteria includes: Report order is by ID.
------------------------------------------------------------------------------------------------------------
VENDOR ID                          ADDRESS LINE 1                    CONTACT                TERMS
VENDOR                             ADDRESS LINE 2                    TELEPHONE 1            VEND SINCE
                                   CITY ST ZIP                       TELEPHONE 2
                                                                     FAX NUMBER
------------------------------------------------------------------------------------------------------------
TCS/IDT                                                                                     8/24/98
                                   Anaheim, CA 92806

0292                               Conference Planners/PeopleSoft                           Net 30 Days
PeopleSoft                         2600 Campus Drive Suite 180       650-287-2635           8/24/98
                                   Sam Mateo, CA 94403

                                  SCHEDULE 4.29

                             BANKING RELATIONSHIPS:

       International Information Technology, Inc.

       Citibank - Operating Account, checking account # 3200323470 Authorized signers
       a) Luis Sebastian Alegrett
       b) Richard Rodriguez

       Bank of America-- Petty Cash, checking account # 11014-11641 Authorized signers
       a) Luis Sebastian Alegrett
       b) Michael Mai

       International Information Technology, CA Venezuela

       Banco de Venezuela-- Account used for Deposits Only # 107323680-0 Authorized signers
       a) Luis Sebastian Alegrett
       b) Jose R. Alegrett

       Banco Provincial - Checking account # 01303852-H
       Authorized signers
       a) Luis Sebastian Alegrett
       b) Jose R. Alegrett

       3) Citibank - Miami - Checking account # 320025040
       Authorized signers
       a) Luis Sebastian Alegrett
       b) Jose R. Alegrett

INTERNATIONAL INFORMATION TECHNOLOGY IIT, C.A.
CHANGES IN STOCKHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 1,997 AND 1,996                               Annex VII

(EXPRESSED IN U.S. DOLLARS)

                                           Common     Acct. Receivable                  Accumulated     Translation   Shareholder's
                                            Stock       Stockholders     Paid Stock        Loss         Adjustment       Equity
                                           -----------------------------------------------------------------------------------------
Balance as of March 5, 1,996

Common stock contribution                   8,621           (6,897)           1,724                                      1,724

Net (loss) of the period                                                                 (29,448)                      (29,448)

Translation adjustment                                                                                       799           799
                                           -----------------------------------------------------------------------------------------
Balance as of December 31, 1,996            8,621           (6,897)           1,724      (29,448)            799       (26,925)

Net (loss) of the year                                                                   (90,112)                      (90,112)

Translation adjustment                                                                                      (143)         (143)
                                           -----------------------------------------------------------------------------------------
Balance as of December 31, 1,997            8,621           (6,897)           1,724     (119,559)            656      (117,179)
                                           -----------------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

INTERNATIONAL INFORMATION TECHNOLOGY IIT, C.A.
CASH FLOW                                                              Annex VII
YEARS ENDED DECEMBER 31, 1,997 AND 1,996
(EXPRESSED IN U.S. DOLLARS)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                          1,997         1,996
                                                     ---------------------------
                                                     ---------------------------
RESOURCES GENERATED BY (USED IN) OPERATIONS:
  Net loss of the year                                  (90,112)      (29,448)
  Add - items that do not effect cash:
     Exchange rate variations                              (143)          799
     Depreciation                                         3,335           836
                                                     ---------------------------
                                                     ---------------------------
                                                        (86,920)      (27,813)

RESOURCES GENERATED BY (USED) IN WORKING CAPITAL:
(Increase) decrease of assets:
   Accounts receivable                                  (34,023)
   Other accounts receivables                                 1          (395)
   Advances to suppliers                                 50,012       (50,012)
   Income tax witholdings                                  (177)       (2,020)
   Other assets                                              36          (654)
Increase (decrease) of liabilities:
   Accounts payable suppliers                             2,444            68
   Accounts payable to related companies                182,640
   Taxes payable                                          2,148            95
   Advances received from clients                       (55,824)       55,824
   Accounts payable stockholders                         (6,203)       38,303
                                                     ---------------------------
                                                     ---------------------------
RESOURCES GENERATED BY OPERATIONS                        54,134        13,396

INVESTING ACTIVITIES:
   Contribution to shareholder's equity                                 1,724
   Additions to fixed assets                            (19,601)       (8,830)
                                                     ---------------------------
                                                     ---------------------------
RESOURCES USED IN INVESTING ACTIVITIES                  (19,601)       (7,106)
                                                     ---------------------------
                                                     ---------------------------
(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS         34,533         6,290
CASH AN CASH EQUIVALENTS:
Beginning of year                                         6,290
                                                     ---------------------------
                                                     ---------------------------
End of year                                              40,823         6,290
                                                     ---------------------------
                                                     ---------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

                 INTERNATIONAL INFORMATION TECHNOLOGY IIT, C.A.

                        NOTES TO THE FINANCIAL STATEMENTS

                       AS OF DECEMBER 31, 1,997 AND 1,996

BASIS OF PRESENTATION:

Financial statements in historical bolivares:

The supplementary financial statements in the annexed financial statements marked I - IV have been prepared according to the same accounting practices summarized in Note 1 to the financial statements prepared in bolivares with purchasing power, except that do not include the effect of the inflation in the financial reports, but do not conform with accounting principles generally accepted in Venezuela.

Financial statements in US Dollars:

US Dollar amounts shown in the annexed financial statements marked V -- VII have been included solely for the convenience of the reader and are translated from historical Venezuelan bolivares to US Dollars at the Central Venezuelan Bank's official rates of:

                                             1,997                    1996
                                             -----                    ----
            December 31,                    504.75                   476.75
            Period's average                490.67                   453.77

A summary of the method of restatement of the financial statements translated to US Dollars, is as follows:

- Monetary assets and liabilities were restated at the end period rate of Bs. 504.75 and 476.75 to the US Dollar.

- Non-monetary assets and liabilities were restated at the their historical rates of purchase, contribution or generation.

- The statement of operations was restated at the short-term average rate of Bs. 490.67 Bs. 453.77 to the US Dollar, except for the depreciation of fixed assets which was restated at its corresponding historical exchange rates.

                                  SCHEDULE 4.8

                                   PROJECTIONS

                               (Attached - 1 page)

Schedule# 4.8

International Information Technology, Inc.
Forecast for 1998

                                          ------------------------------------------------------------------------------------
                                          Actual                    Actual      Actual      Forecast
                                          ------------------------------------------------------------------------------------


                                           Qtr 1/98    % Sales      Apr         May         Jun       Qtr 2 '98  % Sales
Sales
                                          ------------------------------------------------------------------------------------
Total USA Sales: ......................   1,233,913      84.17%     504,764     459,060     526,598   1,490,421    90.41%
                                          ------------------------------------------------------------------------------------
IIT-CA Venezuela                            231,997      15.83%      49,440      50,500      58,075     158,015     9.59%
                                          ------------------------------------------------------------------------------------
Total Sales:                              1,465,910        100%     554,204     509,560     584,673   1,648,436      100%
                                          ------------------------------------------------------------------------------------

Payroll & Related                                      % Sales                                                   % Sales
                                          ------------------------------------------------------------------------------------
Total USA Payroll & Related:                602,128      48.80%     224,666     222,302     255,796     702,765    47.15%
                                          ------------------------------------------------------------------------------------
IIT-CA Venezuela                             72,524      31.26%      17,304      12,120      14,519      43,943    27.81%
                                          ------------------------------------------------------------------------------------
Total Payroll & Related:                     674,652      46.02%     241,970     234,422     270,315     746,708    45.30%
                                          ------------------------------------------------------------------------------------

Operating Expenses                                     % Sales                                                   % Sales
                                          ------------------------------------------------------------------------------------
Total USA Operating Expenses: .........     123,205       9.96%      35,201      75,703      71,070     181,974    12.21%
                                          ------------------------------------------------------------------------------------
IIT-CA Venezuela                             22,719       9.79%       4,944      13,833       5,806      24,585    15.56%
                                          ------------------------------------------------------------------------------------
Total Operating Expenses: .............     145,924       9.95%      40,145      89,536      76,878     206,558    12.53%
                                          ------------------------------------------------------------------------------------

Net Operating Profits                                  % Sales                                                   % Sales
                                          ------------------------------------------------------------------------------------
Total USA Net Operating Profits: ......     508,580      41.22%     244,896     161,055     199,732     605,683    40.64%
                                          ------------------------------------------------------------------------------------
IIT-CA Venezuela                            136,754      58.95%      27,192      24,547      37,749      89,488    56.63%
                                          ------------------------------------------------------------------------------------
Total Net Operating Profits: ..........     645,334      44.02%     272,088     185,602     237,480     695,171    42.17%
                                          ------------------------------------------------------------------------------------

Less: Corporate A&G                                    % Sales                                                   % Sales
                                          ------------------------------------------------------------------------------------
Total Corporate A&G: ..................     136,985       9.34%      64,537      65,451      65,000     194,988    11.83%
                                          ------------------------------------------------------------------------------------

                                                     % Total Sales                                             % Total Sales
                                          ------------------------------------------------------------------------------------
USA Net Income (before bonuses & taxes)     371,595      25.35%     180,359      95,604     134,732     410,695    24.91%
                                          ------------------------------------------------------------------------------------
IIT-CA Venezuela                            136,754       9.33%      27,192      24,547      37,749      89,488     5.43%
                                          ------------------------------------------------------------------------------------
Total Net Income: .....................     508,349      34.68%     207,551     120,151     172,480     500,182    30.34%
                                          ------------------------------------------------------------------------------------

                                          ----------------------------------------------------------------------------------------
                                          Forecast       Forecast       Forecast                            Forecast      Forecast
                                          ----------------------------------------------------------------------------------------
                                               10%             7%             8%          25%                     8%            8%
                                          ----------------------------------------------------              ----------------------
                                          Jul            Aug            Sep        Qtr 3 '98   % Sales      Oct           Nov
Sales
                                          ----------------------------------------------------------------------------------------
Total USA Sales: ......................   579,258        619,806        669,390   1,868,454      90.67%     722,942       780,777
                                          ----------------------------------------------------------------------------------------
IIT-CA Venezuela                           60,979         64,028         67,229     192,236       9.33%      70,591        74,120
                                          ----------------------------------------------------------------------------------------
Total Sales:                              640,237        683,834        736,619   2,060,689        100%     793,532       854,897
                                          ----------------------------------------------------------------------------------------

Payroll & Related                                                                              % Sales
                                          ----------------------------------------------------------------------------------------
Total USA Payroll & Related:              277,926        295,806        319,471     893,203      47.80%     345,028       372,630
                                          ----------------------------------------------------------------------------------------
IIT-CA Venezuela                           15,245         16,007         16,807      48,059      25.00%      24,707        25,942
                                          ----------------------------------------------------------------------------------------
Total Payroll & Related:                  293,171        311,813        336,278     941,261      45.68%     369,735       398,572
                                          ----------------------------------------------------------------------------------------

Operating Expenses                                                                             % Sales
                                          ----------------------------------------------------------------------------------------
Total USA Operating Expenses: .........    75,174         75,174         75,174     225,521      12.07%      74,000        74,000
                                          ----------------------------------------------------------------------------------------
IIT-CA Venezuela                            6,098          6,403          6,723      19,224      10.00%       7,059         7,412
                                          ----------------------------------------------------------------------------------------
Total Operating Expenses: .............    81,272         81,576         81,897     244,745      11.88%      81,059        81,412
                                          ----------------------------------------------------------------------------------------

Net Operating Profits                                                                          % Sales
                                          ----------------------------------------------------------------------------------------
Total USA Net Operating Profits: ......   226,158        248,626        274,746     749,730      40.13%     303,913       334,146
                                          ----------------------------------------------------------------------------------------
IIT-CA Venezuela                           39,636         41,618         43,699     124,953      65.00%      38,825        40,766
                                          ----------------------------------------------------------------------------------------
Total Net Operating Profits: ..........   265,794        290,444        318,445     874,684      42.45%     342,738       374,912
                                          ----------------------------------------------------------------------------------------

Less: Corporate A&G                                                                            % Sales
                                          ----------------------------------------------------------------------------------------
Total Corporate A&G: ..................    65,000         67,000         68,000     200,000       9.71%      70,000        70,000
                                          ----------------------------------------------------------------------------------------

                                                                                             % Total Sales
                                          ----------------------------------------------------------------------------------------
USA Net Income (before bonuses & taxes)   161,158        181,826        206,746     549,730      26.68%     233,913       264,146
                                          ----------------------------------------------------------------------------------------
IIT-CA Venezuela                           39,636         41,618         43,699     124,953       6.06%      38,825        40,766
                                          ----------------------------------------------------------------------------------------
Total Net Income: .....................   200,794        223,444        250,445     674,684      32.74%     272,738       304,912
                                          ----------------------------------------------------------------------------------------

                                          -------------------------------------------------------
                                          Forecast
                                          -------------------------------------------------------
                                                9%           25%
                                          ----------------------
                                          Dec         Qtr 4 '98    % Sales    Total '98      %
Sales
                                          -------------------------------------------------------
Total USA Sales: ......................   851,047     2,354,765      91.37%   6,947,553    89.62%
                                          -------------------------------------------------------
IIT-CA Venezuela                           77,826       222,537       8.63%     804,784    10.38%
                                          -------------------------------------------------------
Total Sales:                              928,873     2,577,302        100%   7,752,338      100%
                                          -------------------------------------------------------

Payroll & Related                                                  % Sales               % Sales
                                          -------------------------------------------------------
Total USA Payroll & Related:              406,167     1,123,826      47.73%   3,321,921    47.81%
                                          -------------------------------------------------------
IIT-CA Venezuela                           27,239        77,888      35.00%     242,413    30.12%
                                          -------------------------------------------------------
Total Payroll & Related:                  433,406     1,201,714      46.63%   3,564,335    45.98%
                                          -------------------------------------------------------

Operating Expenses                                                 % Sales               % Sales
                                          -------------------------------------------------------
Total USA Operating Expenses: .........    74,000       222,000       9.43%     752,700    10.83%
                                          -------------------------------------------------------
IIT-CA Venezuela                            7,783        22,254      10.00%      88,781    11.03%
                                          -------------------------------------------------------
Total Operating Expenses: .............    81,783       244,254       9.48%     841,480    10.85%
                                          -------------------------------------------------------

Net Operating Profits                                              % Sales               % Sales
                                          -------------------------------------------------------
Total USA Net Operating Profits: ......   370,880     1,008,939      42.85%   2,872,932    41.35%
                                          -------------------------------------------------------
IIT-CA Venezuela                           42,804       122,395      55.00%     473,590    58.85%
                                          -------------------------------------------------------
Total Net Operating Profits: ..........   413,684     1,131,335      43.90%   3,346,522    43.17%
                                          -------------------------------------------------------

Less: Corporate A&G                                                % Sales               % Sales
                                          -------------------------------------------------------
Total Corporate A&G: ..................    75,000       215,000       8.34%     746,973     9.64%
                                          -------------------------------------------------------

                                                                 % Total Sales           % Sales
                                          -------------------------------------------------------
USA Net Income (before bonuses & taxes)   295,880       793,939      30.81%   2,125,960    27.42%
                                          -------------------------------------------------------
IIT-CA Venezuela                           42,804       122,395       4.75%     473,590     6.11%
                                          -------------------------------------------------------
Total Net Income: .....................   338,684       916,335      35.55%   2,599,550    33.53%
                                          -------------------------------------------------------

                                  SCHEDULE 4.9

                             UNDISCLOSED LIABILITIES

                                      None

                                  SCHEDULE 4.10

                    CERTAIN CHANGES OR EVENTS OF THE COMPANY

SPECIAL COMPENSATION OBLIGATIONS

Graig Theobald, Managing Consultant, $5,000 Bonus earned on June 30, 1999, subject to continued employment up to and including such date.

SALES MANAGER COMPENSATION:

Cynthia Kenny, Western Region Sales Manager

Howard Elfman, Eastern Region Sales Manager

In addition to a Base Salary the sales manager receive a quarterly sales commission.

The commission schedules are as follows:

2% of all new sales.

 .5% of continuing sales

Continuing sales are sales for clients that we have serviced over 12 months.

VENEZUELAN GENERAL MANAGER COMPENSATION:

Jonas Ayala, IIT Venezuela General Manager, is paid $4,000 per month and a Bonus equal to 20% of the EBITDA of the Venezuelan operations. This is effective as of July 1, 1998. He works as an independent contractor.

Prior to July 1, 1998 he was receiving a base salary of $2000 per month plus a bonus equal to 30% of the EBITDA of the Venezuelan operations.

CHANGE IN ACCOUNTING METHODS OR PRACTICES

As of January 1st, 1998 International Information Technology, Inc. tax accounting method has been changed to an accrual accounting method internally. The tax filing has not been changed at this point.

                                  SCHEDULE 4.11

               LISTING OF ALL CONTRACTS / CONSENTS OF THE COMPANY

Office Lease Agreements:

1) Corporate Florida Office, Lease expiration date: January 31, 1999
2) Western California Office, Lease expiration date: June 1, 2000
3) Caracas, Venezuela Office, Lease expiration date is September 15, 1998

Telephone Equipment Leases:

Corporate Office: BSFS Phone system Lease
California Office: American Capital/ Bombardier Capital (Phone System Lease)

Computer & Equipment Leases:

Sanwa Leasing Corp. - Schedule A/B 10220993 / 10226225
Dell Financial Services - Lease # 003956567--001/002/003/004/005
AT&T Capital Leasing - 678052/679592
        Master Lease # 680497 Schedules - 681715 / 681829 / 685813 / 685834

Add - 4.11 (vi)-Termination Agreement with John Rocka
Customer Contracts

See attached (5 pages)

                      INTERNATIONAL INFORMATION TECHNOLOGY                Page 1

                            JOB PROFITABILITY REPORT
                 For the Period From Jan 1, 1998 to Jul 31, 1998
Filter Criteria includes: 1) IDs from 103-01 to NB-500. Report order is by ID. Report is printed Summarized by GL Account.

------------------------------------------------------------------------------------------------------------------------------------
Job Description         Job ID   GL Acct Description            Actual Exp.     Exp. Totals     Rev. Totals       Profit $   Profit
------------------------------------------------------------------------------------------------------------------------------------
Psft (Latin America)    103-01   Salaries & Wages - Billable      2,292.14
                                 Travel & Related Expense         1,524.62
                                 Other Income                                                      1,962.09
                                                               -----------                    -------------
                                                                                   3,816.76        1,962.09
                                                                              -------------   -------------
Total                   103-01                                                     3,816.76        1,962.09      -1,854.67   -94.53
                                                                              -------------   -------------      ---------   ------
                                                                              -------------   -------------      ---------   ------

Dreyer's (HRIS)         110-01   H.R.- Consulting Fees                                           146,440.00
                                 Salaries & Wages - Billable     50,739.26
                                 Travel & Related Expense           783.43
                                 Sub-Contract Fees                2,180.25
                                 Entertainment Expenses              94.08
                                                               -----------                    -------------
                                                                                  53,797.02      146,440.00
                                                                              -------------   -------------
Total                   110-01                                                    53,797.02      146,440.00      92,642.98    63.26
                                                                              -------------   -------------     ----------   ------
                                                                              -------------   -------------     ----------   ------

PeopleSoft Inc. (HRIS)  111-01   H.R.- Consulting Fees                                           232,472.00
                                 Salaries & Wages - Billable     91,278.14
                                 Travel & Related Expense         4,735.19
                                 Entertainment Expenses              36.45
                                 Parking                            265.92
                                                               -----------                    -------------
                                                                                  96,315.70      232,472.00
                                                                              -------------   -------------
Total                   111-01                                                    96,315.70      232,472.00     136,156.30    58.57
                                                                              -------------   -------------     ----------    -----
                                                                              -------------   -------------     ----------    -----
Nissan (HRIS)           112-01   Accrued Sub-Contractor Fees     12,962.50
                                 H.R.- Consulting Fees                                            34,290.00
                                 Sub-Contract Fees               51,347.50
                                                               -----------                    -------------
                                                                                  64,310.00       34,290.00
                                                                              -------------   -------------
Total                   112-01                                                    64,310.00       34,290.00     -30,020.00   -87.55
                                                                              -------------   -------------     -----------  ------
                                                                              -------------   -------------     -----------  ------
APS (HRIS)              113-01   H.R.- Consulting Fees                                            75,220.00
                                 Salaries & Wages - Billable     27,265.48
                                 Travel & Related Expense         2,708.31
                                 Telephone Expense                  126.56
                                 Postage/Shipping Expense            39.00
                                 Employee Incentive                  42.78
                                                               -----------                    -------------
                                                                                  30,182.13       75,220.00
                                                                              -------------   -------------
Total                   113-01                                                    30,182.13       75,220.00      45,037.87    59.87
                                                                              -------------   -------------      ---------   ------
                                                                              -------------   -------------      ---------   ------
APS (Financials)        113-02   Fin. - Consulting Fees                                           37,100.00
                                 Salaries & Wages - Billable     11,298.62
                                 Travel & Related Expense           439.20
                                                               -----------                    -------------
                                                                                  11,737.82       37,100.00
                                                                              -------------   -------------
Total                   113-02                                                    11,737.82       37,100.00      25,362.18    63.36
                                                                              -------------   -------------      ---------   ------
                                                                              -------------   -------------      ---------   ------
Ameritech (Financials)  115-02   Fin. - Consulting Fees                                           19,920.00
                                 Salaries & Wages - Billable      8,910.00
                                                               -----------                    -------------
                                                                                   8,910.00       19,920.00
                                                                              -------------   -------------
Total                   115-02                                                     8,910.00       19,920.00      11,010.00    55.27
                                                                              -------------   -------------      ---------   ------
                                                                              -------------   -------------      ---------   ------

                      INTERNATIONAL INFORMATION TECHNOLOGY                Page 2
                            JOB PROFITABILITY REPORT
                 For the Period From Jan 1, 1998 to Jul 31, 1998
Filter Criteria includes: 1) IDs from 103-01 to NB-500. Report order is by ID. Report is printed Summarized by GL Account.

------------------------------------------------------------------------------------------------------------------------------------
Job Description         Job ID   GL Acct Description            Actual Exp.     Exp. Totals     Rev. Totals       Profit $   Profit
------------------------------------------------------------------------------------------------------------------------------------
Sunglass (HRIS)         116-01   H.R.- Consulting Fees                                            47,085.00
                                 Salaries & Wages - Billable     18,441.50
                                                               -----------                    -------------
                                                                                  18,441.50       47,085.00
                                                                              -------------   -------------
Total                   116-01                                                    18,441.50       47,085.00      28,643.50    60.83
                                                                              -------------   -------------      ---------   ------
                                                                              -------------   -------------      ---------   ------

Uni-Health (HRIS)       118-01   H.R.- Consulting Fees                                            80,080.00
                                 Salaries & Wages - Billable     54,087.39
                                 Travel & Related Expense            18.39
                                 Sub-Contract Fees                  229.80
                                                               -----------                    -------------
                                                                                  54,335.58       80,080.00
                                                                              -------------   -------------
Total                   118-01                                                    54,335.58       80,080.00      25,744.42    32.15
                                                                              -------------   -------------      ---------   ------
                                                                              -------------   -------------      ---------   ------
SCE (HRIS)              119-01   H.R.- Consulting Fees                                           967,565.30
                                 Salaries & Wages - Billable    313,870.47
                                 Sal. & Wages - Non Billable      7,946.40
                                 Travel & Related Expense         8,487.83
                                 Telephone Expense                   75.24
                                 Sub-Contract Fees               37,196.92
                                 Entertainment Expenses              48.40
                                 Seminars & Education             3,150.00
                                                               -----------                    -------------
                                                                                 370,775.26      967,565.30
                                                                              -------------   -------------
Total                   119-01                                                   370,775.26      967,565.30     596,790.04    61.68
                                                                              -------------   -------------      ---------   ------
                                                                              -------------   -------------      ---------   ------
Vincam (HRIS)           122-01   H.R.- Consulting Fees                                           224,050.00
                                 Salaries & Wages - Billable     76,277.47
                                 Travel & Related Expense            93.00
                                 Client Promotion                   325.86
                                                               -----------                    -------------
                                                                                  76,696.33      224,050.00
                                                                              -------------   -------------
Total                   122-01                                                    76,696.33      224,050.00     147,353.67    65.77
                                                                              -------------   -------------      ---------   ------
                                                                              -------------   -------------      ---------   ------
Remedy (HRIS)           123-01   H.R.- Consulting Fees                                           189,880.00
                                 Salaries & Wages - Billable    100,327.98
                                 Travel & Related Expense           182.00
                                 Entertainment Expenses             279.70
                                                               -----------                    -------------
                                                                                 100,789.68      189,880.00
                                                                              -------------   -------------
Total                   123-01                                                   100,789.68      189,880.00      89,090.32    46.92
                                                                              -------------   -------------      ---------   ------
                                                                              -------------   -------------      ---------   ------
Hambrecht &             126-01   H.R.- Consulting Fees                                            14,010.00
Quist (HRIS)                     Salaries & Wages - Billable      2,201.88
                                 Travel & Related Expense            47.50
                                                               -----------                    -------------
                                                                                   2,249.38       14,010.00
                                                                              -------------   -------------
Total                   126-01                                                     2,249.38       14,010.00      11,760.62    83.94
                                                                              -------------   -------------      ---------   ------
                                                                              -------------   -------------      ---------   ------
Fourth Tier (HRIS)      127-01   H.R.- Consulting Fees                                            11,432.50
                                 Salaries & Wages - Billable      1,910.51
                                 Travel & Related Expense           115.20
                                                               -----------                    -------------
                                                                                   2,025.71       11,432.50
                                                                              -------------   -------------
Total                   127-01                                                     2,025.71       11,432.50       9,406.79    82.28
                                                                              -------------   -------------      ---------   ------
                                                                              -------------   -------------      ---------   ------

                      INTERNATIONAL INFORMATION TECHNOLOGY                Page 3

                            JOB PROFITABILITY REPORT
                 For the Period From Jan 1, 1998 to Jul 31, 1998
Filter Criteria includes: 1) IDs from 103-01 to NB-500. Report order is by ID. Report is printed Summarized by GL Account.

------------------------------------------------------------------------------------------------------------------------------------
Job Description         Job ID   GL Acct Description            Actual Exp.     Exp. Totals     Rev. Totals       Profit $   Profit
------------------------------------------------------------------------------------------------------------------------------------
Rural Metro (HRIS)      128-01   H.R.- Consulting Fees                                            67,080.00
                                 Salaries & Wages - Billable     18,939.25
                                 Travel & Related Expense           293.00
                                 Telephone Expense                  339.24
                                                               -----------                    -------------
                                                                                  19,571.49       67,080.00
                                                                              -------------   -------------
Total                   128-01                                                    19,571.49       67,080.00      47,508.51    70.82
                                                                              -------------   -------------      ---------   ------
                                                                              -------------   -------------      ---------   ------
Mission Energy (HRIS)   129-01   H.R.- Consulting Fees                                             6,560.00
                                 Salaries & Wages - Billable      1,570.83
                                                               -----------                    -------------
                                                                                   1,570.83        6,560.00
                                                                              -------------   -------------
Total                   129-01                                                     1,570.83        6,560.00       4,989.17    76.05
                                                                              -------------   -------------      ---------   ------
                                                                              -------------   -------------      ---------   ------
DFS (HRIS)              130-01   H.R.- Consulting Fees                                           239,450.00
                                 Salaries & Wages - Billable    105,925.25
                                 Travel & Related Expense            64.18
                                 Telephone Expense                   29.38
                                 Entertainment Expenses             130.94
                                 Employee Incentive                 102.15
                                                               -----------                    -------------
                                                                                 106,251.90      239,450.00
                                                                              -------------   -------------
Total                   130-01                                                   106,251.90      239,450.00     133,198.10    55.63
                                                                              -------------   -------------      ---------   ------
                                                                              -------------   -------------      ---------   ------
DFS Offsite (HRIS)      130-03   H.R.- Consulting Fees                                           139,040.00
                                 Salaries & Wages - Billable     29,790.71
                                 Sub-Contract Fees               48,950.00
                                                               -----------                    -------------
                                                                                  78,740.77      139,040.00
                                                                              -------------   -------------
Total                   130-03                                                    78,740.77      139,040.00      60,299.23    43.37
                                                                              -------------   -------------      ---------   ------
                                                                              -------------   -------------      ---------   ------
PeopleSoft CA           132-02   Fin. - Consulting Fees                                          104,760.00
(Financial                       Salaries & Wages - Billable     34,559.66
                                 Travel & Related Expense         2,969.60
                                 Entertainment Expenses             227.79
                                                               -----------                    -------------
                                                                                  37,757.05      104,760.00
                                                                              -------------   -------------
Total                   132-02                                                    37,757.05      104,760.00      67,002.95    63.96
                                                                              -------------   -------------      ---------   ------
                                                                              -------------   -------------      ---------   ------
ISI (Financials)        133-02   Fin. - Consulting Fees                                          127,320.00
                                 Salaries & Wages - Billable     38,485.18
                                                               -----------                    -------------
                                                                                  38,485.18      127,320.00
                                                                              -------------   -------------
Total                   133-02                                                    38,485.18      127,320.00      88,834.82    69.77
                                                                              -------------   -------------      ---------   ------
                                                                              -------------   -------------      ---------   ------
Kaiser (HRIS)           134-01   H.R.- Consulting Fees                                           221,652.50
                                 Salaries & Wages - Billable     25,347.40
                                 Sub-Contract Fees              105,505.00
                                 Entertainment Expenses             215.16
                                 H.R.- Consulting Fees                                            35,680.00
                                 Salaries & Wages - Billable     14,561.02
                                                               -----------                    -------------
                                                                                 145,628.58      257,332.50
                                                                              -------------   -------------
Total                   134-01                                                   145,628.58      257,332.50     111,703.92    43.41
                                                                              -------------   -------------      ---------   ------
                                                                              -------------   -------------      ---------   ------

                      INTERNATIONAL INFORMATION TECHNOLOGY                Page 4

                            JOB PROFITABILITY REPORT
                 For the Period From Jan 1, 1998 to Jul 31, 1998
Filter Criteria includes: 1) IDs from 103-01 to NB-500. Report order is by ID. Report is printed Summarized by GL Account.

------------------------------------------------------------------------------------------------------------------------------------
Job Description         Job ID   GL Acct Description            Actual Exp.     Exp. Totals     Rev. Totals       Profit $   Profit
------------------------------------------------------------------------------------------------------------------------------------
SHL System House (Fin)  135-02   Fin. - Consulting Fees                                           91,500.00
                                 Salaries & Wages - Billable     29,458.65
                                                               -----------                    -------------
                                                                                  29,458.65       91,500.00
                                                                              -------------   -------------
Total                   135-02                                                    29,458.65       91,500.00      62,041.35    67.80
                                                                              -------------   -------------      ---------   ------
                                                                              -------------   -------------      ---------   ------
MBR Subcontrator        136-05   Sales From Other Region                                           4,732.48
                                                               -----------                    -------------
                                                                                                   4,732.48
                                                                              -------------   -------------
Total                   136-05                                                                     4,732.48       4,732.48   100.00
                                                                              -------------   -------------      ---------   ------
                                                                              -------------   -------------      ---------   ------
Hewitt Associates       137-01   Salaries & Wages - Billable     14,842.92
                                                               -----------                    -------------
                                                                                  14,842.92
                                                                              -------------   -------------
Total                   137-01                                                    14,842.92                     -14,842.92
                                                                              -------------   -------------      ---------   ------
                                                                              -------------   -------------      ---------   ------
Hewitt Associates       137-02   Fin. - Consulting Fees                                           66,375.00
                                                               -----------                    -------------
                                                                                                  66,375.00
                                                                              -------------   -------------
Total                   137-02                                                                    66,375.00      66,375.00   100.00
                                                                              -------------   -------------      ---------   ------
                                                                              -------------   -------------      ---------   ------
PeopleSoft/USI          138-02   Fin. - Consulting Fees                                            6,400.00
                                 Salaries & Wages - Billable      1,730.80
                                 Travel & Related Expense           334.00
                                                               -----------                    -------------
                                                                                   2,064.80        6,400.00
                                                                              -------------   -------------
Total                   138-02                                                     2,064.80        6,400.00       4,335.20    67.74
                                                                              -------------   -------------      ---------   ------
                                                                              -------------   -------------      ---------   ------
Consumer HR             139-01   Fin. - Consulting Fees                                           11,502.00
                                 Salaries & Wages - Billable      3,044.84
                                                               -----------                    -------------
                                                                                   3,044.84       11,502.00
                                                                              -------------   -------------
Total                   139-01                                                     3,044.84       11,502.00       8,457.16    73.53
                                                                              -------------   -------------      ---------   ------
                                                                              -------------   -------------      ---------   ------
Western Sales Office    NB- Sal  Employee Advances               -1,778.58
                                 Travel & Related Expense         2,120.99
                                 Telephone Expense                1,124.30
                                 Pager Expense                      487.08
                                 Data Processing                    268.98
                                 Postage/Shipping Expense            51.00
                                 Office Supplies                  1,067.20
                                 Entertainment Expense              284.27
                                 Internet Fees                      141.66
                                 Seminars & Education               250.00
                                 Travel & Related Expense            74.52
                                 Entertainment Expenses              57.30
                                 Travel & Related Expense           644.62
                                 Entertainment Expense              165.15
                                 Travel & Related Expense         2,530.13
                                 Entertainment Expense               76.42
                                                               -----------                    -------------
                                                                                   7,565.04
                                                                              -------------   -------------
Total                   NB- Sal                                                    7,565.04                      -7,565.04
                                                                              -------------   -------------
                                                                              -------------   -------------

                      INTERNATIONAL INFORMATION TECHNOLOGY                Page 5

                            JOB PROFITABILITY REPORT
                 For the Period From Jan 1, 1998 to Jul 31, 1998
Filter Criteria includes: 1) IDs from 103-01 to NB-500. Report order is by ID. Report is printed Summarized by GL Account.

------------------------------------------------------------------------------------------------------------------------------------
Job Description         Job ID   GL Acct Description            Actual Exp.     Exp. Totals     Rev. Totals       Profit $   Profit
------------------------------------------------------------------------------------------------------------------------------------
Western Region          NB-200   Salaries & Wages - Billable     87,940.81
                                 Travel & Related Expense           567.00
                                 Telephone Expense                  112.08
                                 Data Processing                    216.00
                                 Postage/Shipping Expense            52.95
                                 Office Supplies                     14.83
                                 Sub-Contract Fees                6,490.00
                                 Entertainment Expenses             469.11
                                 Internet Fees                       39.95
                                 Parking                              3.30
                                 Salaries & Wages - Billable        344.20
                                                               -----------                    -------------
                                                                                  96,250.23
                                                                              -------------   -------------
Total                   NB-2OO                                                    96,250.23                     -96,250.23
                                                                              -------------   -------------    -----------

Midwest Region          NB-300   Salaries & Wages - Billable     14,973.46
                                 Sal. & Wages - Non Billable     16,766.67
                                 Travel & Related Expense           831.44
                                 Telephone Expense                  200.00
                                                               -----------                    -------------
                                                                                  32,771.57
                                                                              -------------   -------------
Total                   NB-300                                                    32,771.57                     -32,771.57
                                                                              -------------   -------------    -----------
                                                                              -------------   -------------    -----------

South Region            NB-5OO   Salaries & Wages - Billable     20,570.53
                                 Travel & Related Expense         1,090.00
                                                               -----------                    -------------
                                                                                  21,660.53
                                                                              -------------   -------------
Total                   NB-500                                                    21,660.53                     -21,660.53
                                                                              -------------   -------------    -----------
                                                                              -------------   -------------    -----------
Total                   Report                                                 1,530,047.25    3,203,558.87   1,673,511.62    52.24
                                                                              -------------   -------------    -----------   ------
                                                                              -------------   -------------    -----------   ------

                                  SCHEDULE 4.12

        Listing of the Acquired Companies' Current Government Contracts

      None

                                SCHEDULE 4.14(C)

                        PATENT REGISTRATION & TRADEMARKS

List of Patent Registration issued to each of the Acquired Companies

Not Applicable

List of each license, agreement or other permission granted to any third party by any of the Acquired Companies

Not Applicable

List of Trade Names or Unregistered trademarks used by each of the Acquired Companies

IIT
International Information Technology

Facsimile of IIT Logo:

[LOGO OMITTED]

                                SCHEDULE 4.14(D)

        Intellectual Property of third parties used by Acquired Companies pursuant to License, Sublicense, Agreement or permission

1) PeopleSoft Software License
2) Various copies of Microsoft Applications Software Licenses (MS Office
   97, etc.)
3) Various copies of Visio Software
4) Various copies of other "shrink-wrapped" software typically used by the employees of the Acquired Companies such as anti-virus, Windows, backup, etc.

                                  SCHEDULE 4.15

The three Corporate Office Leases described in Schedule 4.11

                                  SCHEDULE 4.17

                             EMPLOYEE BENEFIT PLANS

(c) Representations

(i) Pension Plans

(A) The company's profit sharing & 401(K) plan are subject to ERISA.

(C) The company did not receive an IRS determination. The company's profit sharing & 401(K) plan used a standard plan under the carrier AETNA.

(E) None

Welfare Plans
(c) To be determined.

                                  SCHEDULE 4.21

                                   TAX RETURNS

IIT, Inc.

1994-1997 -  Federal Income Tax Returns
1994-1997 -  State of California Income Returns
1997      -  State of Florida Income Tax Returns

                                  SCHEDULE 4.23

                      LICENSES, PERMITS AND AUTHORIZATIONS

1) City of Coral Gables Occupational License for International Information Technology, Inc.

2) Illinois Certificate of Authority for International Information Technology, Inc.

3) City of Newport Beach Business Tax Certificate for International Information Technology, Inc.